[GE LOGO OMITTED]

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GE
Investments
Funds, Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999

                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------

UNDERSTANDING YOUR REPORT
------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN ...............................................  2
REVIEW OF PERFORMANCE AND SCHEDULE OF INVESTMENTS
     Portfolio managers discuss your Funds and what they have invested in and why

     U.S. EQUITY FUND ....................................................  3
     S&P 500 INDEX FUND ..................................................  7
     PREMIER GROWTH EQUITY FUND .......................................... 14
     VALUE EQUITY FUND ................................................... 17
     INTERNATIONAL EQUITY FUND ........................................... 20
     TOTAL RETURN FUND ................................................... 25
     INCOME FUND ......................................................... 34
     GLOBAL INCOME FUND .................................................. 41
     MONEY MARKET FUND ................................................... 44
     REAL ESTATE SECURITIES FUND ......................................... 46
     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF INVESTMENTS .......... 49

FINANCIAL STATEMENTS

     Financial Highlights ................................................ 50
     Notes to the Financial Highlights ................................... 55
     Statements of Assets and Liabilities
       Operations, and Changes in Net Assets ............................. 56
NOTES TO THE FINANCIAL STATEMENTS ........................................ 62
INDEPENDENT AUDITORS' REPORT ............................................. 66
GE INVESTMENTS FUNDS' INVESTMENT TEAM ......................INSIDE BACK COVER


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to provide you with the 1999 GE Investments Funds, Inc. Annual Report.

1999 was a year of exceptionally strong performance across most global equity markets, while the U.S. bond market suffered its second worst year since 1973. The S&P 500 achieved an unprecedented fifth consecutive year of 20%+ returns, finishing the year up 21.1%. The increase in the Russell 2000 small-cap stock index roughly equaled the S&P 500 for the first time since 1993. International equity markets as a whole significantly outperformed the S&P 500 for the first time since 1994. European markets climbed a relatively modest 15.9%, while Japan rose 61.5%, and emerging market stock indices increased a robust 66.4% from 1998's depressed levels. Although the large-cap U.S. equity market was up strongly, individual stock performance remained very concentrated. The top performing fifteen stocks accounted for 75% of the total S&P 500 gain and technology stocks such as Microsoft, Cisco, Oracle, and Sun Microsystems accounted for 90% of the S&P 500's total performance.

PERFORMANCE HIGHLIGHTS
Despite a volatile market that traded in a narrow range for most of the year, a number of GE Investments equity funds outperformed their Lipper peer groups. The Premier Growth Equity Fund outpaced its Lipper peers by 4% and also beat the S&P 500 Index by 15%. Both the U.S. Equity Fund and Value Equity Fund also posted double-digit returns and exceeded their Lipper peer groups by 5% and 3%, respectively. The International Equity Fund beat its benchmark index (MSCI EAFE) by 3%.

MARKET OVERVIEW
The past several years have produced a very positive environment for financial markets. Traditional long-term U.S. stock returns in the range of 10-12% have been eclipsed by average returns of 17.5% in the 1980's and 18.3% in the 1990's. The last five years in particular have reached new highs, averaging 28.6%. These dramatic results have not only been recorded by stocks but also by long-term government bonds which have returned 12.6% in the 1980's and 9.0% in the 90's versus historic averages in the 6-7% range. Since the fall of the Iron Curtain, we have experienced a disinflationary peacetime economy with low interest rates, strong economic growth, excellent productivity gains and rising corporate profits. This has led to unprecedented valuation levels on almost any measurement basis -- dividend yields, price to book, price to sales, or price to earnings ratios. Some argue that current technology innovations and the increased services content of the economy should encourage us to view valuations differently in this "New Era Economy", perhaps akin to the dramatic changes for the industrial revolution affecting economic life at the dawn of the previous century. We believe that our valuation methologies are still valid though levels may be altered in this environment.

The Federal Reserve increased interest rates three times during 1999, as the pace of economic activity rekindled fears of inflation. These actions reversed the three rate cuts implemented in responds to 1998's global economic crisis, and had a significant negative impact on bond values and on bond fund returns.

MARKET OUTLOOK
A number of positive factors should prevail in the months ahead. U.S. economic growth seems likely to continue, albeit at a more moderate 2-3% annual rate. New investment dollars should enter the market from 401(k) plans, mutual funds and also as foreign pension plans increase their allocations to global equities, including the U.S. Continued growth in the technology sector also seems likely. While it remains uncertain how long the dot.com IPO frenzy can continue, the Internet offers promising opportunities and productivity improvements for business to business commerce. Finally, business merger and acquisition activity, especially in Europe, is booming and company managements have followed the U.S. lead in focusing on creating shareholder value.

On the cautionary side, valuations remain high and global capacity exceeds demand. We believe that bottom-up analyst expectations of double-digit earnings growth of 15% will probably not be realized and there will be continued high volatility and narrow market breadth. We believe that S&P 500 earnings should increase by about 6-8% which, together with dividends of slightly more than 1%, should result in gains closer to historic levels.

The principal wild card capable of impacting this scenario is the pace of economic activity around the globe and its effect on interest rates, coupled with the narrow breadth of the U.S. equity market. The concentration of recent years' appreciation in a relatively small number of stocks, predominately in the technology sector, creates potential significant volatility, particularly if these stocks go through a major correction.

Maintaining a well-diversified portfolio is even more important when markets are volatile and the economic outlook uncertain. Equities have the potential to be a top performing long-term asset class, although returns over the next few years will probably not equal the levels they have achieved for the past five years. Stock selection will continue to be a major factor in performance as we expect small- and mid-cap stocks, which have been laggards in recent years, to catch up with large-caps. Fixed income investments (whether taxable or tax-exempt) deliver current income and can also provide moderate capital growth. The basic rules of investing still apply -- know your investment objectives and work with your financial advisor to consider which options fit your profile, and your tolerance for risk, then spend as much effort investing your money as you spent earning it. These rules held true in 1999 and we suggest that you consider them in future investment plans.

Lastly, a comment on the Year 2000 issue. To date, we have not experienced any significant disruptions to our financial or operating activities caused by failure of these computerized systems resulting from Year 2000 issues. Still, the impact of failures by companies, markets, or governments of countries in which the Funds invest to address effectively the Year 2000 issue may be felt well after January 1, 2000 and could negatively impact the Funds' performance. In addition, the Funds could be adversely affected if the computer systems used by GE Asset Management, its sub-advisers or external service providers do not correctly process such date-related information.

Sincerely,

[SIGNATURE]

Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS, INC.

MIKE COSGROVE IS THE PRESIDENT OF GE ASSET MANAGEMENT SERVICES A DIVISION OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GENERAL ELECTRIC COMPANY AND GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR. IN THIS ROLE, HE IS RESPONSIBLE FOR THE MARKETING, PRODUCT DEVELOPMENT AND SALES OF THE FUNDS, AND IS ALSO A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM.

IN MIKE'S PREVIOUS POSITION AS CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER-GE COMPANY, HE HAD FINANCIAL RESPONSIBILITY FOR ALL ASSETS UNDER GE ASSET MANAGEMENT. MIKE JOINED GE IN 1970. AFTER COMPLETING THE GE FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION, INCLUDING SERVING AS VICE PRESIDENT AND TREASURER AND LATER AS VICE PRESIDENT - COUNTERTRADE AND BARTER FOR GE TRADING COMPANY.

MIKE GRADUATED FROM FORDHAM UNIVERSITY IN 1970 WITH A B.S. DEGREE IN ECONOMICS AND RECEIVED HIS M.B.A. DEGREE FROM ST. JOHN'S UNIVERSITY IN 1973.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF GE ASSET MANAGEMENT'S U.S. EQUITY OPERATION. GENE MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $64 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAMS OF THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED WITH ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The U.S. Equity Fund returned 19.61% for the one-year period ended December 31, 1999, slightly less than the S&P 500 Index return of 21.07%. For the same period, the fund's Lipper peer group of 174 Growth and Income annuity funds had an average return of 14.51%, ranking the fund in the 73rd percentile among peer funds.

Q.   WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The stock market continued to be characterized by narrow leadership from a small group of very large growth stocks. Despite the strong return of the overall index, only 46% of S&P 500 stocks were up on the year while 54% actually declined. Because many of these leadership stocks had very high valuations throughout the year, we did not own a number of them as a result of our valuation disciplines. We expect this valuation discrepancy to correct itself at some point and the fund to make up for its modest underperformance last year.

Q.   DID THE SECTOR WEIGHTINGS OF THE FUND CHANGE?

A. In general, the sector weightings in the fund remain quite close to those of the S&P 500 as a result of our style-neutral, broadly diversified approach. The exception in 1999 was the Technology sector where we started the year about 2 1/2% below the index weight and finished about 6% underweighted. This was not the result of net selling on our part but rather the addition of some very richly valued stocks to the index during the year that we did not buy (e.g., Yahoo! and QUALCOMM).

Q.   WHICH SECTORS/STOCKS HAVE PERFORMED WELL AND WHICH HAVE NOT?

A. During 1999, seven of nine sectors in the S&P 500 showed a positive return, but only three managed to outperform the overall index. We did well in the Consumer Cyclical sector thanks to continued outperformance by our cable television holdings, NTL, AT&T Corp.-Liberty Media and Comcast, as well as Interpublic Group and Catalina Marketing. We also outperformed in the Financial sector, thanks to good stock selection as companies such as Morgan Stanley Dean Witter, American Express and Goldman Sachs did well. Our large overweight in Citigroup was also helpful. We also had good performance in the Capital Goods sector, primarily because our valuation discipline kept us out of Tyco.

     Technology was the sector that provided us with the greatest investment challenge. For the full year our technology holdings rose 80.3%, pretty much in line with the S&P 500 Technology benchmark increase of 81.3% but, as discussed above, we had a fairly significant underweight in the sector by the end of the year. We did have a number of good technology stocks such as Nortel, Analog Devices, Cisco, Applied Materials and EMC and we plan to add to our technology exposure when the correction, which we believe is inevitable, occurs in this sector.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We expect a high level of volatility in the stock market in 2000. We also believe that the performance and valuation discrepancy between technology stocks and the rest of the market cannot continue indefinitely. We plan to continue our emphasis on bottom-up fundamental research with a strong valuation discipline and believe the fund is well positioned for good relative performance in 2000.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

    U.S. Equity Fund  S&P 500 Index
1/3/95  $10000            $10000
3/95     10940             10974
6/95     11973             12019
9/95     12873             12977
12/95    13558             13749
3/96     14353             14497
6/96     14888             15151
9/96     15218             15616
12/96    16502             16927
3/97     16854             17369
6/97     19598             20404
9/97     21255             21938
12/97    21805             22563
3/98     24394             25713
6/98     24989             26566
9/98     22447             23937
12/98    26910             29038
3/99     28396             30477
6/99     30710             32598
9/99     28766             30592
12/99    32187             35153

U.S. Equity Fund (ending value $32,187)
S&P 500 Index (ending value $35,153)

--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                ONE       THREE       SINCE
                               YEAR       YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund              19.61%       24.94%       26.37%
--------------------------------------------------------------------------------
S&P 500 Index                 21.07%       27.59%       28.59%
--------------------------------------------------------------------------------
Lipper peer group average*    14.51%       18.76%      N/A
--------------------------------------------------------------------------------
Commencement date             1/3/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
      A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Citigroup Inc. ..................................... 3.30%
--------------------------------------------------------------------------------
  Microsoft Corp. .................................... 2.76%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................. 2.75%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. .................................. 2.52%
--------------------------------------------------------------------------------
  Intel Corp. ........................................ 2.16%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ................................... 2.15%
--------------------------------------------------------------------------------
  First Data Corp. ................................... 1.81%
--------------------------------------------------------------------------------
  Nortel Networks Corp. .............................. 1.58%
--------------------------------------------------------------------------------
  SBC Communications Inc. ............................ 1.55%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co. ........................... 1.54%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET ASSETS OF $72,794 (IN THOUSANDS)

[PIE CHART OMITTED]

TECHNOLOGY 21.4%
FINANCIAL SERVICES 14.5%
CONSUMER 13.6%
HEALTHCARE 10.9%
UTILITIES 8.5%
CASH & OTHER 7.7%*
CAPITAL GOODS 7.5%
ENERGY 6.9%
RETAIL TRADE 5.9%
BASIC MATERIALS 1.6%
TRANSPORTATION 1.5%

+INCLUDES CASH EQUALIZED BY FUTURES OF 5.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH AND INCOME PEER GROUP CONSISTING OF 174 AND 98 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.6%

Airgas Inc. .........................  2,841   $     26,990(a)
Barrick Gold Corp. ..................  9,814        173,585
Du Pont de Nemours (E.I.) & Co. .....  2,066        136,098
Mead Corp. ..........................  2,630        114,241
Newmont Mining Corp. ................ 10,847        265,751
PPG Industries Inc. .................  4,132        258,508
Rayonier Inc. .......................  3,254        157,209
                                                  1,132,382

CAPITAL GOODS -- 7.5%

Boeing Co. ..........................  1,744         72,485
Deere & Co. .........................  2,131         92,432
Dover Corp. ......................... 20,247        918,708(h)
Emerson Electric Co. ................ 10,950        628,256
General Dynamics Corp. ..............  2,376        125,334
Honeywell International Inc. ........ 16,146        931,422
Hubbell Inc. (Class B) .............. 12,388        337,573
Martin Marietta Materials Inc. ......  6,890        282,490
Masco Corp. .........................  4,752        120,582
Molex Inc. (Class A) ................ 11,466        518,837
Textron Inc. ........................  9,297        712,964
United Technologies Corp. ...........  6,508        423,020
Waste Management Inc. ............... 15,805        271,648
                                                  5,435,751

CONSUMER - CYCLICAL -- 9.0%

AT&T Corp. - Liberty Media
  Group (Class A) ..................  14,979        850,058(a,h)
Carnival Corp. .....................   3,616        172,890
Catalina Marketing Corp. ...........   3,357        388,573(a)
Comcast Corp. (Class A) ............  14,468        731,538
Ford Motor Co. .....................   3,822        204,238
Gannett Inc. .......................   8,656        706,005
Harman International Industries Inc.     930         52,196
Interpublic Group Cos. Inc. ........  14,600        842,238
Knight-Ridder Inc. .................   4,545        270,428
McDonald's Corp. ...................  15,082        607,993
NTL Inc. ...........................   7,322        913,419(a)
Time Warner Inc. ...................   3,801        275,335
Walt Disney Co. ....................  14,596        426,933
Xerox Corp. ........................   5,165        117,181
                                                  6,559,025

CONSUMER - STABLE -- 4.6%

Anheuser Busch Cos. Inc. ...........   6,136        434,889
Avon Products Inc. .................   4,824        159,192
Bestfoods ..........................   2,582        135,716
Colgate-Palmolive Co. ..............   1,322         85,930
General Mills Inc. .................   4,649        166,202
Gillette Co. .......................   1,550         63,840
Heinz (H.J.) Co. ...................   3,306        131,620
Pepsico Inc. .......................  18,191        641,233

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Philip Morris Cos. Inc. ............   4,153   $     96,298(h)
Procter & Gamble Co. ...............   6,611        724,318
Ralston Purina Co. .................  16,269        453,498
Sara Lee Corp. .....................  12,396        273,487
                                                  3,366,223

ENERGY -- 6.9%

Anadarko Petroleum Corp. ...........   3,047        103,979
Baker Hughes Inc. ..................   5,268        110,957
BP Amoco PLC ADR ...................   2,273        134,817
Burlington Resources Inc. ..........   5,216        172,454
Chevron Corp. ......................   2,066        178,967
Conoco Inc. (Class B) ..............   8,057        200,418
Exxon Mobil Corp. ..................  22,747      1,832,595(h)
Halliburton Co. ....................   6,921        278,570
Nabors Industries Inc. .............   2,583         79,911(a)
Royal Dutch Petroleum Co. ADR ......   9,380        566,904
Schlumberger Ltd. ..................  11,291        635,119
Texaco Inc. ........................   2,066        112,210
Transocean Sedco Forex Inc. ........   2,186         73,639
Unocal Corp. .......................  10,587        355,326
USX-Marathon Group .................   7,252        179,034
                                                  5,014,900

FINANCIAL -- 10.7%

American Express Co. ...............   3,822        635,407(h)
Associates First Capital Corp.
  (Class A) ........................  13,326        365,632
Bank of America Corp. ..............  12,778        641,296
Bank of New York Inc. ..............   2,293         91,720
Chase Manhattan Corp. ..............   5,743        446,159
Chicago Title Corp. ................     729         33,716
Citigroup Inc. .....................  43,226      2,401,745(h)
Countrywide Credit Industries Inc.     1,808         45,652
Federal National Mortgage Assoc. ...  15,113        943,618
FleetBoston Financial Corp. ........   9,074        315,889
Goldman Sachs Group Inc. ...........   2,376        223,789
Morgan Stanley Dean Witter & Co. ...   5,940        847,935
PNC Bank Corp. .....................   3,087        137,372
State Street Corp. .................   2,863        209,178(i)
United States Bancorp. .............   6,791        161,711
Wells Fargo & Co. ..................   7,995        323,298
                                                  7,824,117

HEALTHCARE -- 10.9%

Abbott Laboratories ................  14,203        515,746(h)
Allergan Inc. ......................   2,067        102,833
American Home Products Corp. .......   3,419        134,837
Amgen Inc. .........................   7,230        434,252(a)
Bristol-Myers Squibb Co. ...........  17,427      1,118,595
Cardinal Health Inc. ...............  21,379      1,023,520
Dentsply International Inc. ........   2,892         68,323
Eli Lilly & Co. ....................   3,616        240,464
Henry Schein Inc. ..................   5,320         70,822(a)
Johnson & Johnson ..................   8,894        828,254
Lincare Holdings Inc. ..............   5,630        195,291(a)
Merck & Co. Inc. ...................  23,284      1,561,483
Omnicare Inc. ......................   2,169         26,028
Pfizer Inc. ........................   5,785        187,651
Pharmacia & Upjohn Inc. ............   7,593        341,685
Schering Plough Corp. ..............   8,884        374,794

--------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC ADR .  1,343     $   39,115(a)
Sybron International Corp. ..........  7,742        191,131(a)
Warner-Lambert Co. ..................  1,395        114,303
Watson Pharmaceuticals Inc. .........  9,163        328,150(a)
                                                  7,897,277

INSURANCE -- 3.8%

American International Group Inc. ...  6,792        734,385
AXA Financial Inc. ..................  5,113        173,203
Berkshire Hathaway Inc. (Class B) ...    200        366,000(a)
Chubb Corp. .........................  3,843        216,409
Hartford Financial Services Group Inc. 4,649        220,246
Lincoln National Corp. ..............  3,925        157,000
Loews Corp. .........................  2,944        178,664
Marsh & McLennan Cos. Inc. ..........  2,768        264,863
Reliastar Financial Corp. ...........  3,616        141,702
St. Paul Cos. Inc. ..................  4,235        142,667
UnumProvident Corp. .................  5,682        182,179
                                                  2,777,318

RETAIL TRADE -- 5.9%

Costco Wholesale Corp. ..............  2,479        226,209(a)
CVS Corp. ...........................  6,920        276,368
Dayton Hudson Corp. ................. 13,180        967,906
Federated Department Stores Inc. ....  6,921        349,943(a)
Home Depot Inc. ..................... 12,707        871,189
Lowes Cos. Inc. .....................  8,368        499,988
Sears Roebuck & Co. .................  1,033         31,442
Wal-Mart Stores Inc. ................ 15,288      1,056,783
                                                  4,279,828

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 14.0%
Analog Devices Inc. .................  8,412        782,316(a)
Applied Materials Inc. ..............  7,407        938,374(a,h)
Cisco Systems Inc. .................. 18,697      2,002,916(a)
Dell Computer Corp. .................  5,836        297,636(a)
EMC Corp. ........................... 10,175      1,111,619(a)
Hewlett Packard Co. .................  1,240        141,283
Intel Corp. ......................... 19,121      1,573,897
International Business Machines .....  4,907        529,956
Lucent Technologies Inc. ............  7,231        540,969
Nortel Networks Corp. ............... 11,363      1,147,663
Pitney Bowes Inc. ...................  8,801        425,198
Sun Microsystems Inc. ...............  6,673        516,741(a)
Texas Instruments Inc. ..............  2,066        200,144
                                                 10,208,712

TECHNOLOGY - SOFTWARE & SERVICES-- 7.4%
Automatic Data Processing Inc. ...... 11,694        630,014
Computer Sciences Corp. .............  2,595        245,552(a)
Equifax Inc. ........................ 25,670        604,849
First Data Corp. .................... 26,703      1,316,792
Microsoft Corp. ..................... 17,192      2,007,166(a)
Reuters Group PLC ADR ...............    724         58,508
Unisys Corp. ........................ 17,081        545,525(a)
                                                  5,408,406

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%

Burlington Northern Santa Fe Corp. .. 12,396   $    300,603
Canadian Pacific Ltd. ...............  8,265        178,214
Continental Airlines Inc. (Class B) .  5,126        227,466 (a)
Delta Air Lines Inc. ................  5,268        262,412
United Parcel Service Inc. (Class B)   1,680        115,920

                                                  1,084,615

UTILITIES -- 8.5%

Alltel Corp. ........................  1,550        128,166
AT&T Corp. ..........................  7,851        398,438(h)
Bell Atlantic Corp. .................  4,958        305,227(h)
CMS Energy Corp. ....................  6,198        193,300
Duke Energy Corp. ...................  8,171        409,571
Edison International ................ 15,857        415,255
El Paso Energy Corp. ................  8,155        316,516
FPL Group Inc. ......................  2,583        110,585
Global Crossing Ltd. ................  6,715        335,750(a)
GTE Corp. ........................... 10,330        728,910
MCI WorldCom Inc. ...................  4,649        246,661(a)
New Century Energies Inc. ...........  7,335        222,801
SBC Communications Inc. ............. 23,098      1,126,027
Sprint Corp. ........................  6,735        453,350
Texas Utilities Co. .................  3,202        113,871
U.S. WEST Inc. ......................  4,752        342,144
Vodafone AirTouch PLC ADR ...........  7,386        365,607
                                                  6,212,179

TOTAL INVESTMENTS IN SECURITIES
    (COST $57,557,393) ..............            67,200,733

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.5%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $5,445,325) ..............5,445,325      5,445,325

OTHER ASSETS AND LIABILITIES,
   NET 0.2% .........................               148,348
                                                -----------
NET ASSETS-- 100%                               $72,794,406
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following long Futures Contracts open at December 31, 1999:

                              NUMBER
                EXPIRATION      OF       UNDERLYING UNREALIZED
DESCRIPTION        DATE      CONTRACTS   FACE VALUE    GAIN
--------------------------------------------------------------------------------
S&P 500         March 2000      11       $ 4,081,550 $ 88,430


-----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $587 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The S&P 500 Index Fund had a return of 20.61% for the one-year period ended December 31, 1999. The S&P 500 Index returned 21.07% and our Lipper peer group of 35 S&P 500 Objective annuity funds returned an average of 20.48% for the same period.

Q.   WHY DID THE FUND UNDERPERFORM ITS BENCHMARK ?

A. The fund underperformed its benchmark primarily due to fund expenses. The S&P 500 Index is an unmanaged index and does not reflect the actual cost of investing in the instruments that constitute the index or expenses related to managing a mutual fund. If these expenses were taken into account (0.39%), the fund's performance would essentially track that of the S&P 500 Index.

Q.   WHAT HAS YOUR INVESTMENT STRATEGY BEEN ?

A. We continue to utilize a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the fund in the approximate capitalization weight of the index. This methodology has provided consistent tracking with the S&P 500 Index.

Q.   WHICH INVESTMENT STANDS OUT?

A. For the year 1999, the S&P 500 Index posted a return in excess of 20% for the fifth consecutive year. That performance of the S&P 500 Index was narrow, driven by the largest securities in the index. A handful of stocks contributed, on a cap weighted basis, half of the index performance. Those stocks included Microsoft, GE, Wal-Mart, Oracle, QUALCOMM and Nortel. QUALCOMM was the best performer in the index, despite being added on July
     22. From that date to December 31, 1999 QUALCOMM returned an amazing 350%. Overall, the performance of the S&P 500 was dominated by technology. That sector is the largest sector in the universe and continues to get larger as securities perform well and new technology companies such as Yahoo! are added.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the fund, it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

   S&P 500 Index Fund         S&P 500 Index
12/89   $10000                  $10000
12/90     8977                    9684
12/91    12063                   12645
12/92    13074                   13622
12/93    14956                   14986
12/94    14944                   15180
12/95    20345                   20872
12/96    25332                   25696
12/97    33015                   34251
12/98    42339                   44080
12/99    51065                   53363

S&P 500 Index Fund (ending value $51,065)
S&P 500 Index (ending value $53,363)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                   ONE       FIVE       TEN
                                  YEAR       YEAR      YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund                20.61%    27.86%    17.71%
--------------------------------------------------------------------------------
S&P 500 Index                     21.07%    28.59%    18.23%
--------------------------------------------------------------------------------
Lipper peer group average*        20.48%    28.07%    17.74%
--------------------------------------------------------------------------------
Commencement date                 4/15/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

  A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500
    Composite Stock Price Index by investing primarily in equity securities of companies contained in the S&P 500 Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Microsoft Corp. .................................... 4.79%
--------------------------------------------------------------------------------
  General Electric Co. ............................... 4.04%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................. 2.79%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ............................... 2.45%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. .................................. 2.22%
--------------------------------------------------------------------------------
  Intel Corp. ........................................ 2.18%
--------------------------------------------------------------------------------
  Lucent Technologies Inc. ........................... 1.86%
--------------------------------------------------------------------------------
  International Business Machines Corp. .............. 1.55%
--------------------------------------------------------------------------------
  Citigroup Inc. ..................................... 1.49%
--------------------------------------------------------------------------------
  America Online Inc. ................................ 1.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                              [PIE CHART OMITTED]

NET ASSETS OF $652,144 (IN THOUSANDS)

TECHNOLOGY 28.9%
CONSUMER 13.4%
FINANCIAL SERVICES 12.8%
UTILITIES 10.0%
HEALTHCARE 9.3%
CAPITAL GOODS 8.0%
RETAIL TRADE 6.5%
ENERGY 5.4%
BASIC MATERIALS 3.0%
CASH & OTHER 2.0%*
TRANSPORTATION 0.7%

+INCLUDES CASH EQUALIZED BY FUTURES OF 2.1%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 35, 18 AND 8 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.0%

Air Products & Chemicals Inc. ....... 11,632     $  390,399(h)
Alcan Aluminum Ltd. ................. 11,877        489,184(h)
Alcoa Inc. .......................... 18,976      1,575,008
Allegheny Teledyne Inc. .............  4,351         97,626
Avery Dennison Corp. ................  5,755        419,396
Barrick Gold Corp. .................. 20,533        363,177
Bethlehem Steel Corp. ...............  4,966         41,590(a)
Boise Cascade Corp. .................  2,823        114,332
Champion International Corp. ........  5,225        323,623
Dow Chemical Co. .................... 11,420      1,525,997
Du Pont de Nemours (E.I.) & Co. ..... 54,413      3,584,456
Eastman Chemical Co. ................  3,759        179,257
Ecolab Inc. .........................  7,126        278,805
Engelhard Corp. .....................  6,746        127,331
FMC Corp. ...........................  1,853        106,200(a)
Fort James Corp. .................... 11,784        322,587
Freeport McMoran Copper &
   Gold Inc. (Class B) ..............  7,784        164,437
Georgia Pacific Corp. ...............  9,228        468,321
Goodrich (B.F.) Co. .................  6,301        173,277
Great Lakes Chemical Corp. ..........  2,797        106,810
Hercules Inc. .......................  4,928        137,368
Homestake Mining Co. ................ 14,489        113,195
Inco Ltd. ........................... 10,312        242,332
International Paper Co. ............. 21,497      1,213,237
Louisiana Pacific Corp. .............  6,622         94,364
Mead Corp. ..........................  5,358        232,738
Millipore Corp. .....................  2,145         82,851
Monsanto Co. ........................ 32,579      1,160,627
Newmont Mining Corp. ................  8,228        201,586
Nucor Corp. .........................  4,609        252,631
Pall Corp. ..........................  6,278        135,369
Phelps Dodge Corp. ..................  4,210        282,596
Placer Dome Inc. .................... 17,374        186,770
Potlatch Corp. ......................  1,430         63,814
PPG Industries Inc. .................  9,137        571,634
Praxair Inc. ........................  7,935        399,230
Reynolds Metals Co. .................  3,085        236,388
Rohm & Haas Co. ..................... 11,014        448,132
Sealed Air Corp. ....................  4,357        225,747(a)
Sigma-Aldrich Corp. .................  5,591        168,079
Union Carbide Corp. .................  6,901        460,642
USX-US Steel Group Inc. .............  4,165        137,445
W.R. Grace & Co. ....................  2,987         41,445(a)
Westvaco Corp. ......................  5,020        163,778
Weyerhaeuser Co. .................... 11,960        858,877
Willamette Industries Inc. ..........  5,750        267,016
Worthington Industries Inc. .........  4,641         76,867
                                                 19,306,571

CAPITAL GOODS -- 8.0%

Allied Waste Industries Inc. ........  8,300         73,144(a)
Armstrong World Industries Inc. .....  1,615         53,901
Boeing Co. .......................... 48,716      2,024,759
Briggs & Stratton Corp. .............    934         50,086
Caterpillar Inc. .................... 18,716        880,822
Centex Corp. ........................  2,460         60,731


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cooper Industries Inc. ..............  4,571    $   184,840
Corning Inc. ........................ 12,613      1,626,289
Crane Co. ...........................  3,327         66,124
Cummins Engine Co. Inc. .............  2,089        100,925
Danaher Corp. .......................  7,400        357,050
Deere & Co. ......................... 12,420        538,717
Dover Corp. ......................... 10,758        488,144
Eaton Corp. .........................  3,850        279,606
Emerson Electric Co. ................ 22,374      1,283,708
Fleetwood Enterprises Inc. ..........  1,230         25,369
Fluor Corp. .........................  3,752        172,123
Foster Wheeler Corp. ................  1,006          8,928
General Dynamics Corp. .............. 10,382        547,650
General Electric Co. ................170,265     26,348,509
Grainger (W.W.) Inc. ................  5,182        247,764
Honeywell International Inc. ........ 41,116      2,371,881
Illinois Tool Works Inc. ............ 15,397      1,040,260
Ingersoll Rand Co. ..................  8,799        484,495
Johnson Controls Inc. ...............  4,241        241,207
Kaufman & Broad Home Corp. ..........  2,080         50,310
Lockheed Martin Corp. ............... 20,852        456,137
Masco Corp. ......................... 23,190        588,446
McDermott International Inc. ........  2,919         26,453
Milacron Inc. .......................  1,994         30,658
Minnesota Mining & Manufacturing Co.  20,640      2,020,140
Molex Inc. ..........................  8,000        453,500
Nacco Industries Inc. ...............    222         12,335
National Service Industries Inc. ....  1,676         49,442
Navistar International Corp. Inc. ...  3,295        156,101(a)
Northrop Grumman Corp. ..............  3,861        208,735
Owens Corning .......................  2,076         40,093
PACCAR Inc. .........................  3,760        166,615
Parker Hannifin Corp. ...............  6,115        313,776
Pulte Corp. .........................  2,322         52,245
Raytheon Co. (Class B) .............. 17,624        468,137
Rockwell International Corp. ........  9,768        467,643
Sempra Energy ....................... 11,661        202,610
Sherwin-Williams Co. ................  9,263        194,523
Textron Inc. ........................  7,668        588,040
Thermo Electron Corp. ...............  9,028        135,420(a)
Thomas & Betts Corp. ................  3,093         98,589
Timken Co. ..........................  3,531         72,165
Tyco International Ltd. ............. 87,630      3,406,616
United Technologies Corp. ........... 24,786      1,611,090
Vulcan Materials Co. ................  5,300        211,669
Waste Management Inc. ............... 31,412        539,894
                                                 52,178,414

CONSUMER - CYCLICAL -- 7.1%

American Greetings Corp. (Class A) ..  3,217         76,002(h)
Bed Bath & Beyond Inc. ..............  7,700        267,575(a)
Black & Decker Corp. ................  4,207        219,816
Block H & R Inc. ....................  4,952        216,650
Brunswick Corp. .....................  4,168         92,738
Carnival Corp. ...................... 32,300      1,544,344
CBS Corp. ........................... 39,597      2,531,733(a)
Cendant Corp. ....................... 36,446        968,097(a)
Clear Channel Communications Inc. ... 17,400      1,552,950(a)
Comcast Corp. (Class A) ............. 39,144      1,979,218
Cooper Tire & Rubber Co. ............  3,023         47,045
Dana Corp. ..........................  8,441        252,702
Darden Restaurants Inc. .............  6,386        115,746
Delphi Automotive Systems Corp. ..... 28,158        443,493
Deluxe Corp. ........................  4,029        110,546

-----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co. ........   7,152  $     177,459
Dow Jones & Co. Inc. ...............   4,542        308,856
Dun & Bradstreet Corp. .............   8,042        237,239
Eastman Kodak Co. ..................  16,375      1,084,844
Ford Motor Co. .....................  62,500      3,339,844
Fortune Brands Inc. ................   8,541        282,387
Gannett Inc. .......................  14,608      1,191,465
General Motors Corp. ...............  32,994      2,398,251
Genuine Parts Co. ..................   9,296        230,657
Goodyear Tire & Rubber Co. .........   8,219        231,673
Harcourt General Inc. ..............   4,061        163,455
Harrahs Entertainment Inc. .........   6,735        178,057(a)
Hasbro Inc. ........................  10,296        196,268
Hilton Hotels Corp. ................  20,188        194,310
Interpublic Group Cos. Inc. ........  14,730        849,737
ITT Industries Inc. ................   4,363        145,888
Jostens Inc. .......................   1,176         28,592
Knight-Ridder Inc. .................   4,600        273,700
Leggett & Platt Inc. ...............   9,700        207,944
Liz Claiborne Inc. .................   3,065        115,321
Marriott International Inc. (Class A) 13,222        417,319
Mattel Inc. ........................  21,751        285,482
Maytag Corp. .......................   4,695        225,360
McDonald's Corp. ...................  69,934      2,819,214
McGraw Hill Cos. Inc. ..............   9,970        614,401
MediaOne Group Inc. ................  31,726      2,436,953(a)
Meredith Corp. .....................   2,998        124,979
Mirage Resorts Inc. ................   9,600        147,000(a)
New York Times Co. (Class A) .......   9,188        451,360
Newell Rubbermaid Inc. .............  14,256        413,424
Nike Inc. (Class B) ................  14,704        728,767
Omnicom Group Inc. .................   9,200        920,000
Polaroid Corp. .....................   2,478         46,617
Reebok International Ltd. ..........   1,930         15,802(a)
Russell Corp. ......................   1,270         21,273
Seagram Ltd. .......................  22,835      1,026,148
Service Corp. International ........  12,618         87,537
Snap-On Inc. .......................   2,909         77,270
Springs Industries Inc. ............     700         27,956
The Stanley Works ..................   4,326        130,321
Time Warner Inc. ...................  66,976      4,851,574
Times Mirror Co. ...................   3,295        220,765
Tribune Co. ........................  12,376        681,453
Tricon Global Restaurants Inc. .....   8,011        309,425(a)
TRW Inc. ...........................   6,495        337,334
Tupperware Corp. ...................   3,128         52,981
VF Corp. ...........................   5,602        168,060
Viacom Inc. (Class B) ..............  36,464      2,203,793(a)
Walt Disney Co. .................... 106,537      3,116,208
Wendy's International Inc. .........   6,031        124,389
Whirlpool Corp. ....................   3,609        234,811
Xerox Corp. ........................  33,890        768,879
                                                 46,341,457

CONSUMER - STABLE -- 6.3%

Adolph Coors Co. ...................   1,865         97,913
Alberto-Culver Co. (Class B) .......   3,133         80,871
Anheuser Busch Cos. Inc. ...........  23,954      1,697,740(h)
Archer-Daniels Midland Co. .........  31,917        388,988
Avon Products Inc. .................  12,464        411,312
Ball Corp. .........................   1,154         45,439
Bemis Inc. .........................   2,481         86,525
Bestfoods ..........................  14,690        772,143
Brown-Forman Corp. (Class B) .......   3,329        190,585
Campbell Soup Co. ..................  22,676        877,278


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Clorox Co. .........................  12,384  $     623,844
Coca Cola Co. ...................... 128,051      7,458,971(h)
Coca Cola Enterprises Inc. .........  21,700        436,712
Colgate-Palmolive Co. ..............  29,972      1,948,180
Conagra Inc. .......................  26,168        590,415
Crown Cork & Seal Inc. .............   5,614        125,613
General Mills Inc. .................  16,122        576,361
Gillette Co. .......................  55,566      2,288,625
Heinz (H.J.) Co. ...................  18,897        752,337
Hershey Foods Corp. ................   7,392        351,120
International Flavours .............   5,547        209,399
Kellogg Co. ........................  21,190        652,917
Kimberly Clark Corp. ...............  28,236      1,842,399
Nabisco Group Holdings Corp. .......  17,500        185,937
Owens-Illinois Inc. ................   7,500        187,969(a)
Pactiv Corp. .......................   7,548         80,198(a)
Pepsico Inc. .......................  75,710      2,668,777
Philip Morris Cos. Inc. ............ 123,179      2,856,213
Procter & Gamble Co. ...............  68,188      7,470,848
Quaker Oats Co. ....................   6,828        448,087
Ralston Purina Co. .................  16,558        461,554
Sara Lee Corp. .....................  46,762      1,031,687
Supervalu Inc. .....................   6,900        138,000
Sysco Corp. ........................  16,972        671,455
Temple Inland Inc. .................   2,726        179,746
Unilever N.V. ......................  29,834      1,624,104
UST Inc. ...........................   8,579        216,084
Wrigley (W.M.) Junior Co. ..........   5,834        483,857
                                                 41,210,203

ENERGY -- 5.4%

Amerada Hess Corp. .................   4,390        249,132(h)
Anadarko Petroleum Corp. ...........   6,300        214,988
Apache Corp. .......................   5,700        210,544
Ashland Oil Inc. ...................   3,707        122,099
Atlantic Richfield Co. .............  16,909      1,462,628(h)
Baker Hughes Inc. ..................  17,050        359,116
Burlington Resources Inc. ..........  10,941        361,737
Chevron Corp. ......................  33,841      2,931,477
Conoco Inc. (Class B) ..............  32,505        808,562
Exxon Mobil Corp. .................. 179,312     14,445,823
Halliburton Co. ....................  22,860        920,115
Kerr-McGee Corp. ...................   4,201        260,462
Occidental Petroleum Corp. .........  18,610        402,441
Phillips Petroleum Co. .............  13,229        621,763
Rowan Cos. Inc. ....................   4,177         90,589(a)
Royal Dutch Petroleum Co. ADR ...... 111,216      6,721,617
Schlumberger Ltd. ..................  28,754      1,617,412
Sunoco Inc. ........................   4,988        117,218
Texaco Inc. ........................  28,396      1,542,258
Tosco Corp. ........................   8,300        225,656
Transocean Sedco Forex Inc. ........  10,767        362,706
Union Pacific Resources Group Inc. .  14,129        180,145
Unocal Corp. .......................  12,438        417,450
USX-Marathon Group .................  16,692        412,084
                                                 35,058,022

FINANCIAL -- 10.3%

American Express Co. ...............  23,274      3,869,302(h)
American General Corp. .............  12,603        956,253(h)
AmSouth Bancorp. ...................  19,650        379,491
Associates First Capital Corp.
  (Class A) ........................  37,752      1,035,821
Bank of America Corp. ..............  88,340      4,433,564

------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Bank of New York Inc. ............... 37,810  $   1,512,400(h)
Bank One Corp. ...................... 60,027      1,924,616(h)
BB&T Corp. .......................... 17,600        481,800
Bear Stearns Cos. Inc. ..............  6,069        259,450
Capital One Financial Corp. ......... 10,100        486,694
Charles Schwab Corp. ................ 42,974      1,649,127
Chase Manhattan Corp. ............... 42,754      3,321,451
Citigroup Inc. ......................175,152      9,731,883
Comerica Inc. .......................  7,856        366,777
Countrywide Credit Industries Inc. ..  5,300        133,825
Federal Home Loan Mortgage Corp. .... 36,365      1,711,428
Federal National Mortgage Assoc. .... 53,376      3,332,664
Fifth Third Bancorp ................. 16,156      1,185,446
First Union Corp. ................... 51,348      1,684,856
Firstar Corp. ....................... 50,746      1,072,009
FleetBoston Financial Corp. ......... 47,318      1,647,258
Franklin Resources Inc. ............. 13,600        436,050
Golden West Financial Corp. .........  8,265        276,878
Household International Inc. ........ 24,311        905,585
Huntington Bancshares Inc. .......... 11,622        277,475
KeyCorp ............................. 22,728        502,857
Lehman Brothers Holdings Inc. .......  6,300        533,531
MBIA Inc. ...........................  5,290        279,378
MBNA Corp. .......................... 41,974      1,143,792
Mellon Financial Corp. .............. 26,028        886,579
Merrill Lynch & Co. Inc. ............ 22,517      1,880,169
MGIC Investment Corp. ...............  5,859        352,639
Morgan (J.P.) & Co. Inc. ............  9,064      1,147,729
Morgan Stanley Dean Witter & Co. .... 28,898      4,125,189
National City Corp. ................. 32,364        766,622
Northern Trust Corp. ................ 11,400        604,200
Old Kent Financial Corp. ............  6,100        215,788
Paychex Inc. ........................ 13,150        526,000
PNC Bank Corp. ...................... 15,308        681,206
Providian Financial Corp. ...........  7,447        678,142
Regions Financial Corp. ............. 11,900        298,988
Republic of New York Corp. ..........  5,246        377,712
SLM Holding Corp. ...................  8,100        342,225
SouthTrust Corp. ....................  8,700        328,969
State Street Corp. ..................  8,500        621,031(i)
Summit Bancorp. .....................  9,100        278,688
Suntrust Banks Inc. ................. 16,629      1,144,283
Synovus Financial Corp. ............. 14,050        279,244
T. Rowe Price Associates Inc. .......  5,900        217,931
Union Planters Corp. ................  7,500        295,781
United States Bancorp. .............. 37,027        881,705
Wachovia Corp. ...................... 10,566        718,488
Washington Mutual Inc. .............. 29,418        764,868
Wells Fargo & Co. ................... 85,118      3,441,959
                                                 67,387,796

HEALTHCARE -- 9.3%

Abbott Laboratories ................. 79,596      2,890,330
Aetna Inc. ..........................  7,952        443,821
Allergan Inc. .......................  6,552        325,962
Alza Corp. ..........................  4,861        168,312(a,h)
American Home Products Corp. ........ 67,454      2,660,217(h)
Amgen Inc. .......................... 52,892      3,176,826(a)
Bard (C.R.) Inc. ....................  2,551        135,203
Bausch & Lomb Inc. ..................  3,128        214,073
Baxter International Inc. ........... 15,374        965,679
Becton Dickinson & Co. .............. 12,470        333,572
Biomet Inc. .........................  6,207        248,280


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Boston Scientific Corp. ............. 21,288  $     465,675(a)
Bristol-Myers Squibb Co. ............103,108      6,618,245(h)
Cardinal Health Inc. ................ 14,801        708,598
CIGNA Corp. .........................  9,863        794,588
Columbia/HCA Healthcare Corp. ....... 29,223        856,599
Eli Lilly & Co. ..................... 56,816      3,778,264
Guidant Corp. ....................... 16,224        762,528
Healthsouth Corp. ................... 18,936        101,781(a)
Humana Inc. .........................  6,827         55,896(a)
IMS Health Inc. ..................... 16,284        442,721
Johnson & Johnson ................... 72,283      6,731,354
Mallinckrodt Inc. ...................  3,404        108,290
Manor Care Inc. .....................  6,037         96,592(a)
McKesson HBOC Inc. .................. 14,161        319,508
Medtronic Inc. ...................... 62,032      2,260,291
Merck & Co. Inc. ....................121,150      8,124,622
PE Corp. - PE Biosystems Group ......  5,300        637,656
Pfizer Inc. .........................201,244      6,527,852
Pharmacia & Upjohn Inc. ............. 26,985      1,214,325
Quintiles Transnational Corp. .......  5,700        106,519(a)
Schering Plough Corp. ............... 76,558      3,229,791(h)
St. Jude Medical Inc. ...............  4,123        126,525(a)
Tenet Healthcare Corp. .............. 16,497        387,679(a)
United Healthcare Corp. .............  8,747        464,684
Warner-Lambert Co. .................. 44,447      3,641,876
Watson Pharmaceuticals Inc. .........  4,600        164,738(a)
Wellpoint Health Networks
   Inc. (Class A) ...................  3,500        230,781(a)
                                                 60,520,253

INSURANCE -- 2.5%

AFLAC Inc. .......................... 14,000        660,625
Allstate Corp. ...................... 42,076      1,009,824(h)
American International Group Inc. ... 80,226      8,674,463(h)
Aon Corp. ........................... 13,636        545,440
Chubb Corp. .........................  9,297        523,537
Cincinnati Financial Corp. ..........  8,700        271,331
Conseco Inc. ........................ 17,384        310,739
Hartford Financial Services
   Group Inc. ....................... 11,304        535,527
Jefferson-Pilot Corp. ...............  5,582        380,972
Lincoln National Corp. .............. 10,012        400,480
Loews Corp. .........................  5,716        346,890
Marsh & McLennan Cos. Inc. .......... 13,654      1,306,517
Progressive Corp. ...................  3,700        270,563
Safeco Corp. ........................  7,381        183,602
St. Paul Cos. Inc. .................. 11,780        396,839
Torchmark Corp. .....................  7,300        212,156
UnumProvident Corp. ................. 12,289        394,016
                                                 16,423,521

RETAIL TRADE -- 6.5%

Albertsons Inc. ..................... 21,861        705,017(h)
Autozone Inc. .......................  7,544        243,765(a)
Best Buy Co. Inc. ................... 10,500        526,969(a)
Circuit City Stores Inc. ............ 10,826        487,847
Consolidated Stores Corp. ...........  5,900         95,875(a)
Costco Wholesale Corp. .............. 11,533      1,052,386(a)
CVS Corp. ........................... 20,256        808,974
Dayton Hudson Corp. ................. 22,876      1,679,956
Dillards Inc. (Class A) .............  6,095        123,043
Dollar General Corp. ................ 13,593        309,241
Federated Department Stores Inc. .... 10,604        536,165(a)


-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Gap Inc. ...........................  44,718   $  2,057,028
Great Atlantic & Pacific Tea Co. Inc.  1,470         40,976
Home Depot Inc. .................... 119,418      8,187,597
J.C. Penney Co. Inc. ...............  13,287        264,910
K Mart Corp. .......................  24,831        249,862(a)
Kohl's Corp. .......................   8,300        599,156(a)
Kroger Co. .........................  43,830        827,291(a)
Limited Inc. .......................  11,068        479,378
Longs Drug Stores Corp. ............   1,582         40,835
Lowes Cos. Inc. ....................  19,864      1,186,874
May Department Stores Co. ..........  17,184        554,184
Nordstrom Inc. .....................   7,692        201,434
Office Depot Inc. ..................  19,000        207,813(a)
Pep Boys Manny Moe & Jack ..........   1,608         14,673
Rite Aid Corp. .....................  12,358        138,255
Safeway Inc. .......................  26,400        938,850(a)
Sears Roebuck & Co. ................  19,845        604,032
Staples Inc. .......................  23,700        491,775(a)
Tandy Corp. ........................   9,756        479,873
TJX Cos. Inc. ......................  16,740        342,124
Toys 'R Us Inc. ....................  12,735        182,270(a)
Wal-Mart Stores Inc. ............... 231,024     15,969,534
Walgreen Co. .......................  51,600      1,509,300
Winn Dixie Stores Inc. .............   7,040        168,520
                                                 42,305,782

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 18.6%
3Com Corp. .........................  17,654        829,738(a)
Adaptec Inc. .......................   5,500        274,313(a)
ADC Telecommunications Inc. ........   7,600        551,475(a)
Advanced Micro Devices Inc. ........   7,337        212,314(a,h)
Analog Devices Inc. ................   8,900        827,700(a)
Andrew Corp. .......................   5,156         97,642(a)
Apple Computer .....................   8,260        849,231(a)
Applied Materials Inc. .............  19,600      2,483,075(a)
Cabletron Systems Inc. .............   9,926        258,076(a)
Cisco Systems Inc. ................. 169,802     18,190,039(a)
Compaq Computer Corp. ..............  88,205      2,387,048
Comverse Technology Inc. ...........   3,700        535,575(a)
Dell Computer Corp. ................ 132,148      6,739,548(a,h)
EMC Corp. ..........................  52,657      5,752,777(a)
Gateway 2000 Inc. ..................  16,300      1,174,619(a)
General Instrument Corp. ...........   9,043        768,655(a)
Hewlett Packard Co. ................  53,041      6,043,359
Ikon Office Solutions Inc. .........   7,410         50,481
Intel Corp. ........................ 173,104     14,248,623
International Business Machines Corp. 93,430     10,090,440
KLA-Tencor Corp. ...................   4,800        534,600(a)
Lexmark International Group Inc.
   (Class A) .......................   6,600        597,300(a)
LSI Logic Corp. ....................   7,596        512,730(a)
Lucent Technologies Inc. ........... 162,318     12,143,415(h)
Micron Technology Inc. .............  13,827      1,075,049(a)
Motorola Inc. ......................  31,551      4,645,885
National Semiconductor Corp. .......   9,183        393,147(a)
Network Appliance Inc. .............   7,600        631,275(a)
Nortel Networks Corp. ..............  69,462      7,015,662
PerkinElmer, Inc. ..................   2,305         96,090
Pitney Bowes Inc. ..................  13,632        658,596
QUALCOMM Inc. ......................  34,400      6,058,700
Scientific-Atlanta Inc. ............   4,053        225,448
Seagate Technology .................  10,790        502,409(a)
Silicon Graphics Inc. ..............   9,833         96,486(a)
Solectron Corp. ....................  15,100      1,436,388(a)


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Sun Microsystems Inc. ..............  81,280  $   6,294,120(a)
Tektronix Inc. .....................   2,838        110,327
Tellabs Inc. .......................  20,952      1,344,857(a)
Teradyne Inc. ......................   8,600        567,600(a)
Texas Instruments Inc. .............  41,468      4,017,212
                                                121,322,024

TECHNOLOGY - SOFTWARE & SERVICES -- 10.3%

Adobe Systems Inc. .................   6,196        416,681(h)
America Online Inc. ................ 115,900      8,743,206(a)
Autodesk Inc. ......................   3,512        118,530
Automatic Data Processing Inc. .....  32,518      1,751,907
BMC Software Inc. ..................  12,700      1,015,206(a)
Ceridian Corp. .....................   8,108        174,829(a)
Citrix Systems Inc. ................   4,800        590,400(a)
Computer Associates
   International Inc. ..............  28,081      1,963,915
Computer Sciences Corp. ............   8,482        802,609(a)
Compuware Corp. ....................  18,300        681,675(a)
Electronic Data Systems Corp. ......  24,700      1,653,356
Equifax Inc. .......................   7,700        181,431
First Data Corp. ...................  21,481      1,059,282
Microsoft Corp. .................... 267,756     31,260,513(a,h)
Novell Inc. ........................  17,666        705,536(a)
Oracle Systems Corp. ...............  73,858      8,276,712(a)
Parametric Technology Corp. ........  13,806        373,625(a)
PeopleSoft Inc. ....................  12,400        264,275(a)
Shared Medical System Corp. ........   1,053         53,637
Unisys Corp. .......................  15,909        508,094(a)
Xilinx Inc. ........................  16,800        763,875(a)
Yahoo! Inc. ........................  13,700      5,927,819(a)
                                                 67,287,113

TRANSPORTATION -- 0.7%

AMR Corp. ..........................   7,714        516,838(a,h)
Burlington Northern Santa Fe Corp. .  24,149        585,613
CSX Corp. ..........................  11,538        362,005
Delta Air Lines Inc. ...............   6,782        337,828
FDX Corp. ..........................  15,560        636,987(a)
Kansas City Southern Industries Inc.   5,900        440,288
Norfolk Southern Corp. .............  19,001        389,521
Ryder System Inc. ..................   2,831         69,183
Southwest Airlines Co. .............  27,066        438,131
U.S. Airways Group Inc. ............   3,807        122,062(a)
Union Pacific Corp. N.V. ...........  12,954        565,118
                                                  4,463,574

UTILITIES -- 10.0%

AES Corp. ..........................  10,800        807,300(a)
Alltel Corp. .......................  16,394      1,355,579
Ameren Corp. .......................   7,042        230,626
American Electric Power Inc. .......   9,897        317,941(h)
AT&T Corp. ......................... 165,674      8,407,955
Bell Atlantic Corp. ................  80,368      4,947,655
Bellsouth Corp. ....................  97,798      4,578,169(h)
Carolina Power & Light Co. .........   8,760        266,633
Central & South West Corp. .........  10,448        208,960
CenturyTel Inc. ....................   7,450        352,944
CINergy Corp. ......................   7,953        191,866
CMS Energy Corp. ...................   6,000        187,125
Coastal Corp. ......................  10,942        387,757


------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Columbia Gas Systems Inc. ..........   3,984   $    251,988
Consolidated Edison Inc. ...........  11,907        410,791
Consolidated Natural Gas Co. .......   4,815        312,674
Constellation Energy Group .........   7,503        217,587
Dominion Resources Inc. ............   9,789        384,218
DTE Energy Co. .....................   7,866        246,796
Duke Energy Corp. ..................  18,866        945,658
Eastern Enterprises ................   1,502         86,271
Edison International ...............  17,842        467,237
El Paso Energy Corp. ...............  11,687        453,602
Enron Corp. ........................  37,500      1,664,062
Entergy Corp. ......................  13,147        338,535
FirstEnergy Corp. ..................  11,677        264,922
Florida Progress Corp. .............   5,200        220,025
FPL Group Inc. .....................   9,131        390,921
Global Crossing Ltd. ...............  39,413      1,970,650(a)
GPU Inc. ...........................   6,100        182,619
GTE Corp. ..........................  50,361      3,553,598
MCI WorldCom Inc. .................. 147,233      7,812,525(a)
New Century Energies Inc. ..........   6,400        194,400
Nextel Communications Inc. (Class A)  19,000      1,959,375(a)
Niagara Mohawk Holdings Inc. .......  10,554        147,096(a)
Nicor Inc. .........................   2,743         89,148
Northern States Power Co. ..........   7,960        155,220
ONEOK Inc. .........................   1,307         32,838
Peco Energy Co. ....................   9,222        320,465
Peoples Energy Corp. ...............   1,721         57,654
PG&E Corp. .........................  19,454        398,807
Pinnacle West Capital Corp. ........   4,000        122,250
PP&L Resources Inc. ................   8,422        192,653
Public Service Enterprise Group ....  11,359        395,435
Reliant Energy Inc. ................  14,818        338,962
SBC Communications Inc. ............ 176,870      8,622,393
Southern Co. .......................  34,858        819,163
Sprint Corp. .......................  45,152      3,039,294
Sprint Corp. (PCS Group) ...........  22,463      2,302,457(a)
Texas Utilities Co. ................  13,886        493,821
U.S. WEST Inc. .....................  26,388      1,899,936
Unicom Corp. .......................  11,619        389,236
Williams Cos. Inc. .................  22,986        702,510
                                                 65,088,302

TOTAL INVESTMENTS IN SECURITIES
   (COST $483,855,094) .............            638,893,032

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund ..... 684,095   $    684,095
Money Market Obligations Trust ....4,081,281      4,081,281
Short Term Investment Co. .........8,448,330      8,448,330

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. Government
United States Treasury Bill
   5.265%   3/16/00 ..............$  905,000        895,272(h)

TOTAL SHORT-TERM INVESTMENTS
   (COST $14,108,978) ............               14,108,978

OTHER ASSETS AND LIABILITIES,
   NET (0.1)% ....................                 (857,601)
                                               ------------
NET ASSETS-- 100% ................             $652,144,409
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long Futures Contracts open at December 31, 1999:

                              NUMBER
                 EXPIRATION     OF       UNDERLYING UNREALIZED
DESCRIPTION         DATE     CONTRACTS   FACE VALUE    GAIN
--------------------------------------------------------------------------------
S&P 500          March 2000      37    $ 13,728,850   $309,788

-----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $6 BILLION. DAVE JOINED GE IN 1980 ON THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS AND HAS MANAGED THE PREMIER GROWTH EQUITY FUND SINCE IT'S INCEPTION. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Premier Growth Equity Fund returned 36.26% for the one-year period ended December 31, 1999. This compares with a return of 21.07% for the S&P 500 Index, and an average return of 31.48% for our Lipper peer group of 179 Growth annuity funds for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The Technology sector was the best performing sector last year, and the portfolio was modestly overweighted in tech stocks. We had several strong performers in the technology sector, specifically, Applied Materials, a manufacturer of semiconductor equipment, which gained 197%; EMC, a storage equipment manufacturer, returned 157%; and Cisco Systems, a manufacturer of networking equipment, which was up 131%.

   Several media related stocks also had strong performance. These include cable television/ programmer holdings such as NTL, Comcast, and AT&T Corp.-Liberty Media, which gained 197%, 70% and 147%, respectively. Interpublic Group, a leading advertising agency, returned 46%.

   On the downside, healthcare stocks were weak performers with many declining in price during the year. Even companies that met or exceeded expectations for strong earnings growth, such as Merck, Cardinal Health, and Lincare had negative returns for the year.

Q. HAVE YOU MADE ANY CHANGES IN THE FUND?

A. In maintaining our focus on high-quality growth companies trading at reasonable valuations, we have recently added CVS, a national drug-store retailer; Gillette, a global personal products manufacturer; and Dell Computer to the portfolio. We have trimmed some of the technology holdings for valuation reasons.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The fund continues to be concentrated -- currently with 34 names. We continue to be overweighted in Technology, Consumer Cyclical and Healthcare. Cash is approximately 3% of the fund. The strategy remains the same: Focus on high quality industry leaders that can grow at a rate in the mid-teens or better. If we can successfully identify and own premier companies, their above-average growth potential will drive above-average stock performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

         PREMIER GROWTH EQUITY FUND    S&P 500 INDEX
12/12/97  $10000                        $10000
12/97      10346                         10182
3/98       11712                         11604
6/98       12193                         11988
9/98       11395                         10788
12/98      14125                         13087
3/99       15399                         13735
6/99       16968                         14691
9/99       15924                         13787
12/99      19247                         15842

Premier Growth Equity Fund (ending value $19,247)
S&P 500 Index (ending value $15,842)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                      ONE          SINCE
                                     YEAR      COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund           36.26%      37.53%
--------------------------------------------------------------------------------
S&P 500 Index                        21.07%      24.73%
--------------------------------------------------------------------------------
Lipper peer group average*           31.48%       N/A
--------------------------------------------------------------------------------
Commencement date                  12/12/97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and future income by investing primarily in a more concentrated portfolio of equity securities of large- and medium-sized companies with average growth histories and/or growth potential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A) ........  4.69%
--------------------------------------------------------------------------------
  EMC Corp. .........................................  4.40%
--------------------------------------------------------------------------------
  Home Depot Inc. ...................................  4.15%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................  4.10%
--------------------------------------------------------------------------------
  Applied Materials Inc. ............................  4.09%
--------------------------------------------------------------------------------
  NTL Inc. ..........................................  4.02%
--------------------------------------------------------------------------------
  Microsoft Corp. ...................................  4.00%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc. .......................  3.95%
--------------------------------------------------------------------------------
  Molex Inc. (Class A) ..............................  3.92%
--------------------------------------------------------------------------------
  Catalina Marketing Corp. ..........................  3.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET ASSETS OF $53,720 (IN THOUSANDS)

[PIE CHART OMITTED]

TECHNOLOGY 29.2%
CONSUMER 23.0%
HEALTHCARE 16.1%
CAPITAL GOODS 7.7%
CASH & OTHER 6.1%*
RETAIL TRADE 5.8%
UTILITIES 5.3%
ENERGY 3.5%
FINANCIAL SERVICES 3.3%

+INCLUDES CASH EQUALIZED BY FUTURES OF 2.8%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD INDICATED IN THE GROWTH PEER GROUP CONSISTING OF 179 UNDERLYING ANNUITY FUNDS.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 7.7%

Dover Corp. ........................  33,561  $   1,522,831
Molex Inc. (Class A) ...............  46,553      2,106,523
Waste Management Inc. ..............  29,231        502,408
                                                  4,131,762

CONSUMER - CYCLICAL -- 22.4%

AT&T Corp. -  Liberty Media
    Group (Class A) ................  44,387      2,518,962(a)
Carnival Corp. .....................  28,148      1,345,826
Catalina Marketing Corp. ...........  17,863      2,067,642(a)
Comcast Corp. (Class A) ............  35,726      1,806,396
Interpublic Group Cos. Inc. ........  36,809      2,123,419
NTL Inc. ...........................  17,322      2,160,920(a)

                                                 12,023,165

CONSUMER - STABLE -- 0.6%
Gillette Co. .......................   7,578        312,119

ENERGY-- 3.5%
Baker Hughes Inc. ..................  44,387        934,901
Schlumberger Ltd. ..................  15,157        852,581
Transocean Sedco Forex Inc. ........   2,934         98,853
                                                  1,886,335

FINANCIAL -- 3.3%

Citigroup Inc. .....................  32,479      1,804,614
Healthcare-- 16.1%
Cardinal Health Inc. ...............  35,726      1,710,382
Dentsply International Inc. ........  23,818        562,700
Henry Schein Inc. ..................  43,305        576,498(a)
Johnson & Johnson ..................  13,533      1,260,261
Lincare Holdings Inc. ..............  46,553      1,614,807(a)
Merck & Co. Inc. ...................  20,570      1,379,476
Sybron International Corp. .........  62,792      1,550,177(a)
                                                  8,654,301

RETAIL TRADE -- 5.8%

CVS Corp. ..........................  22,735        907,979
Home Depot Inc. ....................  32,478      2,226,773
                                                  3,134,752

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 12.4%
Applied Materials Inc. .............  17,322      2,194,481(a)
Cisco Systems Inc. .................  20,570      2,203,561(a,h)
Dell Computer Corp. ................  10,826        552,126(a)
Intel Corp. ........................  20,570      1,693,168

                                                  6,643,336

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE & SERVICES-- 16.8%
Automatic Data Processing Inc. .....  29,231   $  1,574,820
EMC Corp. ..........................  21,652      2,365,481(a)
Equifax Inc. .......................  42,222        994,856
First Data Corp. ...................  38,974      1,921,905
Microsoft Corp. ....................  18,405      2,148,784(a)
                                                  9,005,846

UTILITIES -- 5.3%

MCI WorldCom Inc. ..................  27,608      1,464,923(a)
Vodafone AirTouch PLC ADR ..........  28,419      1,406,741(h)
                                                  2,871,664

TOTAL INVESTMENTS IN SECURITIES
     (COST $37,023,821) ............             50,467,894

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
    (COST $3,048,801) .............3,048,801      3,048,801

OTHER ASSETS AND LIABILITIES,
    NET 0.4% ......................                 203,026
                                                -----------
NET ASSETS-- 100% .................             $53,719,721
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Premier Growth Equity Fund had the following long Futures Contracts open at December 31, 1999:

                              NUMBER
                 EXPIRATION     OF       UNDERLYING UNREALIZED
DESCRIPTION         DATE     CONTRACTS   FACE VALUE    GAIN
--------------------------------------------------------------------------------
S&P 500          March 2000       4     $ 1,484,200     $6,738


------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------


Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ), THE FUND'S SUB-ADVISER, WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $6 BILLION, IS THE PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. PRIOR TO JOINING NWQ IN 1996, HE SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Value Equity Fund posted a return of 17.26% for the one-year period ending December 31, 1999. This compares with a 21.07% return for the S&P 500 Index. Our Lipper peer group of 174 Growth and Income annuity funds had an average return of 14.51% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The portfolio's underperformance relative to its benchmark can be attributed to the fund's limited number of technology stocks - a sector to which we had limited exposure due to valuation concerns. Excluding the Technology sector, the index would have only appreciated 7.5% for the year. The Value Equity Fund's performance can be attributed to several takeovers, favorable sector concentration, and strong individual stock selection. Portfolio holdings receiving takeover proposals include @Entertainment, Case, Cellular Communications International, Cellular Communications Puerto Rico, First Security, and MediaOne Group. Our best performing sectors for the year were the cable television, media, and telecommunications industries which advanced due to increasing growth rates, consolidation, and technological advances (broadband, Internet). Factors limiting performance this year include rising interest rates which had a negative impact on most of our financial stocks as well as the underperformance of our tobacco holdings Philip Morris and Loews. Performance was also negatively affected by the underperformance of several core portfolio holdings including Waste Management, Aetna, Bank One, and Hasbro.

Q. WHICH INVESTMENTS STAND OUT?

A. In addition to our takeover names listed, portfolio holdings that contributed to performance this year include Alltel, AT&T Corp.-Liberty Media, Cox Communications, NTL, and Telephone & Data Systems. Our best performing stock this year was CoreComm, an alternative telephone company providing telephone and Internet services in the U.S. Other successful investments include BJ Services, MGIC Investment, Praxair, and UnionBanCal.

Q. HOW DO YOU PICK STOCKS?

A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities. We do not chase the market mania for Internet, technology, and other growth stocks where we find risk/reward and valuation parameters extremely unattractive.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. For the last six months, the leadership of the stock market has been focused almost exclusively on very high price to earnings stocks, primarily in the Technology sector. We cannot say how long the current environment will persist as some have called the Internet investment mania one of the greatest "bubbles" of all time. We do know, however, that the disparity between growth and value investment styles has reached unprecedented levels as investors' attitudes towards a company's future potential has taken precedent over its current profitability and valuation. Many non-technology sectors of the market offer extremely attractive opportunities where expectations and valuations are relatively low. We continue to find a number of attractive investment opportunities without chasing the market. We are pleased that a number of our recent purchases including Applied Power, Bowater, Delta Airlines, Ingersoll Rand, and Smurfit-Stone Container have already contributed to performance. At this time we are maintaining our positions in the financial sector of the market, which we feel continues to offer reasonable earnings growth opportunities, increasing industry-wide consolidation, and attractive valuations.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

   Value Equity Fund   S&P 500 Index
5/1/97  $10000             $10000
6/97     11450              11086
9/97     13320              11920
12/97    13256              12259
3/98     15055              13971
6/98     14975              14434
9/98     12406              13006
12/98    14142              15777
3/99     15007              16559
6/99     17393              17711
9/99     15163              16621
12/99    16583              19099

Value Equity Fund (ending value $16,583)
S&P 500 Index (ending value $19,099)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                 ONE               SINCE
                                 YEAR          COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund                17.26%            20.85%
--------------------------------------------------------------------------------
S&P 500 Index                    21.07%            27.44%
--------------------------------------------------------------------------------
Lipper peer group average*       14.51%            N/A
--------------------------------------------------------------------------------
Commencement date                5/1/97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

  A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap U.S. companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  CoreComm Ltd. ...................................... 6.39%
--------------------------------------------------------------------------------
  AT&T Corp. -  Liberty Media Group (Class A) ........ 5.60%
--------------------------------------------------------------------------------
  NTL Inc. ........................................... 5.34%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc. ...................... 3.90%
--------------------------------------------------------------------------------
  MediaOne Group Inc. ................................ 2.80%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc. ............. 2.56%
--------------------------------------------------------------------------------
  Cox Communications Inc. ............................ 2.56%
--------------------------------------------------------------------------------
  Alltel Corp. ....................................... 2.50%
--------------------------------------------------------------------------------
  Ford Motor Co. ..................................... 2.32%
--------------------------------------------------------------------------------
  Heller Financial Inc. .............................. 2.24%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET ASSETS OF $90,561 (IN THOUSANDS)

[PIE CHART OMITTED]

CONSUMER 22.7%
TELECOMMUNICATIONS 20.7%
FINANCIAL SERVICES 20.1%
CASH & OTHER 8.4%
ENERGY 6.4%
MATERIALS & PROCESSING 6.2%
CAPITAL GOODS 4.4%
HEALTHCARE 3.5%
MISCELLANEOUS 3.2%
TECHNOLOGY 2.5%
TRANSPORTATION 1.9%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD INDICATED IN THE GROWTH & INCOME PEER GROUP CONSISTING OF 174 UNDERLYING ANNUITY FUNDS.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 91.6%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 4.4%

CNH Global N.V. ....................  68,300  $     909,244
Ingersoll Rand Co. .................  22,100      1,216,881
Waste Management Inc. ..............  43,000        739,063
York International Corp. ...........  40,000      1,097,500
                                                  3,962,688

CONSUMER - DISCRETIONARY -- 18.7%

AT&T Corp. -  Liberty Media
     Group (Class A) ...............  89,340      5,070,045(a)
Darden Restaurants Inc. ............  30,000        543,750
Dillards Inc. (Class A) ............  69,400      1,401,012
Ford Motor Co. .....................  39,400      2,105,438
Hasbro Inc. ........................  73,050      1,392,516
Lear Corp. .........................  40,000      1,280,000(a)
Mandalay Resort Group ..............  36,000        724,500(a)
MediaOne Group Inc. ................  33,000      2,534,812(a)
The E.W. Scripps Co. Inc. ..........  41,600      1,864,200
                                                 16,916,273

CONSUMER - STABLE -- 4.0%

Alberto-Culver Co. (Class B) .......  57,000      1,239,750
Nabisco Group Holdings Corp. .......  87,000        924,375
Philip Morris Cos. Inc. ............  65,000      1,507,187
                                                  3,671,312

ENERGY -- 6.4%

BJ Services Co. ....................  48,000      2,007,000(a)
Noble Affiliates Inc. ..............  75,000      1,607,812
Ocean Energy Inc. ..................  89,050        690,138(a)
Tosco Corp. ........................  55,000      1,495,312
                                                  5,800,262

FINANCIAL -- 11.6%

Bank of America Corp. ..............  38,031      1,908,681
Bank One Corp. .....................  36,000      1,154,250
Chase Manhattan Corp. ..............  18,100      1,406,144
First Union Corp. ..................  42,300      1,387,969
Heller Financial Inc. .............. 101,300      2,032,331
Indymac Mortgage Holdings Inc. ..... 100,000      1,275,000
Waddell & Reed Financial Inc.
     (Class A) .....................  43,433      1,178,120
Waddell & Reed Financial Inc.
     (Class B) .....................   6,171        155,046
                                                 10,497,541

HEALTHCARE -- 3.5%

Aetna Inc. .........................  31,000      1,730,188
Pharmacia & Upjohn Inc. ............  32,000      1,440,000
                                                  3,170,188

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INSURANCE -- 8.5%

Hartford Financial Services
   Group Inc. ......................  49,000   $  2,321,375
MGIC Investment Corp. ..............  32,500      1,956,094
Torchmark Corp. ....................  53,200      1,546,125
UnumProvident Corp. ................  57,704      1,850,134
                                                  7,673,728

MATERIALS & PROCESSING -- 6.2%

Applied Power Inc. (Class A) .......  25,100        922,425
Bowater Inc. .......................  23,000      1,249,188
IMC Global Inc. ....................  50,000        818,750
Praxair Inc. .......................  37,000      1,861,562
Smurfit-Stone Container Corp. ......  31,000        759,500(a)
                                                  5,611,425

MISCELLANEOUS -- 3.2%

Loews Corp. ........................  27,900      1,693,181
Pactiv Corp. ....................... 116,000      1,232,500(a)
                                                  2,925,681

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.5%

Quantum Corp. - DLT & Storage Systems 85,200      1,288,650(a)
Quantum Corp. - Hard Disk Drive .... 138,900        963,619(a)

                                                  2,252,269

TELECOMMUNICATIONS -- 20.7%

Alltel Corp. .......................  27,380      2,263,984
CoreComm Ltd. ......................  97,500      5,789,062(a)
Cox Communications Inc. ............  45,000      2,317,500(a)
NTL Inc. ...........................  38,750      4,834,063(a)
Telephone & Data Systems Inc. ......  28,000      3,528,000
                                                 18,732,609

TRANSPORTATION -- 1.9%

Delta Air Lines Inc. ...............  34,000      1,693,625

TOTAL INVESTMENTS IN SECURITIES
   (COST $68,723,185) ..............             82,907,601

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $5,719,526) ..............5,719,526      5,719,526

OTHER ASSETS AND LIABILITIES,
   NET 2.1% .......................               1,933,926
                                                -----------
NET ASSETS-- 100% .................             $90,561,053
                                                ===========
------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN IS RESPONSIBLE FOR THE INTERNATIONAL EQUITY OPERATION AT GE ASSET MANAGEMENT. RALPH MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $16 BILLION. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON GE ASSET MANAGEMENT'S ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The International Equity Fund posted a 30.33% return for the one-year period ended December 31, 1999. For the same period, the MSCI EAFE Index returned 26.96% and our Lipper peer group of 126 International annuity funds returned an average of 42.88%.

Q. WHAT DROVE THE FUND'S PERFORMANCE?

A. Markets in 1999 were focused on telecoms and technology, and in fact over 70% of the fund's performance can be attributed to telecom-related and technology companies. The five holdings that had the greatest impact on the performance of the fund were telecom operators Mannesmann (Germany), Sonera Oyj (Finland) and Telefonica (Spain), consumer technology leader Sony (Japan), and telecom equipment supplier Ericsson LM Telephone (Sweden). In addition, the emerging markets performed particularly well, in most cases coming off a low base following the Asian Crisis of 1997/98.

Q. WHAT CHANGES DID YOU MAKE IN THE FUND?

A. The fund ended 1998 with a 80% weighting in Europe. The underlying environment had been very positive in the run up to the launch of the Euro on January 1, 1999. However, valuations had become stretched and so we looked for alternative areas in which to invest. Over 1999, we increased our exposure to Japan by over 7% as we found companies which were introducing restructuring programs and boosting margins, we increased the emerging markets exposure from 8.9% to 12.2% as economies strengthened and interest rates fell, and we added some mid sized technology companies in Canada. Profits were taken in Europe where the weighting fell to 62%.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. As Europe continues to merge and integrate, it is likely that we will continue to see cost savings coming out of merger and acquisition activity which will drive earnings and hence share prices higher. In 1999, we started to see corporate activity in many sectors that have traditionally been viewed as locally dependent, such as telecommunication operators and utilities. The rate of merger announcements is likely to increase, especially as company managements focus more on shareholder value than has traditionally been the case and as these industries become pan-Europe. We anticipate more consolidation to come in many European industries.

   Corporate restructuring continues in Japan although at far too slow a pace. Those companies which have made major changes in their businesses and have taken shareholder-friendly policies have seen stronger earnings growth and higher valuations in their share prices. However, there are many companies that still do not understand the need for change, and the difference in share price performance between such companies will widen.

   Our investment discipline is to invest in companies whose share price valuation is cheap relative to its long-term growth rate. Currently stocks which fit our discipline are based mainly in Europe, although we are selectively seeking Japanese companies that are creating shareholder value, and we will increase our exposure there as they become investable.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

         International Equity Fund   MSCI EAFE
5/1/95  $10000                        $10000
6/95     10010                          9707
9/95     10350                         10112
12/95    10670                         10522
3/96     11323                         10826
6/96     11628                         10997
9/96     11455                         10983
12/96    11728                         11158
3/97     12346                         10983
6/97     13786                         12408
9/97     13927                         12320
12/97    12921                         11356
3/98     15135                         13026
6/98     15510                         13164
9/98     12788                         11293
12/98    15175                         13626
3/99     15673                         13816
6/99     16082                         14167
9/99     16286                         14789
12/99    19778                         17301

International Equity Fund (ending value $19,778)
MSCI EAFE (ending value $17,301)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                ONE       THREE       SINCE
                               YEAR       YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund      30.33%    19.03%      15.72%
--------------------------------------------------------------------------------
MSCI EAFE                      26.96%    15.74%      12.45%
--------------------------------------------------------------------------------
Lipper peer group average*     42.88%    18.95%      N/A
--------------------------------------------------------------------------------
Commencement date              5/1/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

                A fund designed for investors who seek long-term
                   growth of capital by investing primarily in
                    equity securities of companies located in
                 developed and developing countries, other than
                               the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Mannesmann AG .....................................  3.46%
--------------------------------------------------------------------------------
  Ericsson LM Telephone (Series B) ..................  2.41%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. ............  2.32%
--------------------------------------------------------------------------------
  Sony Corp. ........................................  2.26%
--------------------------------------------------------------------------------
  Telefonica S.A. ...................................  2.18%
--------------------------------------------------------------------------------
  Fujitsu Ltd. ......................................  2.17%
--------------------------------------------------------------------------------
  AXA-UAP ...........................................  2.14%
--------------------------------------------------------------------------------
  ING Groep N.V. ....................................  2.05%
--------------------------------------------------------------------------------
  Canon Inc. ........................................  2.04%
--------------------------------------------------------------------------------
  Total S.A. (Class B) ..............................  1.98%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $52,540 (IN THOUSANDS)

[PIE CHART OMITTED]

EUROPE 62.3%
JAPAN 13.2%
OTHER 9.5%
PACIFIC RIM 8.3%
CASH & OTHER 6.7%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 126 AND 83 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 93.0%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.9%

Brambles Industries Ltd. ............ 24,686     $  682,661
Cable & Wireless Optus Ltd. ......... 88,713        296,442(a)
                                                    979,103

AUSTRIA -- 0.2%

VA Technologie AG ...................  1,881        124,111

BRAZIL -- 0.5%
Telecomunicacoes Brasileiras S.A. ADR    259         33,282
Uniao de Bancos Brasilieros S.A. GDR   8,424        253,773

                                                    287,055

CANADA -- 3.2%

ATI Technologies Inc. ............... 13,312        176,141(a)
Celestica Inc. ......................  7,870        439,917(a)
CGI Group Inc. (Class A) ............  9,226        394,670(a)
Nortel Networks Corp. ...............  6,648        671,448
                                                  1,682,176

DENMARK -- 0.7%

Novo-Nordisk AS (Series B) ..........  2,943        390,334
Finland -- 3.6%
MeritaNordbanken Oyj ................ 55,009        323,614(a)
Nokia Oyj (Series A) ................  2,400        435,175
Pohjola Group Insurance Corp.
   (Series B) .......................  2,340        141,432
Sampo Insurance Co. Ltd. (Series A) . 11,692        408,694
Sonera Oyj ..........................  8,434        578,152

                                                  1,887,067

FRANCE -- 17.7%

Aerospatiale Matra (Regd.) .......... 10,286        225,779(a)
Alstom .............................. 17,474        582,640(a)
Aventis S.A. (Class A) ..............  9,384        545,436
AXA-UAP .............................  8,051      1,122,448
Banque Nationale de Paris ...........  1,749        161,386(a)
Cap Gemini S.A. .....................  4,079      1,035,463
Carrefour S.A. ......................  3,697        681,896
Coflexip S.A. ADR ...................  6,082        231,116
Lagardere S.C.A. .................... 18,646      1,014,284
Lyonnaise Des Eaux S.A. .............  2,112        338,489
Michelin CGDE (Regd.) (Class B) ..... 10,839        425,828
Rhodia S.A. .........................  5,114        115,602
Schneider S.A. ......................  9,401        738,194
Societe Generale ....................    618        143,807
STMicroelectronics N.V. .............  4,079        627,852
Total S.A. (Class B) ................  7,791      1,039,894
Vivendi .............................  3,044        274,900
                                                  9,305,014

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

GERMANY -- 11.0%

Bayerische Vereinsbank AG ...........  4,419    $   301,810
DaimlerChrysler AG ..................  3,348        260,365
Deutsche Bank AG ....................  7,523        635,440(a)
Fresenius Medical Care AG ...........  6,155        526,400
Mannesmann AG .......................  7,534      1,817,655
Metallgesellschaft AG ............... 20,894        418,847
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ..........  2,270        575,787
Preussag AG ......................... 15,358        855,539
Veba AG .............................  7,959        386,844

                                                  5,778,687

GREECE -- 0.6%

Hellenic Telecommunication
   Organization S.A. ADR ............  8,989        107,306
Hellenic Telecommunication
   Organization S.A. GDR ............  8,220        194,651
                                                    301,957

HONG KONG -- 1.5%

Giordano International Ltd. .........186,000        191,419
Hutchison Whampoa Ltd. ..............  5,000         72,683
Johnson Electric Holdings Ltd. ...... 81,300        521,885
                                                    785,987

IRELAND -- 1.2%

Bank of Ireland ..................... 36,924        293,843
CRH PLC ............................. 16,679        360,394
                                                    654,237

ISRAEL -- 3.2%

Comverse Technology Inc. ............  4,280        619,530(a)
ECI Telecommunications Ltd. ......... 18,758        593,222
Teva Pharmaceutical Industries
   Ltd. ADR .........................  6,857        491,561

                                                  1,704,313

ITALY -- 1.8%

Banca Intesa S.p.A. ................. 71,149        288,838
Saipem .............................. 75,333        272,433
Telecom Italia Mobile S.p.A. ........ 10,544        117,792
Telecom Italia S.p.A ................     62            378(e)
Telecom Italia S.p.A ................ 18,117        255,502
                                                    934,943

JAPAN -- 13.2%

Asahi Bank Ltd. ..................... 16,520        101,866
Asahi Chemical Industry Co. Ltd. .... 22,000        113,047
Canon Inc. .......................... 27,000      1,072,918
Fujitsu Ltd. ........................ 25,000      1,140,256
Kao Corp. ........................... 11,234        320,516
Mazda Motor Corp. ................... 75,000        334,002
Minebea Co. Ltd. .................... 42,000        720,623
Mitsukoshi Ltd. .....................  9,272         32,670(a)
NAMCO Ltd. ..........................  2,100        136,067
Promise Co. Ltd. ....................  2,800        142,508
Shin-Etsu Chemical Co. .............. 13,000        559,851


-----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Sony Corp. .........................   4,000     $1,186,258
Sumitomo Electric Industries .......  19,000        219,624
The Fuji Bank Ltd. .................  12,000        116,629
The Tokyo Electric Power Co. Inc. ..   2,900         77,772
Toshiba Corp. ......................  89,000        679,456
                                                  6,954,063

MEXICO -- 2.5%

Desc S.A. de C.V. (Series B) .......  44,594         36,711
Desc S.A. de C.V. ADR (Class C) ....   6,704        112,292
Grupo Carso S.A. de C.V. ADR .......  21,301        210,347(a)
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class B) .......... 130,114        521,829(a)
Grupo Televisa S.A. GDR ............   6,137        418,850(a)

                                                  1,300,029

NETHERLANDS -- 5.3%

IHC Caland N.V. ....................   8,192        299,143
ING Groep N.V. .....................  17,837      1,077,008
Ispat International N.V. (Regd.)
   (Class A) .......................   8,697        140,239
Koninklijke Ahold N.V. .............   5,058        149,747
Philips Electronics N.V. ...........   6,611        899,044
Vendex KBB N.V. ....................   7,487        199,109

                                                  2,764,290

PANAMA -- 0.1%

Panamerican Beverages Inc. (Class A)   2,804         57,657

POLAND -- 0.5%
Telekomunikacja Polska S.A.
   GDR (Series A) ..................  38,115        238,219(b)

PORTUGAL -- 0.3%

Banco Comercial Portugues (Regd.) ..  21,019        116,666
Jeronimo Martins, SGPS, S.A. .......   1,616         41,348

                                                    158,014

SINGAPORE -- 0.1%

Chartered Semiconductor
   Manufacturing Ltd. ADR ..........   1,033         75,409(a)

SOUTH KOREA-- 2.3%
Kookmin Bank GDR ...................  10,960        155,084(b)
Korea Telecom Corp. ADR ............   7,918        591,871
Pohang Iron & Steel Co. Ltd. ADR ...  12,543        439,005
                                                  1,185,960

SPAIN -- 2.6%

Repsol S.A. ........................   8,742        202,720
Telefonica S.A. ....................  45,935      1,147,561(a)
                                                  1,350,281

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SWEDEN -- 4.4%

Autoliv Inc. SDR ...................  15,805   $    462,504
Ericsson LM Telephone (Series B) ...  19,702      1,266,541
Investor AB (Series B) .............   4,900         69,103(a)
Invik & Co. AB .....................   1,056        125,345
Kinnevik AB (Series B) .............   2,028         62,921
NetCom Systems AB (Series B) .......   4,443        312,247(a)
                                                  2,298,661

SWITZERLAND -- 1.9%

ABB Ltd. ...........................   3,892        476,067(a)
Credit Suisse Group ................   1,699        337,709
Novartis AG (Regd.) ................     122        179,134
Zurich Allied AG ...................       8          4,562
                                                    997,472

TAIWAN -- 2.5%

Synnex Technology International
   Corp. GDR .......................   4,688        120,130(b)
Taiwan Semiconductor
   Manufacturing Co. ............... 229,342      1,220,332

                                                  1,340,462

UNITED KINGDOM -- 10.2%

Airtours PLC .......................  53,367        324,988
British Aerospace PLC ..............  57,734        379,559
Cable & Wireless Communication PLC .  46,821        669,408(a)
Cable & Wireless PLC ...............  11,265        193,245
Commercial Union PLC ...............  29,314        473,036
Corus Group PLC .................... 184,368        479,473
FKI PLC ............................  60,475        236,887
Granada Group PLC ..................  67,581        682,272
Invensys PLC ....................... 147,233        778,427
Nycomed Amersham PLC ...............  47,181        297,225
Railtrack Group PLC ................   8,130        136,577
Reed International PLC .............  32,968        247,627
Royal & Sun Alliance Insurance
   Group PLC .......................  27,417        205,494
Saatchi & Saatchi PLC ..............  14,563         87,273
Somerfield PLC ..................... 106,633        155,450
                                                  5,346,941

TOTAL COMMON STOCK
   (COST $35,549,441) .................          48,882,442

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.3%
--------------------------------------------------------------------------------
Henkel KGaA
   (COST $ 150,584) ...................1,985        130,911
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) 06/03/02
   (Cost $0) ..........................   48          2,553(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $35,700,025) .................          49,015,906

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                     INTERNATIONAL EQUITY FUND DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $3,452,465) ............. 3,452,465   $  3,452,465

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ......................                   72,053
                                                -----------
NET ASSETS-- 100% ................              $52,540,424
                                                ===========
--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at December 31, 1999:

SECTOR                     PERCENTAGE (BASED ON TOTAL NET ASSETS)
-----------------------------------------------------------------
Capital Equipment                      30.01%
Services                               23.54%
Finance                                15.29%
Consumer Goods                         11.33%
Multi Industry                          5.43%
Materials                               4.45%
Energy                                  3.25%
Cash and Other                          6.70%
                                      -------
                                      100.00%
                                      =======
---------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL SHARE PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE TOTAL RETURN FUND. DAVE CARLSON MANAGES THE DOMESTIC EQUITY PORTION, RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND BOB MACDOUGALL MANAGES THE FIXED INCOME PORTION OF THE FUND. PLEASE REFER TO PAGE 20 FOR RALPH'S BIOGRAPHICAL DETAILS, PAGE 14 FOR DAVE'S BIOGRAPHICAL DETAILS, AND PAGE 34 FOR BOB'S BIOGRAPHICAL DETAILS.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Total Return Fund had a return of 13.25% for the one-year period ended December 31, 1999. The fund allocates investments among several asset classes and therefore the results of the fund should be compared to several benchmarks: S&P 500 Index returned 21.07%; the MSCI EAFE Index returned 26.96% and the Lehman Brothers Aggregate Bond Index returned -0.83%. For the same period, our Lipper peer group of 84 Flexible annuity funds had an average return of 12.07%.

Q. WHAT FACTORS LED TO THE OUTPERFORMANCE OF THE FUND?

A. Asset allocation played a key role. The international equities market as a whole significantly outperformed the S&P 500, and international equities amounted to 16.6% of the total fund. This portion had a return in excess of 30% compared with approximately 20% for the U.S. portion. Fixed income was the laggard as interest rates rose throughout the year. Our weighting in international stocks sets us apart from many other balanced funds, which concentrate on the U.S. financial markets. Please read the commentary of the U.S. Equity Fund, the International Equity Fund and the Income Fund for a more detailed description of each individual asset class last year.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED THROUGHOUT THE YEAR?

A. The weightings remain at approximately 44% U.S. equities, 17% international equities, 33% fixed income and 6% cash. The target weightings, as set by GE Asset Management's Asset Allocation Committee, have been unchanged all year. However, with stocks significantly outperforming bonds, valuation models show bonds becoming increasingly more attractive. It is possible we may increase the fixed income weighting in the coming months, but at this time the same targets remain in place.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING YEAR?

A. The returns for this fund will continue to reflect a blend of the returns of the individual asset classes. The U.S. stock market looks expensive to us when compared to historical valuation levels. We believe that international stocks look attractive relative to the valuation levels of the U.S. market. We do not see a significant increase in the inflation rate, so bonds at present levels look increasingly attractive. In sum, stocks may take a breather after their extraordinary run the last few years, and bonds should do better this year than they did last year.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

   Total Return Fund     S&P 500 Index       LB Aggregate
12/89   $10000             $10000               $10000
12/90     9962               9684                10895
12/91    12687              12645                12638
12/92    13636              13622                13573
12/93    15484              14986                14896
12/94    15876              15180                14462
12/95    20332              20872                17133
12/96    22487              25696                17752
12/97    26531              34251                19472
12/98    31068              44080                21161
12/99    35184              53363                20985

Total Return Fund (ending value $35,184)
S&P 500 Index (ending value $53,363)
LB Aggregate (ending value $20,985)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                    ONE      FIVE        TEN
                                   YEAR      YEAR       YEAR
--------------------------------------------------------------------------------
Total Return Fund                  13.25%   17.25%     13.41%
--------------------------------------------------------------------------------
S&P 500 Index                      21.07%   28.59%     18.23%
--------------------------------------------------------------------------------
LB Aggregate                       (0.83)%   7.73%      7.69%
--------------------------------------------------------------------------------
Lipper peer group average*         12.07%   17.11%     12.94%
--------------------------------------------------------------------------------
Commencement date                  7/1/85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

            A fund designed for investors who seek the highest total
                 return, composed of current income and capital
             appreciation, as is consistent with prudent investment
              risk by investing in both equity and debt securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Citigroup Inc. ..................................... 2.37%
--------------------------------------------------------------------------------
  NTL Inc. ........................................... 1.99%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A) ......... 1.93%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.   7.00%   TBA ..... 1.85%
--------------------------------------------------------------------------------
  U.S. Treasury Notes   5.875%   11/30/01 ............ 1.85%
--------------------------------------------------------------------------------
  First Data Corp. ................................... 1.71%
--------------------------------------------------------------------------------
  SPDR Trust ......................................... 1.49%
--------------------------------------------------------------------------------
  U.S. Treasury Notes   5.25%   5/31/01 .............. 1.42%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds   8.125%   8/15/19 ............. 1.38%
--------------------------------------------------------------------------------
  Dover Corp. ........................................ 1.33%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $109,913 (IN THOUSANDS)

[PIE CHART OMITTED]

DOMESTIC EQUITY 43.7%
BONDS AND NOTES 33.3%
FOREIGN EQUITY 16.6%
CASH & OTHER 6.4%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 84, 57 AND 43 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 43.6%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.1%

Airgas Inc. ........................   7,890    $    74,955(a)

CAPITAL GOODS-- 4.6%
Alleghany Corp. ....................     307         56,949
Dover Corp. ........................  32,316      1,466,338
Emerson Electric Co. ...............   2,968        170,289
Honeywell International Inc. .......  18,432      1,063,296
Hubbell Inc. (Class B) .............  10,902        297,080(h)
Molex Inc. (Class A) ...............  24,670      1,116,317
Textron Inc. .......................   2,449        187,808
United Technologies Corp. ..........   3,025        196,625
Waste Management Inc. ..............  28,690        493,109
                                                  5,047,811

CONSUMER - CYCLICAL -- 8.6%

AT&T Corp. - Liberty Media Group
   (Class A) .......................  37,297      2,116,605(a)
Carnival Corp. .....................  10,040        480,037
Catalina Marketing Corp. ...........   9,321      1,078,906(a)
Comcast Corp. (Class A) ............  25,819      1,305,473
Gannett Inc. .......................   5,136        418,905
Harman International Industries Inc.   2,588        145,251
Interpublic Group Cos. Inc. ........  14,916        860,467
NTL Inc. ...........................  17,528      2,186,618(a)
Time Warner Inc. ...................   5,394        390,728
Walt Disney Co. ....................  13,848        405,054
                                                  9,388,044

CONSUMER - STABLE -- 1.5%

Anheuser Busch Cos. Inc. ...........   3,271        231,832(h)
Avon Products Inc. .................   9,382        309,606
Colgate-Palmolive Co. ..............   3,672        238,680
Gillette Co. .......................   4,304        177,271
Pepsico Inc. .......................  12,652        445,983
Philip Morris Cos. Inc. ............  11,533        267,422
                                                  1,670,794

ENERGY -- 2.7%

Anadarko Petroleum Corp. ...........   8,458        288,629
Baker Hughes Inc. ..................  14,627        308,081
Exxon Mobil Corp. ..................   4,791        385,975
Nabors Industries Inc. .............   7,170        221,822(a)
Royal Dutch Petroleum Co. ADR ......  11,706        707,482
Schlumberger Ltd. ..................  13,599        764,944
Transocean Sedco Forex Inc. ........   2,633         88,691
Unocal Corp. .......................   5,021        168,517
                                                  2,934,141

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 4.9%

American Express Co. ...............   2,872  $     477,470
Citigroup Inc. .....................  46,948      2,608,548
Countrywide Credit Industries Inc. .   5,016        126,654
Federal National Mortgage Assoc. ...  18,770      1,171,952
State Street Corp. .................   7,953        581,066(i)
Wells Fargo & Co. ..................  11,187        452,374
                                                  5,418,064

HEALTHCARE -- 7.3%

Abbott Laboratories ................  23,664        859,299
American Home Products Corp. .......   9,496        374,498
Bristol-Myers Squibb Co. ...........  12,911        828,725
Cardinal Health Inc. ...............  28,931      1,385,072
Dentsply International Inc. ........   8,033        189,780
Henry Schein Inc. ..................  14,775        196,692(a)
Johnson & Johnson ..................  11,792      1,098,130(h)
Lincare Holdings Inc. ..............  15,619        541,784(a,h)
Merck & Co. Inc. ...................  15,777      1,058,045
Omnicare Inc. ......................   6,025         72,300
Pfizer Inc. ........................  16,071        521,303
Sybron International Corp. .........  21,504        530,880(a)
Watson Pharmaceuticals Inc. ........   9,894        354,329(a)
                                                  8,010,837

INSURANCE -- 2.2%

American International Group Inc. ..   8,507        919,819
Berkshire Hathaway Inc. (Class B) ..     226        413,580(a)
Chicago Title Corp. ................   2,150         99,438
Loews Corp. ........................   4,447        269,877
Marsh & McLennan Cos. Inc. .........   7,689        735,741
                                                  2,438,455

MISCELLANEOUS -- 1.5%

SPDR Trust .........................  11,162      1,639,419

RETAIL TRADE-- 1.1%
CVS Corp. ..........................   4,867        194,376
Home Depot Inc. ....................  15,063      1,032,757
                                                  1,227,133

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 3.0%
Analog Devices Inc. ................   1,141        106,113(a)
Applied Materials Inc. .............   4,877        617,855(a)
Cisco Systems Inc. .................  10,328      1,106,387(a)
Dell Computer Corp. ................   2,996        152,796(a)
Intel Corp. ........................  14,056      1,156,984
Pitney Bowes Inc. ..................   3,861        186,535
                                                  3,326,670

TECHNOLOGY - SOFTWARE & SERVICES -- 5.1%
Automatic Data Processing Inc. .....  19,853      1,069,580
EMC Corp. ..........................   6,025        658,231(a)

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Equifax Inc. ........................ 35,861 $      844,975
First Data Corp. .................... 38,143      1,880,927
Microsoft Corp. .....................  8,467        988,554(a)
Reuters Group PLC ADR ...............  2,024        163,565
                                                  5,605,832

UTILITIES -- 1.0%

MCI WorldCom Inc. ................... 12,908        684,904(a)
SBC Communications Inc. .............  6,197        302,104
Sprint Corp. ........................  2,282        153,607
                                                  1,140,615

TOTAL DOMESTIC EQUITY
   (COST $33,410,796) ...............            47,922,770

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.6%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.7%

Corus Group PLC ..................... 63,279        164,565
Ispat International N.V. (Regd.)
   (Class A) ........................  2,517         40,587
Metallgesellschaft AG ...............  6,467        129,639
Pohang Iron & Steel Co. Ltd. ADR ....  6,807        238,245
Shin-Etsu Chemical Co. ..............  4,000        172,262

                                                    745,298

CAPITAL GOODS -- 2.6%

ABB AG ..............................  1,140        139,381(a)
Alstom ..............................  6,892        229,802(a)
Asahi Chemical Industry Co. Ltd. ....  8,000         41,108
ATI Technologies Inc. ...............  4,569         60,456(a)
British Aerospace PLC ............... 19,815        130,269
Celestica Inc. ......................  2,580        144,207(a)
CRH PLC .............................  5,731        123,833
Desc S.A. de C.V. (Series B) ........ 12,655         10,418
Desc S.A. de C.V. ADR (Class C) .....  2,017         33,785
FKI PLC ............................. 20,801         81,480
Grupo Carso S.A. de C.V. ADR (Class C) 7,141         70,517(a)
Invensys PLC ........................ 54,242        286,779
Kao Corp. ...........................  1,592         45,421
Lyonnaise Des Eaux S.A. .............    668        107,060
Mannesmann AG .......................  2,747        662,742
Minebea Co. Ltd. .................... 16,000        274,523
Preussag AG .........................  5,668        315,744
Rhodia S.A. .........................  1,755         39,672
VA Technologie AG ...................    637         42,030
                                                  2,839,227

CONSUMER - CYCLICAL -- 2.4%

Airtours PLC ........................ 22,895        139,423
Autoliv Inc. SDR ....................  6,264        183,304
Canon Inc. .......................... 10,000        397,377
DaimlerChrysler AG ..................  1,152         89,588
Granada Group PLC ................... 25,146        253,865

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Grupo Televisa S.A. GDR .............  2,072  $     141,414(a)
Johnson Electric Holdings ........... 27,500        176,529
Kinnevik AB (Series B) ..............    582         18,057
Mazda Motor Corp. ................... 26,000        115,787
Michelin CGDE (Regd.) (Class B) .....  4,315        169,522
NAMCO Ltd. ..........................    700         45,356
Philips Electronics N.V. ............  2,455        333,861
Reed International PLC .............. 10,627         79,821
Saatchi & Saatchi PLC ...............  4,388         26,296
Sony Corp. ..........................  1,500        444,847
                                                  2,615,047

CONSUMER - STABLE -- 0.0%

Panamerican Beverages Inc. (Class A)     855         17,581

DIVERSIFIED-- 0.4%
Hutchison Whampoa Ltd. ..............  2,000         29,073
Lagardere S.C.A. ....................  7,085        385,402
                                                    414,475

ENERGY -- 0.8%

Coflexip S.A. ADR ...................  2,066         78,508
Repsol S.A. .........................  2,715         62,959
Saipem .............................. 25,888         93,621
Total S.A. (Class B) ................  2,830        377,731
Veba AG .............................  3,218        156,410
Vivendi .............................  1,044         94,282
                                                    863,511

FINANCIAL -- 1.6%

Asahi Bank Ltd. .....................  6,008         37,047
Banca Intesa S.p.A. ................. 24,456         99,282
Banco Comercial Portugues (Regd.) ...  7,007         38,892
Bank of Ireland ..................... 13,224        105,237
Banque Nationale de Paris ...........    600         55,364
Bayerische Vereinsbank AG ...........  1,520        103,814
Credit Suisse AG ....................    584        116,081
Deutsche Bank AG ....................  2,582        218,092(a)
Grupo Financiero Banamex Accival S.A.
   de C.V. (Class B) ................ 44,709        179,308(a)
ING Groep N.V. ......................  6,523        393,862
Investor AB (Series B) ..............  1,392         19,631
Invik & Co. AB ......................    317         37,627
MeritaNordbanken Oyj ................ 18,729        110,181(a)
Promise Co. Ltd. ....................    900         45,806
Societe Generale ....................    214         49,797
The Fuji Bank Ltd. ..................  5,000         48,596
Uniao de Bancos Brasilieros S.A. GDR   2,839         85,525
                                                  1,744,142

HEALTHCARE -- 0.9%

Aventis S.A. (Class A) ..............  3,588        208,549
Fresenius Medical Care AG ...........  2,375        203,120

---------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Novartis AG (Regd.) .............         42   $     61,669
Novo-Nordisk AS (Series B) ......      1,241        164,596
Nycomed Amersham PLC ............     15,988        100,719
Shire Pharmaceuticals Group PLC ADR    3,730        108,636(a)
Teva Pharmaceutical Industries
   Ltd. ADR .....................      2,356        168,896
                                                  1,016,185

INSURANCE -- 0.9%

AXA-UAP .........................      2,940        409,887
Commercial Union PLC ............      9,591        154,769
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ......        780        197,847
Pohjola Group Insurance Corp. (Series B) 724         43,759
Royal & Sun Alliance Insurance
   Group PLC ....................      9,429         70,670
Sampo Insurance Co. Ltd. (Series A)    4,018        140,449

                                                  1,017,381

RETAIL TRADE -- 0.5%

Carrefour S.A. ..................      1,389        256,195
Giordano International Ltd. .....     54,000         55,573
Jeronimo Martins, SGPS, S.A. ....        459         11,744
Koninklijke Ahold N.V. ..........      1,737         51,436
Mitsukoshi Ltd. .................      1,582          5,574(a)
Somerfield PLC ..................     36,635         53,407
Vendex KBB N.V. .................      2,421         64,387
                                                    498,316

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 3.4%
Brambles Industries Ltd. ........      9,085        251,234
Cable & Wireless Communication PLC    16,089        230,027(a)
Cable & Wireless Optus Ltd. .....     32,016        106,984(a)
Chartered Semiconductor
   Manufacturing Ltd. ADR .......        355         25,915(a)
Comverse Technology Inc. ........      1,790        259,102(a)
ECI Telecommunications Ltd. .....      6,446        203,855
Ericsson LM Telephone (Series B)       7,321        470,630
Fujitsu Ltd. ....................     10,000        456,103
NetCom Systems AB (Series B) ....      1,337         93,962(a)
Nokia Oyj (Series A) ............        826        149,773
Nortel Networks Corp. ...........      2,284        230,684
Schneider S.A. ..................      3,478        273,103
STMicroelectronics N.V. .........      1,399        215,338
Sumitomo Electric Industries ....      7,000         80,914
Taiwan Semiconductor
   Manufacturing Co. ............     78,083        415,481
Toshiba Corp. ...................     33,000        251,933
                                                  3,715,038

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - SOFTWARE & SERVICES-- 0.5%
Cap Gemini S.A. .................      1,512  $     383,824
CGI Group Inc. (Class A) ........      3,095        132,398
                                                    516,222

TELECOMMUNICATIONS -- 0.2%

Cable & Wireless PLC ............      3,866         66,319
Sonera Oyj ......................      2,895        198,453
                                                    264,772

TRANSPORTATION -- 0.1%

IHC Caland N.V. .................      2,820        102,977
Railtrack Group PLC .............      2,598         43,644
                                                    146,621

UTILITIES -- 1.6%

Hellenic Telecommunication
   Organization S.A. ADR ........      2,522         30,107
Hellenic Telecommunication
   Organization S.A. ............      2,760         65,357
Korea Telecom Corp. ADR .........      1,476        110,331
Telecom Italia Mobile S.p.A. ....      2,903         32,431
Telecom Italia S.p.A ............      6,676         94,151
Telecomunicacoes Brasileiras S.A. ADR     89         11,436
Telefonica S.A. .................     16,990        424,449(a)
The Tokyo Electric Power Co. Inc.      1,000         26,818
Vodafone AirTouch PLC ADR .......     20,520      1,015,740
                                                  1,810,820

TOTAL FOREIGN EQUITY
   (COST $13,024,013) ...........                18,224,636

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 33.3%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 7.6%

U.S. Treasury Bonds
8.125%      08/15/19 ............ $1,335,000      1,521,272(h)
5.25%       02/15/29 ............     45,000         37,209(h)
6.125%      08/15/29 ............  1,038,000        989,505(h)
                                                  2,547,986

U.S. Treasury Notes
5.25%       05/31/01 ............  1,586,000      1,565,683(h)
5.875%      11/30/01 ............  2,050,000      2,036,860(h)
5.875%      11/15/04 ............    325,000        318,653(h)
7.00%       07/15/06 ............    664,000        680,082(h)
6.00%       08/15/09 ............    760,000        736,250(h)
                                                  5,337,528

-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

U.S. Treasury STRIPS
6.83%       08/15/11 .............$  568,000   $    258,724(d,h)
6.84%       02/15/12 ..............  505,000        222,114(d,h)
                                                    480,838

TOTAL U.S. TREASURIES
   (COST $8,633,086) ..............               8,366,352

FEDERAL AGENCIES-- 4.2%
Federal Home Loan Bank
5.625%      03/19/01 ..............  230,000        227,521
5.875%      08/15/01 ..............  735,000        728,341
5.25%       04/25/02 ..............  260,000        252,158
                                                  1,208,020

Federal Home Loan Mortgage Corp.
5.75%       04/15/08 ..............   65,000         59,830
5.125%      10/15/08 ..............  270,000        236,587
6.22%       03/18/08 ..............  215,000        198,540
6.625%      09/15/09 ..............  690,000        670,376
                                                  1,165,333

Federal National Mortgage Assoc.
5.75%       04/15/03 ..............  250,000        242,812
5.125%      02/13/04 ..............  803,000        754,948
5.78%       05/05/04 ..............  230,000        219,579
6.99%       07/09/07 ..............   80,000         77,350
5.64%       12/10/08 ..............  255,000        228,319
6.04%       02/25/09 ..............  385,000        352,514
6.16%       08/07/28 ..............  360,000        315,281
                                                  2,190,803

Small Business Administration
6.55%       10/01/17 ..............   23,041         21,968
6.55%       12/01/17 ..............   40,314         38,399
                                                     60,367

TOTAL FEDERAL AGENCIES
   (COST $4,849,602) ..............               4,624,523

AGENCY MORTGAGE BACKED-- 11.5%
Federal Home Loan Mortgage Corp.
7.50%       11/01/09 ..............  143,361        144,660
7.50%       06/01/10 ..............   94,202         95,055
8.00%       08/01/24 ..............    6,930          7,010
8.00%       10/01/25 ..............    6,576          6,648
9.00%       10/01/25 ..............   13,945         14,503
8.00%       11/01/26 ..............    9,128          9,228
8.00%       05/01/27 ..............   90,130         91,003
8.00%       02/01/28 ..............   10,024         10,133
6.50%       06/01/29 - 08/01/29 ...1,541,280      1,453,135
6.00%       TBA ...................  500,000        457,655(c)
6.50%       TBA ...................1,208,000      1,138,915(c)
7.00%       TBA ...................2,105,600      2,037,821(c)
7.50%       TBA ...................  270,000        267,216(c)
                                                  5,732,982

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
9.00%       06/01/09 .............$  154,139 $      161,556
7.50%       12/01/09 ............... 385,615        388,025
7.00%       08/01/13 ...............  25,747         25,461
7.50%       02/01/14 ............... 149,645        150,580
9.00%       04/01/16 ...............  81,114         85,372
8.00%       12/01/17 ...............  62,460         63,475
9.00%       12/01/17 ...............  56,099         58,483
7.50%       12/01/18 ...............  38,400         38,218
9.00%       12/01/22 ...............  64,635         67,433
7.50%       12/01/23 ............... 325,579        323,544
7.00%       08/01/25 - 12/01/25 .... 389,985        378,407
7.00%       08/01/27 - 11/01/27 .... 396,144        383,385
7.00%       07/01/28 ............... 476,140        460,365
6.50%       01/01/29 - 03/01/29 .... 427,667        402,940
6.00%       10/01/29 ............... 558,804        511,126
6.50%       TBA .................... 326,328        315,052(c)
7.50%       TBA .................... 950,000        939,313(c)
                                                  4,752,735

Government National Mortgage Assoc.
7.00%       03/15/12 ............... 505,502        500,286
9.00%       11/15/16 ............... 118,519        125,036
9.00%       01/15/17 - 11/15/17 .... 104,664        110,296
9.00%       12/15/21 ...............  12,850         13,517
6.50%       04/15/24 ............... 155,722        147,790
7.50%       01/15/28 ...............  85,769         84,884
6.50%       04/15/28 ............... 370,152        347,361
8.00%       TBA .................... 885,000        893,850(c)
                                                  2,223,020

TOTAL AGENCY MORTGAGE BACKED
   (COST $13,015,822) ..............             12,708,737

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

Federal Home Loan Mortgage Corp.
5.75%       06/15/23 ...............  60,000         56,719(g)
Federal National Mortgage Assoc.
6.65%       08/25/07 ...............  70,000         67,637
6.00%       03/25/19 ............... 139,200        125,409
8.00%       10/25/20 ...............  20,956         21,100
                                                    214,146

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $287,924) .................                270,865

---------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 0.5%
Chase Credit Card Master Trust
6.00%       08/15/05 ................  8,000          7,778
Citibank Credit Card Master Trust I
5.75%       01/15/03 ................  8,000          7,922
5.50%       02/15/06 ................ 53,000         50,019
Discover Card Master Trust I
5.75%       10/16/03 ................ 39,000         38,427
5.30%       08/15/04 ................ 32,000         30,930
5.60%       05/16/06 ................ 83,000         78,850
First USA Credit Card Master Trust
5.28%       09/18/06 ................ 84,000         78,960
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 ................ 19,000         18,730
Ford Credit Auto Owner Trust
5.90%       06/15/02 ................ 37,000         36,676
Green Tree Financial Corp.
6.90%       04/15/18 ................ 21,083         20,957
6.97%       04/01/31 ................ 44,000         43,670
MBNA Master Credit Card Trust
6.60%       04/16/07 ................ 30,000         29,494
Peco Energy Transport Trust
5.80%       03/01/07 ................ 27,000         25,625
6.05%       03/01/09 ................ 27,000         25,329
West Penn Funding LLC
6.81%       09/25/08 ................ 33,000         32,773

TOTAL ASSET BACKED
   (COST $545,024) ..................               526,140

CORPORATE NOTES -- 7.5%

Abbey National PLC
7.95%       10/26/29 ................ 50,000         49,799
6.70%       06/29/49 ................105,000         94,690
Aetna Services Inc.
6.97%       08/15/36 ................100,000         97,968
Airtouch Communications Inc.
7.00%       10/01/03 ................212,000        211,799
Allstate Corp.
7.20%       12/01/09 ................ 65,000         63,192
Amerada Hess Corp.
7.875%      10/01/29 ................100,000         97,530
American Airlines Inc.
6.855%      04/15/09 ................100,000         98,246
Armstrong World Industries Inc.
7.45%       05/15/29 ................100,000         88,762
Associates Corporation of North America
6.375%      10/15/02 ................100,000         98,344
AT&T Capital Corp.
6.60%       05/15/05 ................ 40,000         38,467
AT&T Corp.
6.50%       03/15/29 ................ 60,000         51,401
Bank One Corp.
6.40%       08/01/02 ................ 70,000         68,814
Bellsouth Telecomm Inc.
6.375%      06/01/28 ................ 50,000         42,108
Boston University
7.625%      07/15/97 ................ 80,000         74,938

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Brascan Ltd.
7.375%      10/01/02 .............$   15,000    $    14,705
Bristol-Myers Squibb Co.
6.875%      08/01/97 ................ 75,000         67,015
Chrysler Financial Corp.
6.95%       03/25/02 ................250,000        249,912
CIT Group Inc.
7.125%      10/15/04 ................ 35,000         34,701
Coastal Corp.
6.375%      02/01/09 ................ 75,000         68,318
Columbia University Trustees New York
6.83%       12/15/20 ................ 25,000         23,467
Conseco Inc.
6.40%       06/15/01 ................ 50,000         48,483
Corporacion Andina De Fomento
6.75%       03/15/05 ................130,000        123,405
Crown Cork & Seal Inc.
8.00%       04/15/23 ................ 50,000         46,010
CSX Corp.
6.25%       10/15/08 ................100,000         90,489
DaimlerChrysler AG
7.20%       09/01/09 ................ 55,000         54,023
Delphi Automotive Systems Corp.
6.125%      05/01/04 ................ 20,000         18,919
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 ................ 30,000         29,607
6.875%      10/15/09 ................ 30,000         29,057
Duke Capital Corp.
7.25%       10/01/04 ................165,000        161,462
Duke Energy Corp.
5.375%      01/01/09 ................200,000        172,986
Electronic Data Systems Corp.
6.85%       10/15/04 ................ 50,000         49,305
7.45%       10/15/29 ................ 15,000         14,538
FDX Corp.
7.85%       01/30/15 ................ 22,470         22,013
Federated Department Stores Inc.
6.125%      09/01/01 ................ 35,000         34,396
Ford Motor Co.
7.45%       07/16/31 ................150,000        144,306
Ford Motor Credit Co.
6.70%       07/16/04 ................150,000        146,812
5.80%       01/12/09 ................ 45,000         39,882
7.375%      10/28/09 ................105,000        103,661
FPL Group Capital Inc.
7.375%      06/01/09 ................505,000        496,117
General Motors Acceptance Corp.
5.75%       11/10/03 ................ 20,000         19,043
6.15%       04/05/07 ................ 55,000         51,249
Georgia-Pacific Corp.
9.95%       06/15/02 ................ 25,000         26,373
Goldman Sachs Group L.P.
6.65%       05/15/09 ................200,000        186,160
Heritage Media Corp.
8.75%       02/15/06 ................ 40,000         41,100
Household Finance Corp.
6.125%      07/15/02 ................ 15,000         14,599
Hydro-Quebec
8.25%       04/15/26 ................125,000        130,250
Korea Development Bank
6.625%      11/21/03 ................ 20,000         19,202

-----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Kroger Co.
7.375%      03/01/05 ...............$140,000    $   137,561
LCI International Inc.
7.25%       06/15/07 ...............  25,000         24,037
Lehman Brothers Holdings Inc.
7.50%       08/01/26 ...............  45,000         45,122
Liberty Property Ltd. Partnership
7.50%       01/15/18 ...............  30,000         25,445
Lockheed Martin Corp.
7.95%       12/01/05 ...............  80,000         78,847
8.20%       12/01/09 ...............  50,000         49,750
8.50%       12/01/29 ...............  35,000         35,572
Manor Care Inc.
7.50%       06/15/06 ...............  20,000         17,586
MCI Communications Corp.
6.125%      04/15/02 ............... 125,000        122,972
MCI WorldCom Inc.
6.40%       08/15/05 ...............  35,000         33,524
8.875%      01/15/06 ...............  35,000         36,735
Merrill Lynch & Co. Inc.
5.71%       01/15/02 ............... 100,000         97,642
7.00%       01/15/07 ............... 250,000        243,480
Morgan Stanley Dean Witter & Co.
7.125%      01/15/03 ............... 100,000         99,921
5.625%      01/20/04 ...............  50,000         47,096
National Rural Utilities Cooperative
6.046%      04/15/03 ...............  25,000         24,180
5.50%       01/15/05 ...............  40,000         37,240
NationsBank Corp.
7.50%       09/15/06 ............... 224,000        224,461
New Jersey Economic Development Authority
7.425%      02/15/29 ...............  25,000         24,373
Newell Co.
6.35%       07/15/08 ...............  40,000         37,039
News America Inc.
7.625%      11/30/28 ...............  60,000         55,604
Noram Energy Corp.
6.375%      11/01/03 ...............  30,000         28,877
Norfolk Southern Corp.
7.90%       05/15/97 ...............  55,000         52,054
Northrop-Grumman Corp.
8.625%      10/15/04 ...............  30,000         30,997
Occidental Petroleum Corp.
7.375%      11/15/08 ...............  30,000         29,211
Ontario Province of Canada
7.375%      01/27/03 ............... 100,000        101,040
Paramount Communications Inc.
7.50%       01/15/02 ...............  75,000         75,163
Philip Morris Cos. Inc.
7.25%       09/15/01 ...............  25,000         24,825
7.65%       07/01/08 ............... 125,000        119,168
Phillips Petroleum Co.
9.375%      02/15/11 ............... 150,000        169,824
Pitney Bowes Credit Corp.
9.25%       06/15/08 ............... 150,000        166,767
Procter & Gamble Co.
6.875%      09/15/09 ...............  55,000         53,727
9.36%       01/01/21 ...............  55,000         63,476
Quebec Province of Canada
7.50%       09/15/29 ............... 100,000         96,937

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Raytheon Co.
6.75%       08/15/07 ...............$100,000    $    93,293
RJR Nabisco Inc.
6.125%      02/01/33 ...............  30,000         28,636
Rohm & Haas Co.
7.85%       07/15/29 ...............  35,000         35,103
Safeway Inc.
7.50%       09/15/09 ............... 100,000         98,041
Sprint Capital Corp.
5.70%       11/15/03 ...............  25,000         23,721
6.875%      11/15/28 ............... 160,000        142,194
Stop & Shop Cos. Inc.
9.75%       02/01/02 ...............  20,000         21,000
Suntrust Banks Inc.
6.00%       01/15/28 ...............  25,000         22,824
Tele-Communications Inc.
9.80%       02/01/12 ...............  30,000         35,050
7.875%      08/01/13 ...............  35,000         35,540
Teleglobe Inc.
7.20%       07/20/09 ...............  50,000         46,966
Textron Inc.
6.375%      07/15/04 ...............  85,000         81,967
Tosco Corp.
7.625%      05/15/06 ...............  20,000         19,756
Tribune Co.
6.875%      11/01/06 ............... 200,000        190,922
Turner Broadcasting Systems Inc.
8.375%      07/01/13 ...............  35,000         36,249
Tyco International Group S.A.
6.25%       06/15/03 ...............  20,000         19,202
7.00%       06/15/28 ............... 130,000        112,497
U.S. West Capital Funding Inc.
6.125%      07/15/02 ...............  15,000         14,636
6.875%      07/15/28 ...............  20,000         17,495
Union Carbide Corp.
6.79%       06/01/25 ...............  50,000         48,140
Union Oil Co. of California
7.35%       06/15/09 ............... 100,000         97,290
United Illuminating Co.
6.25%       12/15/02 ...............  10,000          9,642
United Parcel Service Inc.
8.375%      04/01/30 ...............  45,000         48,060
US Airways Pass Through Trust
8.36%       07/20/20 ...............  70,000         68,326
US West Communications Inc.
5.625%      11/15/08 ............... 100,000         87,486
USA Networks Inc.
6.75%       11/15/05 ...............  55,000         51,622
USA Waste Services Inc.
6.125%      07/15/01 ............... 115,000        109,451
USX Marathon Group
9.80%       07/01/01 ...............  25,000         25,856
Wal-Mart Stores Inc.
6.875%      08/10/09 ............... 125,000        121,711
Walt Disney Co.
5.62%       12/01/08 ...............  40,000         35,352
Westinghouse Electric Corp.
8.875%      06/01/01 ...............  15,000         15,339
Williams Cos. Inc.
6.125%      02/15/02 ...............  50,000         48,854

TOTAL CORPORATE NOTES
   (COST $8,684,399) ...............              8,300,097

-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.6%
Chase Commercial Mortgage Securities Corp.
6.39%       11/18/08 .............. $146,000    $   135,963
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08 ..............   72,000         67,433
Credit Suisse First Boston Mortgage Securities Corp.
6.30%       11/15/08 ..............  163,000        150,418
DLJ Mortgage Acceptance Corp.
6.24%       11/12/31 ..............  325,000        298,797
First Union Lehman Brothers - Bank of America
6.28%       06/18/07 ..............  118,348        114,132
GMAC Commercial Mortgage Securities Inc.
6.42%       08/15/08 ..............  107,000         99,711
10.07%      08/15/23 ..............  878,028         34,023(d)
Lehman Large Loan
6.79%       06/12/04 ..............   26,577         26,278
Merrill Lynch Mortgage Investors Inc.
6.39%       02/15/30 ..............  160,000        150,000
Mid-State Trust
7.54%       07/01/35 ..............   12,284         11,562(d)
Morgan Stanley Capital I
6.52%       01/15/08 ..............   21,000         19,858
6.54%       05/15/08 ..............  135,000        127,638
6.21%       09/15/08 ..............  159,000        146,727
9.74%       04/15/23 ..............  427,839         17,114(d)
6.01%       11/15/30 ..............   49,166         46,738
6.48%       11/15/30 ..............   88,000         82,693
Mortgage Capital Funding Inc.
6.423%      05/18/08 ..............  150,000        139,359
Nationslink Funding Corp.
6.001%      11/20/07 ..............   28,000         26,635
6.476%      07/20/08 ..............   89,000         83,632

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $1,921,269) ..............               1,778,711

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
Salomon Brothers Mortgage Securities Inc.
7.00%       07/25/24 ..............   82,247         71,218
   (COST $81,078)

TOTAL BONDS AND NOTES
   (COST $38,018,204) .............              36,646,643

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
DOMESTIC PREFERRED -- 0.0%
TCI Communications Inc., 10.00% ...    1,200   $     30,975

INTERNATIONAL PREFERRED-- 0.1%
Henkel KGaA .......................      680         44,870

TOTAL PREFERRED STOCK
   (COST $84,238) .................                  75,845

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.), 06/03/02
   (Cost $ 0) .....................       11            585(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $84,537,251) .............             102,870,479

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $12,473,104) ............12,473,104     12,473,104

OTHER ASSETS AND LIABILITIES,
   NET (4.9)% ....................               (5,430,289)
                                               ------------
NET ASSETS -- 100% ...............             $109,913,294
                                               ============

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. BOB MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS EXCEEDING $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME FUND AND MONEY MARKET FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - TAXABLE FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION, RESPONSIBLE FOR BOTH TAXABLE AND TAX-EXEMPT FIXED INCOME OPERATIONS, IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. BOB IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING 1999.

A. The U.S. bond market suffered its second worst year since 1973. Yields on 30-year Treasuries rose from 5.1% to 6.5%. Intermediate maturity bonds fared even worse as yields rose 1.8%. The end result was price depreciation that more than offset interest income producing a -0.83% total return for the Lehman Brothers Aggregate Bond Index.

   The global economic crisis, which prompted the Federal Reserve to ease monetary policy 75 basis points in 1998, subsided in 1999. The pace of economic activity remained robust and rekindled fears of inflation. Low unemployment and rising real estate and stock market wealth buoyed consumer confidence and, in turn, consumer spending. Concerned that tight labor markets would lead to inflationary increases in wages, the Federal Reserve took back all of the 1998 easing in three 25 basis point steps between June and November. Many observers believe further tightening would have occurred had it not been for the uncertainty over how the century date change might affect financial markets.

   In terms of sectors, mortgage backed securities performed the best, returning 1.86%, due primarily to their shorter average duration and higher yield. Corporates lost 1.96% while U.S. Treasuries and agencies declined 2.23%.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Income Fund had a return of -1.43% for the one-year period ended December 31, 1999. For the same period, the Lehman Brothers Aggregate Bond Index returned -0.83% and our Lipper peer group of 19 Intermediate Investment Grade Debt annuity funds posted an average return of -0.60%.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The back-up in interest rates in the early part of the year cost us some relative performance until we adjusted downward our interest rate sensitivity (duration). On the plus side, our overweight in mortgage backed securities and good security selection in the corporate sector impacted returns favorably.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Until we see a slowdown in the pace of economic activity, the market is at risk to more Federal Reserve tightening and higher rates. Meanwhile global competition and increasing productivity should keep a lid on inflation. Once fears of an overheating economy subside, bond yields will look very attractive.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

      Income Fund         LB Aggregate
1/3/95  $10000               $10000
3/95     10453                10504
6/95     11016                11144
9/95     11210                11363
12/95    11683                11847
3/96     11445                11636
6/96     11463                11702
9/96     11674                11918
12/96    12024                12275
3/97     11953                12207
6/97     12378                12657
9/97     12770                13079
12/97    13106                13464
3/98     13312                13672
6/98     13626                13991
9/98     14102                14583
12/98    14148                14632
3/99     14056                14558
6/99     13884                14429
9/99     13964                14528
12/99    13946                14511

Income Fund (ending value $13,946)
LB Aggregate (ending value $14,511)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                              ONE       THREE         SINCE
                             YEAR       YEAR      COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund                  (1.43)%    5.07%         6.89%
--------------------------------------------------------------------------------
LB Aggregate                 (0.83)%    5.73%         7.73%
--------------------------------------------------------------------------------
Lipper peer group average*   (0.60)%    5.15%          N/A
--------------------------------------------------------------------------------
Commencement date            1/3/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

               A fund designed for investors who seek to maximize
                    income consistent with prudent investment
                    management and preservation of capital by
                   investing primarily in income-bearing debt
                           securities and instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $68,434 (IN THOUSANDS)

[PIE CHART OMITTED]

MORTGAGE BACKED 36.9%
CORPORATE NOTES 22.0%
U.S. TREASURIES 18.4%
FEDERAL AGENCIES 12.1%
CASH & OTHER 10.6%

--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
      MOODY'S / S&P                            PERCENTAGE OF
      RATINGS                                   NET ASSETS
--------------------------------------------------------------------------------
      Aaa / AAA                                  72.68%
--------------------------------------------------------------------------------
      Aa / AA                                     4.13%
--------------------------------------------------------------------------------
      A / A                                       9.72%
--------------------------------------------------------------------------------
      Baa / BBB                                   6.96%
--------------------------------------------------------------------------------
      Ba / BB                                     0.33%
--------------------------------------------------------------------------------
      Other                                       6.18%
--------------------------------------------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC./STANDARD & POOR'S ARE NATIONALLY RECOGNIZED
  STATISSTICAL RATING ORGANIZATIONS.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE U.S. BOND PEER GROUP CONSISTING OF 19 AND 14 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                   INCOME FUND

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 93.6%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 18.4%
U.S. Treasury Bonds
8.125%      08/15/19 ........... $ 2,547,000  $   2,902,383(h)
5.25%       02/15/29 ...........      65,000         53,746(h)
6.125%      08/15/29 ...........   1,625,000      1,549,080(h)
                                                  4,505,209

U.S. Treasury Notes
5.25%       05/31/01 ...........   2,139,000      2,111,600(h)
5.875%      11/30/01 ...........   1,870,000      1,858,013(h)
5.875%      11/15/04 ...........   1,505,000      1,475,607(h)
7.00%       07/15/06 ...........     478,000        489,577(h)
6.00%       08/15/09 ...........   1,270,000      1,230,313(h)
                                                  7,165,110

U.S. Treasury STRIPS
6.83%       08/15/11 ...........     375,000        170,813(d,h)
6.84%       02/15/12 ...........     560,000        246,305(d,h)
6.85%       02/15/19 ...........   1,750,000        478,012(d,h)
                                                    895,130

TOTAL U.S. TREASURIES
   (COST $13,066,295) ..........                 12,565,449

FEDERAL AGENCIES-- 12.1%
Federal Farm Credit Bank
9.15%       02/14/05 ...........     100,000        109,328
8.60%       05/30/06 ...........     400,000        405,748
                                                    515,076

Federal Home Loan Bank
5.625%      03/19/01 ...........     390,000        385,796
5.875%      08/15/01 ...........   1,475,000      1,461,636
5.25%       04/25/02 ...........     440,000        426,730
                                                  2,274,162

Federal Home Loan Mortgage Corp.
6.22%       03/18/08 ...........     395,000        364,759
5.75%       04/15/08 ...........     290,000        266,937
5.125%      10/15/08 ...........     425,000        372,406
6.625%      09/15/09 ...........     930,000        903,551
8.25%       06/01/26 ...........      60,000         65,785
                                                  1,973,438

Federal National Mortgage Assoc.
5.75%       04/15/03 ...........      70,000         67,988
5.125%      02/13/04 ...........     940,000        883,750
5.78%       05/05/04 ...........     375,000        358,009
6.99%       07/09/07 ...........      50,000         48,344
5.64%       12/10/08 ...........     485,000        434,254
6.04%       02/25/09 ...........     905,000        828,636
6.16%       08/07/28 ...........     630,000        551,741
                                                  3,172,722

Small Business Administration
6.125%      01/01/18 ...........     255,711        237,611

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Tennessee Valley Authority
6.125%      07/15/03 ...........    $133,000  $     129,114

TOTAL FEDERAL AGENCIES
   (COST $8,755,636) ...........                  8,302,123

AGENCY MORTGAGE BACKED-- 31.9%
Federal Home Loan Mortgage Corp.
8.00%       04/01/00 ...........       5,870          5,883
6.75%       10/01/08 ...........      52,510         51,750(b)
8.00%       09/01/09 ...........      94,049         94,531
7.50%       11/01/09 ...........      71,681         72,330
7.50%       06/01/10 ...........      28,260         28,516
8.50%       07/01/10 ...........      99,700        101,626
7.50%       09/01/12 ...........     152,736        153,881
9.00%       02/01/17 ...........      27,938         28,924
8.00%       04/01/17 ...........      99,674        101,212
8.00%       08/01/24 ...........      28,553         28,883
8.00%       10/01/25 ...........      14,718         14,878
8.00%       11/01/26 ...........      19,625         19,839
8.00%       05/01/27 ...........   1,377,573      1,390,908
8.00%       02/01/28 ...........      22,053         22,294
6.50%       02/01/29 - 08/01/29    2,102,079      1,981,861
6.00%       TBA ................     800,000        732,248(c)
6.50%       TBA ................   1,242,000      1,170,970(c)
7.00%       TBA ................   3,923,760      3,797,454(c)
7.50%       TBA ................     300,000        296,907(c)
                                                 10,094,895

Federal National Mortgage Assoc.
7.50%       07/01/02 ...........      16,575         16,585
6.50%       01/01/04 ...........         940            930
7.50%       12/01/09 ...........     605,945        609,732
7.00%       08/01/13 ...........      65,172         64,448
7.50%       02/01/14 ...........     374,112        376,450
9.00%       04/01/16 ...........      93,281         98,178
8.00%       12/01/17 ...........     155,744        158,275
9.00%       12/01/17 ...........     119,211        124,278
7.50%       12/01/18 ...........      81,231         80,845
7.835%      07/01/19 ...........      93,122         92,809
9.00%       12/01/22 ...........     136,453        142,359
7.50%       12/01/23 ...........     341,857        339,721
7.00%       10/01/27 - 11/01/27      913,401        883,972
7.00%       07/01/28 ...........     179,153        173,217
6.50%       01/01/29 - 03/01/29      895,305        843,539
6.00%       10/01/29 ...........     728,440        666,290
6.50%       TBA ................   1,038,261        995,352(c)
7.50%       TBA ................     900,000        889,875(c)
                                                  6,556,855

Government National Mortgage Assoc.
7.00%       03/15/12 ...........     421,761        417,409
9.00%       11/15/16 ...........     359,987        379,783
9.00%       01/15/17 - 11/15/17      258,758        272,698
8.50%       10/15/17 ...........     262,637        272,166
9.00%       12/15/21 ...........      25,700         27,033
6.125%      11/20/22 ...........      42,114         42,607
6.375%      02/20/23 ...........     115,017        116,660
6.50%       02/15/24 - 03/15/24      408,199        387,021
6.125%      12/20/24 ...........      56,919         57,817

-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

6.375%      02/20/26 ............ $   20,412   $     20,718
6.50%       04/15/28 ............    851,672        799,235
7.00%       04/15/28 - 10/15/28 .  1,601,937      1,546,863
8.00%       TBA .................    803,000        811,030(c)
                                                  5,151,040

TOTAL AGENCY MORTGAGE BACKED
   (COST $22,382,185) ...........                21,802,790

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%

Federal Home Loan Mortgage Corp.
5.85%       02/15/08 ............    110,000        107,800
6.50%       07/15/08 ............     50,000         47,609
6.50%       02/15/21 ............     48,474         47,445
7.00%       02/15/21 ............     50,000         49,953
5.75%       06/15/23 ............    129,000        121,945
                                                    374,752

Federal National Mortgage Assoc.
7.623%      12/17/04 ............     10,851         10,905
6.00%       03/25/19 ............    361,920        326,065
7.00%       06/18/20 ............      2,609          2,601(b)
9.00%       05/25/22 ............      5,712          1,623(g)
8.50%       07/25/22 ............      9,170          2,522(g)
                                                    343,716

Federal National Mortgage Assoc. REMIC
6.00%       06/25/01 ............     23,830         23,480
6.171%      05/25/14 ............    288,094        278,101
6.00%       03/25/19 ............     85,420         84,538
7.00%       09/25/20 ............     12,475         12,315
8.00%       10/25/20 ............     51,437         51,790
6.24%       12/25/22 ............      5,648          4,080(d,f)
                                                    454,304

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,225,956) ............                 1,172,772

ASSET BACKED -- 1.8%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 ............      2,823          2,767
Chase Credit Card Master Trust
6.00%       08/15/05 ............     40,000         38,887
Citibank Credit Card Master Trust I
5.75%       01/15/03 ............     18,000         17,826
5.50%       02/15/06 ............    114,000        107,587
Discover Card Master Trust I
5.75%       10/16/03 ............     84,000         82,766
5.30%       08/15/04 ............     69,000         66,693
5.60%       05/16/06 ............    319,000        303,050
First USA Credit Card Master Trust
5.28%       09/18/06 ............    181,000        170,140
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 ............     45,000         44,361
Ford Credit Auto Owner Trust
5.90%       06/15/02 ............     28,000         27,755


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Green Tree Financial Corp.
6.90%       04/15/18 ............  $  56,220   $     55,886
6.97%       04/01/31 ............     81,000         80,393
MBNA Master Credit Card Trust
6.60%       04/16/07 ............    107,000        105,194
Peco Energy Transport Trust
5.80%       03/01/07 ............     56,000         53,147
6.05%       03/01/09 ............     56,000         52,535
West Penn Funding LLC Transition Bonds
6.81%       09/25/08 ............     59,000         58,594

TOTAL ASSET BACKED
   (COST $1,315,292) ............                 1,267,581

CORPORATE NOTES -- 22.0%

Abbey National PLC
7.95%       10/26/29 ............     95,000         94,617
6.70%       06/29/49 ............     15,000         13,527
7.35%       10/29/49 ............    131,000        124,674
Aetna Services Inc.
6.97%       08/15/36 ............    135,000        132,257
Allstate Corp.
7.20%       12/01/09 ............     80,000         77,775
Amerada Hess Corp.
7.875%      10/01/29 ............    125,000        121,913
American Airlines Inc.
6.855%      04/15/09 ............     80,000         78,597
Arizona Public Service Co.
6.25%       01/15/05 ............     65,000         61,000
Armstrong World Industries Inc.
7.45%       05/15/29 ............    100,000         88,762
Associates Corporation of North America
6.375%      10/15/02 ............    300,000        295,032
5.75%       11/01/03 ............     55,000         52,460
AT&T Capital Corp.
6.60%       05/15/05 ............     65,000         62,509
AT&T Corp.
6.50%       03/15/29 ............    115,000         98,519
Atlantic City Electric Co.
6.19%       01/17/06 ............    160,000        150,290
Bank One Corp.
6.40%       08/01/02 ............    130,000        127,798
BCI US Funding Trust I
9.39%       12/29/49 ............    100,000         92,000(b,d)
Beckman Instruments Inc.
7.10%       03/04/03 ............     40,000         38,281
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 ............    243,000        263,164
Bellsouth Telecomm Inc.
6.375%      06/01/28 ............     75,000         63,161
Boston University
7.625%      07/15/97 ............    100,000         93,672
Brascan Ltd.
7.375%      10/01/02 ............     30,000         29,410
Bristol-Myers Squibb Co.
6.875%      08/01/97 ............     75,000         67,016
CIT Group Inc.
7.125%      10/15/04 ............    115,000        114,019

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Cleveland Electric Co. Toledo Edison
7.19%       07/01/00 ............. $   5,000    $     4,994
Coastal Corp.
6.375%      02/01/09 .............    80,000         72,872
Columbia University Trustees New York
6.83%       12/15/20 .............     5,000          4,693
Conseco Inc.
6.40%       06/15/01 .............   149,000        144,481
8.70%       11/15/26 .............    52,000         46,414
Continental Cablevision Inc.
8.50%       09/15/01 .............   160,000        163,050
Corporacion Andina De Fomento
6.75%       03/15/05 .............   130,000        123,405
Crown Cork & Seal Co. Inc.
8.00%       04/15/23 .............    75,000         69,015
CSX Corp.
6.25%       10/15/08 .............   175,000        158,356
DaimlerChrysler AG
7.20%       09/01/09 .............   100,000         98,224
Delphi Automotive Systems Corp.
6.125%      05/01/04 .............    75,000         70,947
Dresdner Funding Trust I
8.151%      06/30/31 .............   150,000        140,722(b)
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 .............    55,000         54,279
6.875%      10/15/09 .............    55,000         53,271
Duke Capital Corp.
7.25%       10/1/04 ..............   180,000        176,141
Duke Energy Corp.
5.375%      01/01/09 .............    80,000         69,194
Electronic Data Systems Corp.
6.85%       10/15/04 .............    75,000         73,957
7.45%       10/15/29 .............   100,000         96,918
EOP Operating LP
6.50%       01/15/04 .............    30,000         28,610
FDX Corp.
7.85%       01/30/15 .............    61,793         60,535
Federated Department Stores Inc.
6.125%      09/01/01 .............    80,000         78,618
Ford Motor Credit Co.
6.70%       07/16/04 .............   100,000         97,875
5.80%       01/12/09 .............    80,000         70,901
7.375%      10/28/09 .............   180,000        177,705
7.45%       07/16/31 .............   100,000         96,204
Fortune Brands Inc.
7.125%      11/01/04 .............   100,000         99,300(b)
FPL Group Capital Inc.
7.375%      06/01/09 .............   450,000        442,084
General Motors Acceptance Corp.
5.75%       11/10/03 .............    50,000         47,608
6.15%       04/05/07 .............    80,000         74,544
Georgia-Pacific Group
9.95%       06/15/02 .............    50,000         52,746
Goldman Sachs Group L.P.
6.65%       05/15/09 .............   100,000         93,080
Goodrich (BF) Co.
6.45%       04/15/08 .............    75,000         68,709


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Guangdong International Trust & Investment Corp.
8.75%       10/24/16 .............$   10,000    $       500(a,b,j)
HCR Manor Care Inc.
7.50%       06/15/06 .............    50,000         43,965
Heritage Media Corp.
8.75%       02/15/06 .............    95,000         97,613
Household Finance Corp.
6.125%      07/15/02 .............    30,000         29,198
Hydro-Quebec
8.05%       07/07/24 .............   260,000        274,596
Israel Electric Corp. Ltd.
7.125%      07/15/05 .............    40,000         38,288(b)
J.P. Morgan & Co.
6.00%       01/15/09 .............    55,000         49,218
Korea Development Bank
6.625%      11/21/03 .............     5,000          4,801
Kroger Co.
6.34%       06/01/01 .............   149,000        147,485
7.375%      03/01/05 .............   150,000        147,387
LCI International Inc.
7.25%       06/15/07 .............    78,000         74,995
Lehman Brothers Holdings Inc.
8.50%       08/01/15 .............   160,000        163,384
7.50%       08/01/26 .............   100,000        100,270
LG&E Capital Corp.
5.75%       11/01/01 .............    95,000         92,911(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18 .............    65,000         55,130
Lockheed Martin Corp.
7.95%       12/01/05 .............   175,000        172,478
8.20%       12/01/09 .............    80,000         79,600
8.50%       12/01/29 .............    55,000         55,898
Lumbermens Mutual Casualty
8.30%       12/01/37 .............    40,000         34,216(b)
MBNA Corp.
6.306%      04/22/03 .............   100,000         96,422
MCI Communications Corp.
6.125%      04/15/02 .............   225,000        221,350
MCI WorldCom Inc.
6.40%       08/15/05 .............    75,000         71,837
8.875%      01/15/06 .............   100,000        104,957
Merita Bank Ltd.
7.15%       12/29/49 .............   250,000        241,590(b)
Merrill Lynch & Co.
5.71%       01/15/02 .............   145,000        141,581
Monsanto Co.
5.75%       12/01/05 .............    75,000         69,031
Morgan Stanley Dean Witter & Co.
7.125%      01/15/03 .............   165,000        164,870
5.625%      01/20/04 .............    55,000         51,806
Nabisco Inc.
6.125%      02/01/33 .............    75,000         71,590
Natexis AMBS Co. LLC
8.44%       12/29/49 .............    65,000         61,256(b)
National Rural Utilities Cooperative
6.046%      04/15/03 .............   100,000         96,720
5.50%       01/15/05 .............    45,000         41,895
National Westminster Bank PLC
7.75%       04/29/49 .............   185,000        177,768

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

New Jersey Economic Development Authority
7.425%      02/15/29 ............ $   10,000    $     9,749
Newell Co.
6.35%       07/15/08 ............     55,000         50,929
News America Holdings Inc.
7.625%      11/30/28 ............    105,000         97,307
8.15%       10/17/36 ............    279,000        266,668
Noram Energy Corp.
6.375%      11/01/03 ............     65,000         62,566
Norfolk Southern Corp.
7.90%       05/15/97 ............     92,000         87,072
North Atlantic Energy Corp.
9.05%       06/01/02 ............      9,000          9,122
Northrop-Grumman Corp.
8.625%      10/15/04 ............     65,000         67,160
Occidental Petroleum Corp.
7.375%      11/15/08 ............     90,000         87,634
Ontario Province of Canada
7.375%      01/27/03 ............    135,000        136,404
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 ............    110,000        103,104(b)
5.625%      02/17/09 ............     60,000         52,870(b)
Philip Morris Cos. Inc.
7.25%       09/15/01 ............     60,000         59,581
Phillips Petroleum Co.
9.375%      02/15/11 ............    185,000        209,450
Pitney Bowes Credit Corp.
9.25%       06/15/08 ............    200,000        222,356
Principal Financial Group
8.20%       08/15/09 ............     75,000         76,313(b)
Procter & Gamble Co.
6.875%      09/15/09 ............    100,000         97,685
9.36%       01/01/21 ............    105,000        121,183
Quebec Province of Canada
5.67%       02/27/26 ............    500,000        496,645
7.50%       09/15/29 ............    100,000         96,937
Raytheon Co.
6.75%       08/15/07 ............     85,000         79,299
Rohm & Haas Co.
6.95%       07/15/04 ............     55,000         54,030(b)
7.85%       07/15/29 ............    100,000        100,293
Royal & Sun Alliance Insurance Group PLC
8.95%       10/15/29 ............    110,000        112,332(b)
Safeway Inc.
7.50%       09/15/09 ............     80,000         78,433
Sprint Capital Corp.
5.70%       11/15/03 ............     60,000         56,931
6.875%      11/15/28 ............     75,000         66,653
Stop & Shop Cos. Inc.
9.75%       02/01/02 ............     40,000         42,000
SunAmerica Inc.
5.60%       07/31/97 ............    295,000        202,869
Suntrust Bank Inc.
6.00%       01/15/28 ............     60,000         54,778
Tele-Communications Inc.
9.80%       02/01/12 ............     65,000         75,942
7.875%      08/01/13 ............     70,000         71,079

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Teleglobe Canada Inc.
7.20%       07/20/09 ............  $  75,000    $    70,449
Texas Utilities Co.
5.94%       10/15/01 ............    225,000        221,179
Textron Inc.
6.375%      07/15/04 ............    130,000        125,362
Time Warner Inc.
10.15%      05/01/12 ............    224,000        262,432
Time Warner Pass-Through Asset Trust
6.10%       12/30/01 ............     95,000         93,116(b)
Tosco Corp.
7.625%      05/15/06 ............     45,000         44,450
TRW Inc.
6.625%      06/01/04 ............    100,000         96,273
Turner Broadcasting Systems Inc.
8.375%      07/01/13 ............     80,000         82,855
TXU Eastern Funding Co.
6.45%       05/15/05 ............    160,000        151,346
6.75%       05/15/09 ............     80,000         73,339
Tyco International Group S.A.
6.25%       06/15/03 ............      5,000          4,801
7.00%       06/15/28 ............     95,000         82,209
Union Carbide Corp.
6.79%       06/01/25 ............     95,000         91,465
Union Oil Co.
7.35%       06/15/09 ............     60,000         58,374
United Illuminating Co.
6.25%       12/15/02 ............     25,000         24,106
United Parcel Service Inc.
8.375%      04/01/30 ............     95,000        101,460
US Airways Pass Through Trust
8.36%       07/20/20 ............     80,000         78,087
US West Capital Funding Inc.
6.875%      08/15/01 ............    125,000        123,856(b)
6.125%      07/15/02 ............     30,000         29,272
6.875%      07/15/28 ............     40,000         34,990
US West Communications Inc.
5.625%      11/15/08 ............     90,000         78,737
USA Networks Inc.
6.75%       11/15/05 ............     70,000         65,701
USA Waste Services Inc.
6.125%      07/15/01 ............     75,000         71,381
USX Marathon Group
9.80%       07/01/01 ............     60,000         62,053
Viacom Inc.
7.75%       06/01/05 ............    218,000        219,424
Wal-Mart Stores Inc.
6.875%      08/10/09 ............    135,000        131,448
Walt Disney Co.
5.62%       12/01/08 ............     75,000         66,285
Westinghouse Electric Corp.
8.875%      06/01/01 ............     35,000         35,790
Williams Cos. Inc.
6.125%      02/15/02 ............    120,000        117,251
Yale University
7.375%      04/15/96 ............    215,000        203,517

TOTAL CORPORATE NOTES
   (COST $15,853,382) ...........                15,030,893

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE BACKED SECURITIES -- 5.0%

Chase Commercial Mortgage Securities Corp.
6.39%       11/18/08 .............$  148,000    $   137,825
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08 .............   110,000        103,022
Credit Suisse First Boston Mortgage Securities Corp.
6.30%       11/15/08 .............   108,000         99,664
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 .............   801,000        736,419
First Union Lehman Brothers - Bank of America
6.56%       11/18/08 .............   378,000        355,792
GMAC Commercial Mortgage Security Inc.
6.42%       08/15/08 .............    65,000         60,572
10.07%      08/15/23 ............. 1,874,442         72,634(d)
GS Mortgage Securities Corp.
6.86%       07/13/30 .............   219,000        216,605
Lehman Large Loan
6.79%       06/12/04 .............     9,492          9,385
Merrill Lynch Mortgage Investors Inc.
6.39%       02/15/30 .............   100,000         93,750
Mid-State Trust
7.54%       07/01/35 .............     6,142          5,781
Morgan Stanley Capital I
6.86%       05/15/06 .............   208,413        205,677(b)
6.52%       01/15/08 .............    21,000         19,858
6.21%       09/15/08 .............    98,000         90,436
9.82%       10/15/18 ............. 1,436,029         68,436(b,d)
9.74%       04/15/23 .............   920,548         36,822(d)
6.01%       11/15/30 .............   122,451        116,404
6.48%       11/15/30 .............   170,000        159,747
Nationslink Funding Corp.
6.001%      11/20/07 .............    70,000         66,588
Sawgrass Finance REMIC Trust
6.45%       01/20/06 .............   272,000        271,490
Vornado Finance Corp.
6.36%       12/01/00 .............   521,000        519,371(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $3,582,189) .............                3,446,278

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
Salomon Brothers Mortgage Securities Inc.
7.00%       07/25/24 .............   520,579        447,229
      (COST $509,990)

TOTAL BONDS AND NOTES
   (COST $66,690,925) ............               64,035,115

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
CORPORATE PREFERRED -- 0.2%
AT&T CORP.
    10.00% .........................   2,400   $     61,950
Centaur Funding Corp.
     (Series B), 9.08% .............     105        106,072(b)

TOTAL PREFERRED STOCK
   (COST $170,250) .................                168,022

TOTAL INVESTMENTS IN SECURITIES
   (COST $66,861,175) ..............             64,203,137

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund ....7,777,196      7,777,196

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
FEDERAL AGENCIES -- 6.6%
Federal Home Loan Mortgage Corp.
5.79%       01/11/00 ............$  3,500,000     3,494,565(d)
International Bank for
Reconstruction & Development
5.76%       01/12/00 ............  1,000,000        998,278(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $12,270,039) ...........                12,270,039

OTHER ASSETS AND LIABILITIES,
   NET (11.7)% ..................                (8,039,615)
                                                -----------
NET ASSETS -- 100% ..............               $68,433,561
                                                ===========
--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A

WILLIAM R. WRIGHT, PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND, JOINED GE ASSET MANAGEMENT IN 1993 AND ASSUMED RESPONSIBILITY FOR GE ASSET MANAGEMENT LIMITED (GEAML), FORMERLY GE INVESTMENTS (US) LIMITED, AT ITS INCEPTION IN 1995. GEAML HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $746 MILLION. BILL IS ALSO A VICE PRESIDENT OF GE ASSET MANAGEMENT. PRIOR TO JOINING GE ASSET MANAGEMENT, BILL WORKED FOR CONTINENTAL ASSET MANAGEMENT CORP. WHERE HE WAS A PORTFOLIO MANAGER OF ITS U.K. SUBSIDIARY. AFTER SERVING AS A LANGUAGE SPECIALIST IN THE U.S. ARMY SECURITY AGENCY, HE BEGAN HIS CAREER IN 1979 WITH COOPERS & LYBRAND, AND JOINED BANKERS TRUST COMPANY IN 1980. BILL RECEIVED HIS B.A. IN POLITICAL SCIENCE/ASIAN STUDIES FROM WITTENBERG UNIVERSITY AND AN MBA IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE NEW YORK SOCIETY OF SECURITY ANALYSTS.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Global Income Fund had a return of -7.49% for the one-year period ended December 31, 1999. The JP Morgan Global Bond Index returned -5.08% and our Lipper peer group of 35 Global Income annuity funds had an average return of 0.21% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The fund's underperformance during 1999 stems principally from the decision to significantly underweight the Japanese bond market and currency. This decision was taken due to the very low yield available on Japanese bonds, the prospects for economic recovery and higher inflation, and the burgeoning national debt load. It was also expected that Japanese investors would greatly increase their purchase of non-Japanese securities in order to increase their returns. At the same time, we expected the economies of the U.S. and Europe to grow slowly with little inflationary pressure to cause interest rates to rise. Unfortunately, the outcome was exactly the opposite - the Japanese bond market was the only developed market to have a positive return for the year in local currency terms, and the yen appreciated sharply versus the dollar.

Q. HOW DID THE Y2K PROBLEM AFFECT THE FUND?

A. In general, the millennium bug did not affect the fund. Market fears concerning the ability of corporations to service their debt did lead to lower liquidity and wider yield spreads. However, the fund's assets were primarily invested in government securities. Those corporate bonds that were held were of high credit quality. While the fund's corporate holdings did underperform slightly, the impact on the overall fund performance was negligible.

Q. WHY DID THE WEIGHTING OF THE FUND CHANGE?

A. As discussed above, the initial strategy for the fund was to significantly underweight the Japanese bond market and currency. The fund began the year with a position in Japanese bonds about 50% smaller than that of its benchmark, and the currency weight was about 75% smaller. Conversely, the European bond markets were given larger weights due to their higher yield and brighter expected returns. As it became apparent that this strategy was wrong, the weight in Europe was reduced sharply, and that in Japan was increased.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Our central expectation is for interest rates in most major markets to continue rising over the next year as central banks act to reduce inflationary pressures, and therefore we are maintaining shorter-than-benchmark duration. In this environment, we expect Europe to outperform the U.S., and, therefore, are overweighting European bonds. Japan is still a major question mark. While the economy is looking stronger, the sustainability of the recovery is still uncertain. The weighting of Japanese bonds is below that of the benchmark, and the duration of these holdings is being maintained just about equal to the benchmark, but we are keeping a close eye on developments in the Japanese economy which might signal a turn either way.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

         Global Income Fund     JPM Global Bond        Salomon World Bond
5/1/97  $10000                      $10000                    $10,000
6/97     10190                       10352                     10,392
9/97     10320                       10427                     10,524
12/97    10341                       10509                     10,543
3/98     10540                       10613                     10,624
6/98     10729                       10853                     10,835
9/98     11517                       11767                     11,736
12/98    11720                       12118                     12,152
3/99     11219                       11646                     11,685
6/99     10874                       11247                     11,283
9/99     11018                       11689                     11,792
12/99    10841                       11503                     11,634

Global Income Fund (ending value $10,841)
Salomon World Bond (ending value $11,634)
JPM Global Bond (ending value $11,503)

--------------------------------------------------------------------------------
                           ANNUAL AVERAGE TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                      ONE        SINCE
                                     YEAR     COMMENCEMENT
--------------------------------------------------------------------------------
Global Income Fund                  (7.49)%       3.07%
--------------------------------------------------------------------------------
Salomon World Bond                  (4.26)%       5.84%
--------------------------------------------------------------------------------
JPM Global Bond                     (5.08)%       5.39%
--------------------------------------------------------------------------------
Lipper peer group average*           0.21%         N/A
--------------------------------------------------------------------------------
Commencement date                   5/1/97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

               A fund designed for investors who seek high return,
               emphasizing current income and to a lesser extent,
                 capital appreciation by investing primarily in
                    foreign and domestic income-bearing debt
                                   securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CURRENCY EXPOSURE
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

EURO 35.8%
U.S. DOLLARS 34.4%
JAPANESE YEN 17.0%
BRITISH POUND 7.0%
CANADIAN DOLLARS 2.6%
GREEK DRACHMA 2.4%
AUSTRALIAN DOLLARS 0.8%

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $9,175 (IN THOUSANDS)

[PIE CHART OMITTED]

EUROPE 47.4%
UNITED STATES 32.6%
JAPAN 8.9%
CASH & OTHERS 6.9%
CANADA 3.5%
PACIFIC RIM 0.7%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 35 UNDERLYING ANNUITY FUNDS.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 93.1%
--------------------------------------------------------------------------------
AUSTRALIA -- 0.7%
Queensland Treasury Corp.
8.00%      08/14/01 ........AUD       61,000  $      41,028
6.00%      07/14/09 ........AUD       47,000         28,274
                                                     69,302

AUSTRIA -- 1.8%
Republic of Austria
6.25%      10/16/03 ........JPY   10,000,000        118,220
4.00%      07/15/09 ........EUR       49,000         44,095
                                                    162,315

CANADA -- 3.5%
Government of Canada
5.50%      09/01/02 ........CAD       30,000         20,482
5.00%      09/01/04 ........CAD      110,000         72,546
7.00%      12/01/06 ........CAD       70,000         50,428
6.00%      06/01/08 ........CAD      120,000         81,718
1.90%      03/23/09 ........JPY   10,000,000         99,306
                                                    324,480

FRANCE -- 6.9%
Government of France
4.50%      07/12/03 ........EUR       95,000         95,340
5.50%      10/25/07 ........EUR      255,000        258,672
Reseau Ferre De France
5.25%      04/14/10 ........EUR      285,000        277,563
                                                    631,575
GERMANY -- 16.7%
Allgemeine Hypobank AG
3.25%      08/20/01 ........EUR      225,000        222,574
Bayerische Vereinsbank
4.50%      06/24/02 ........EUR      209,629        211,486
Depfa Pfandbreifbank
4.75%      01/28/02 ........EUR       98,000         99,253
Federal Republic of Germany
4.50%      05/19/03 ........EUR      100,000        100,332
6.875%     05/12/05 ........EUR       50,000         54,719
6.00%      01/04/07 ........EUR      220,000        231,944
6.00%      07/04/07 ........EUR      135,000        142,180
3.75%      01/04/09 ........EUR       50,000         44,817
4.50%      07/04/09 ........EUR       50,000         47,245
6.50%      07/04/27 ........EUR       50,000         53,803
Hypothekenbank AG
4.25%      07/16/02 ........EUR       90,000         89,755
Treuhandanstalt
6.00%      11/12/03 ........EUR      220,000        230,865
                                                  1,528,973
GREECE -- 2.2%
Hellenic Republic
7.60%      01/22/02 ........GRD   65,100,000        201,226

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

ITALY -- 8.6%
Republic of Italy
4.50%      07/01/01 ........EUR      130,000 $      132,396
4.75%      05/01/03 ........EUR      100,000        100,755
3.75%      06/08/05 ........JPY   14,000,000        156,292
6.75%      02/01/07 ........EUR      285,000        310,062
6.50%      11/01/27 ........EUR       82,000         86,279
                                                    785,784

JAPAN -- 8.9%
Government of Japan
1.90%      03/20/08 ....... JPY   16,000,000        159,311
1.80%      09/21/09 ....... JPY   48,000,000        475,025
International Bank for
   Reconstruction & Development
4.50%      03/20/03 ....... JPY   16,900,000        187,005
                                                    821,341
SPAIN -- 4.6%
Government of Spain
10.00%     02/28/05 ....... EUR      105,000        128,868
Kingdom of Spain
4.50%      07/30/04 ........EUR      240,000        237,421
3.10%      09/20/06 ........JPY    5,000,000         54,661
                                                    420,950

UNITED KINGDOM -- 6.6%
European Investment Bank
7.625%     12/07/06 ........GBP       99,000        169,517
7.625%     12/07/07 ........GBP       60,000        103,901
Treasury
7.00%      11/06/01 ........GBP       45,000         73,343
7.00%      06/07/02 ........GBP       25,000         40,847
6.50%      12/07/03 ........GBP       24,000         39,097
8.50%      12/07/05 ........GBP       16,000         29,011
8.00%      06/07/21 ........GBP       65,000        150,110
                                                    605,826

UNITED STATES -- 32.6%
KFW International Finance
1.00%      12/20/04 ........JPY   30,000,000        294,289
U.S. Treasury Bond
5.25%      02/15/29 ........USD      400,000        330,748
U.S. Treasury Notes
5.50%      08/31/01 ........USD      740,000        731,556
6.50%      08/15/05 ........USD      700,000        700,000
5.50%      02/15/08 ........USD    1,000,000        936,560
                                                  2,993,153

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,096,081) .......                      8,544,925

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $386,711) .........         386,711        386,711

OTHER ASSETS AND LIABILITIES,
   NET 2.7% ................                        243,543
                                                 ----------
NET ASSETS-- 100% ..........                     $9,175,179
                                                 ==========

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

   Money Market Fund    90-Day T-Bill
12/89   $10000             $10000
12/90    10714              10774
12/91    11281              11371
12/92    11622              11770
12/93    11895              12131
12/94    12339              12660
12/95    13067              13377
12/96    13774              14066
12/97    14519              14797
12/98    15282              15520
12/99    16047              16270

Money Market Fund (ending value $16,047)
90-Day T-Bill (ending value $16,270)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                     ONE       FIVE       TEN
                                    YEAR       YEAR      YEAR
--------------------------------------------------------------------------------
Money Market Fund                   5.00%     5.40%     4.84%
--------------------------------------------------------------------------------
90-Day T-Bill                       4.83%     5.14%     4.99%
--------------------------------------------------------------------------------
Lipper peer group average*          4.75%     5.13%     4.87%
--------------------------------------------------------------------------------
Commencement date                   7/1/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FUND YIELD AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
                               FUND        IBC MONEY FUND
                               ----        --------------
  7 day current                 5.67%+          5.13%
  7 day effective               5.83%           5.26%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

      A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S.
                  dollar-denominated money market instruments.
--------------------------------------------------------------------------------


----------
* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 101, 77 AND 57 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 1999.

Q&A

ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE MONEY MARKET FUND (PLEASE REFER TO PAGE 34 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS ON THE FIXED INCOME MARKETS.)

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Money Market Fund posted a return of 5.00% for the one-year period ended December 31, 1999. For the same period, the 90-day U.S. Treasury Bill returned 4.83% and our Lipper peer group of 101 Money Market annuity funds posted an average return of 4.75%.

Q. WHAT WAS THE KEY DRIVER OF FUND PERFORMANCE?

A. By actively managing our maturity structure, we were able to capitalize on the higher rates caused by the Federal Reserve tightenings.

  See Notes to Performance. Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

NET ASSETS OF $473,538 (IN THOUSANDS)

[PIE CHART OMITTED]

COMMERICAL PAPER 49.9%
CERTIFICATES OF DEPOSIT & OTHER 26.3%
U.S. GOVERNMENTS 23.8%

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.2%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 23.8%
U.S. AGENCIES (D)

Federal Agricultural Mortgage Corp.
5.87%       01/18/00 ...........$  2,500,000 $    2,493,424
Federal Home Loan Bank
5.55%       02/01/00 ...........  15,000,000     14,929,217
5.61%       02/09/00 ...........  10,000,000      9,940,850
5.54%       02/16/00 ...........  16,000,000     15,887,875
5.64%       02/23/00 ...........  16,000,000     15,868,913
5.75%       04/12/00 ...........  12,200,000     12,006,945
                                                 68,633,800

Federal Home Loan Mortgage Corp.
5.32%       01/27/00 ...........   2,300,000      2,291,396
Federal National Mortgage Assoc.
5.34%       01/20/00 ...........   4,000,000      3,989,018
5.55%       02/03/00 ...........   9,000,000      8,954,790
5.68%       02/07/00 ...........   5,000,000      4,971,351
5.75%       04/10/00 ...........  12,100,000     11,912,114
5.62%       04/17/00 ...........     480,000        472,177
                                                 30,299,450

U.S. TREASURIES
U.S. Treasury Notes
6.25%       5/31/00 ............   3,950,000      3,963,424
5.875%      6/30/00 ............   5,200,000      5,208,338
                                                  9,171,762

TOTAL U.S. GOVERNMENTS
   (COST $112,889,832) .........                112,889,832

COMMERCIAL PAPER -- 49.9%

Abbey National PLC
5.80%       02/29/00 ...........  16,000,000     15,847,911
Associates Corp. of North America
6.42%       01/21/00 ...........  17,300,000     17,238,297
Bank of America
6.04%       01/07/00 ...........  17,260,000     17,242,625

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Bank of Nova Scotia
5.91%       03/15/00 ........... $17,500,000 $   17,287,404
Citibank Capital Market Assets LLC
6.10%       01/21/00 ...........  17,160,000     17,101,847
Credit Suisse
5.93%       01/10/00 ...........  17,000,000     16,974,797
First Union Corp.
6.002%      01/31/00 ...........  17,260,000     17,173,671
Goldman Sachs Group LP
6.55%       01/28/00 ...........  17,500,000     17,414,031
Halifax Building Society
5.78%       02/22/00 ...........  16,000,000     15,866,418
Merrill Lynch & Co. Inc.
5.85%       02/4/00 ............  16,500,000     16,408,837
Morgan (J.P.) & Co. Inc.
5.97%       01/14/00 ...........  16,540,000     16,504,343
Morgan Stanley Group Inc.
5.92%       01/12/00 ...........  17,000,000     16,969,249
Toronto Dominion Holdings
6.36%       01/18/00 ...........  17,280,000     17,228,102
UBS Finance Delaware Inc.
5.93%       03/30/00 ...........  17,300,000     17,046,377

TOTAL COMMERCIAL PAPER
   (COST $236,303,909) .........                236,303,909

YANKEE CERTIFICATES OF DEPOSIT-- 15.8%
Bank of Montreal
6.31%       01/13/00 ...........  16,500,000     16,500,000
Bayerische Hypotheken Bank
6.09%       01/28/00 ...........  17,500,000     17,500,000
Deutsche Bank AG
6.08%       01/14/00 ...........  17,000,000     17,000,000
Dresdner Bank AG
5.81%       02/28/00 ...........   8,750,000      8,668,095
Societe General North America Inc.
5.81%       02/25/00 ...........  15,150,000     15,015,523

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $74,683,618) ..........                 74,683,618

TIME DEPOSITS-- 9.7%
Republic National Bank New York New York
5.25%       01/03/00 ...........  23,000,000     23,000,000
Royal Bank of Canada
4.75%       01/03/00 ...........  22,760,000     22,760,000
State Street Cayman Islands
4.50%       01/03/00 ...........     238,198        238,198

TOTAL TIME DEPOSITS
   (COST $45,998,198) ..........                 45,998,198

TOTAL SHORT-TERM INVESTMENTS
   (COST $469,875,557) .........                469,875,557

OTHER ASSETS AND LIABILITIES,
   NET 0.8% ....................                  3,662,644
                                               ------------
NET ASSETS-- 100% ..............               $473,538,201
                                               ============

-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A

DAVID A. SHAPIRO, OF SENECA CAPITAL MANAGEMENT (SENECA), THE FUND'S SUB-ADVISER, WITH TOTAL ASSETS UNDER MANAGEMENT OF OVER $10 BILLION, IS THE PORTFOLIO MANAGER OF THE REAL ESTATE SECURITIES FUND. DAVID JOINED SENECA IN 1995. IN 1992 DAVID BECAME A PRINCIPAL OF ASSET HOLDINGS GROUP (HE HAS REMAINED A PRINCIPAL OF ASSET HOLDINGS GROUP). FROM 1982 TO 1992, HE WAS A MANAGING DIRECTOR OF THE ADCO GROUP, A REAL ESTATE DEVELOPMENT AND FINANCE COMPANY. DAVID RECEIVED A B.A. FROM COLUMBIA UNIVERSITY AND A J.D. FROM THE UNIVERSITY OF ARIZONA.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR ENDED DECEMBER 31, 1999?

A. The Real Estate Fund had a return of -0.22% for the one-year period ended December 31, 1999. The Wilshire Real Estate Securities Index returned -3.19% and our Lipper peer group of 17 Real Estate annuity funds returned an average of -2.81% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The fund continued to outperform its benchmark by concentrating its holdings in high quality companies with an emphasis on the Apartments and Office/Industrial sectors. The fund continued to have core holdings in Spieker Properties, Equity Office Properties and Equity Residential Properties.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. Our strategy continues to be to own the preeminent companies. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the portfolio.

Q. WHAT DOMESTIC EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The strong U.S. economy over the past four quarters has produced job growth. Strong job growth produces demand for real estate particularly office and industrial real estate. Our philosophy has been to emphasize real estate investment in those parts of the country with strong job growth (i.e., the Southeast, Southwest and West) and constrained infrastructure development (i.e., city centers - Boston, New York City, San Francisco, Los Angeles).

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. With short term interest rates likely to rise, we are focusing our attention on companies with limited exposure to variable interest rates as well as companies with the ability to recycle assets (i.e. sell or redevelop) with a view to stock repurchases on a leverage neutral basis.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

   Real Estate Securities Fund        Wilshire RES Index
5/1/95      $10000                         $10000
6/95         10570                          10511
9/95         11060                          11009
12/95        11700                          11404
3/96         12102                          11886
6/96         12515                          12450
9/96         13384                          13185
12/96        15941                          15609
3/97         16607                          15896
6/97         17308                          16626
9/97         19160                          18727
12/97        19048                          18699
3/98         18948                          18558
6/98         18013                          17707
9/98         16181                          15589
12/98        15679                          15441
3/99         15206                          14906
6/99         17059                          16488
9/99         15558                          14914
12/99        15645                          14948


Real Estate Securities Fund (ending value $15,645)
Wilshire RES Index (ending value $14,948)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                ONE       THREE       SINCE
                               YEAR       YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
Real Estate Securities Fund   (0.22)%     (0.62)%    10.06%
--------------------------------------------------------------------------------
Wilshire RES                  (3.19)%     (1.43)%     8.99%
--------------------------------------------------------------------------------
Lipper peer group average*    (2.81)%     (1.07)%     N/A
--------------------------------------------------------------------------------
Commencement date             5/1/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

    A fund designed for investors who seek to maximize total returns through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Essex Property Trust Inc. .......................... 6.06%
--------------------------------------------------------------------------------
  Spieker Properties Inc. ............................ 5.75%
--------------------------------------------------------------------------------
  Equity Residential Properties Trust ................ 5.26%
--------------------------------------------------------------------------------
  Equity Office Properties Trust ..................... 5.19%
--------------------------------------------------------------------------------
  Archstone Communities Trust ........................ 4.68%
--------------------------------------------------------------------------------
  Cornerstone Properties Inc. ........................ 4.51%
--------------------------------------------------------------------------------
  Manufactured Home Communities Inc. ................. 4.27%
--------------------------------------------------------------------------------
  Avalon Bay Communities Inc. ........................ 4.07%
--------------------------------------------------------------------------------
  Northstar Financial ................................ 3.64%
--------------------------------------------------------------------------------
  Simon Property Group Inc. .......................... 3.57%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $41,842 (IN THOUSANDS)

[PIE CHART OMITTED]

OFFICE/INDUSTRIAL 32.5%
APARTMENTS 20.1%
REGIONAL MALLS/SHOPPING CENTER 13.1%
DIVERSIFIED 5.9%
CASH & OTHER 12.6%
MANUFACTURED HOME 7.2%
FINANCIAL SERVICES 5.8%
HOTEL 2.8%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 17 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            See Notes to Performance.
               Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 87.4%
--------------------------------------------------------------------------------
APARTMENTS -- 20.1%

Archstone Communities Trust ......... 95,597  $   1,959,738
Avalon Bay Communities Inc. ......... 49,660      1,703,959
Equity Residential Properties Trust . 51,600      2,202,675
Essex Property Trust Inc. ........... 74,550      2,534,700
                                                  8,401,072

DIVERSIFIED -- 5.9%

Northstar Capital Investment Corp. ..105,000      1,522,500(a,b)
Pacific Gulf Properties Inc. ........ 47,380        959,445

                                                  2,481,945

FINANCIAL -- 5.8%

Chicago Title Corp. .................    600         27,750
Countrywide Credit Industries Inc. .. 44,400      1,121,100
Federal Home Loan Mortgage Corp. .... 15,500        729,469
Starwood Financial Inc. ............. 31,510        533,700

                                                  2,412,019

HOTEL -- 2.8%

Starwood Hotels & Resorts ........... 49,200      1,156,200
Manufactured Home -- 7.2%
Chateau Communities Inc. ............ 46,500      1,206,094
Manufactured Home Communities Inc. .. 73,500      1,786,969

                                                  2,993,063

OFFICE/INDUSTRIAL -- 32.5%

Arden Realty Inc. ................... 31,000        621,938
Bedford Property Investors Inc. ..... 68,500      1,168,781
Cornerstone Properties Inc. .........129,000      1,886,625
Duke Realty Investments Inc. ........ 70,000      1,365,000
Equity Office Properties Trust ...... 88,200      2,171,925
First Industrial Realty Trust Inc. .. 47,600      1,306,025
Mack-Cali Realty Corp. .............. 51,600      1,344,825
Prentiss Properties Trust ........... 64,000      1,344,000
Spieker Properties Inc. ............. 66,000      2,404,875
                                                 13,613,994

REGIONAL MALLS -- 10.8%

General Growth Properties Inc. ...... 10,000        280,000
Macerich Co. ........................ 63,500      1,321,594
Simon Property Group Inc. ........... 65,200      1,495,525
Urban Shopping Centers Inc. ......... 52,900      1,434,912
                                                  4,532,031

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHOPPING CENTER -- 2.3%

Developers Diversified Realty Corp. . 74,300  $     956,613

TOTAL COMMON STOCK
   (COST $40,795,793) ...............            36,546,937

--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.5%
--------------------------------------------------------------------------------
Glenborough Realty Trust Inc. ....... 88,050      1,227,197
Reckson Associates Realty Corp. ..... 33,500        665,812

TOTAL PREFERRED STOCK
   (COST $2,626,996) ................             1,893,009

TOTAL INVESTMENTS IN SECURITIES
   (COST $43,422,789) ...............            38,439,946

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $3,027,091) ..............3,027,091      3,027,091

OTHER ASSETS AND LIABILITIES,
   NET 0.9% .......................                 375,047
                                                -----------
NET ASSETS-- 100% .................             $41,842,084
                                                ===========

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                              NOTES TO PERFORMANCE DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Information on the preceding performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GE Asset Management currently waives certain fees for the Money Market Fund and Premier Growth Equity Fund. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), 90 Day U.S. Treasury Index (90-Day T-Bill), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI
EAFE), Wilshire Real Estate Securities Index (Wilshire RES), and Salomon Brothers World Government Bond Index (Salomon World Bond) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE is a composite of 967 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the U.S. The IBC Money Fund Report yields represent the average yields of 951 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The Global Income Fund changed its benchmark index during the fiscal year-end December 31, 1999 from the JP Morgan Global Government Bond Index (JPMGlobal
Bond), which is an unhedged index comprised of government bonds from several countries including the U.S. The Salomon Brothers World Government Bond Index ("Salomon World Bond Index") has replaced the JP Morgan Government Bond Index ("JPM Global Bond index") as the benchmark index for the Global Income Fund. With the establishment of the Euro, the JPMGlobal Bond Index was modified to become more significantly weighted in emerging markets and, as a result, is less suitable as a benchmark for the Global Income Fund as the Fund is not managed with such a significant weighting to emerging markets. The Salomon World Bond Index, with a less significant weighting to emerging markets, is a more appropriate benchmark.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, and S&P 500 are trademarks of The McGraw-Hill Companies Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the fund or any member of the public regarding the advisability of investing in the securities generally or in this fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to $513,433, $2,370,311 and $1,522,500 or 0.98%, 3.46% and 3.64% of net assets for the International Equity, Income and Real Estate Securities Funds, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) Non-convertible saving shares with no voting rights.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At December 31, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.

(i) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(j) At December 31, 1999, the security is in default. GE Asset Management has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued. The cost of the security was $10,306 and represents 0.00% of net assets of the Income Fund.


ABBREVIATIONS:
ADR       --   American Depositary Receipt
GDR       --   Global Depositary Receipt
Regd.     --   Registered
REMIC     --   Real Estate Mortgage Investment Conduit
SDR       --   Special Drawing Rights
STRIPS    --   Separate Trading of Registered Interest and Principal
                 of Securities

CURRENCY TERMS:
AUD       --   Australian Dollar
CAD       --   Canadian Dollar
EUR       --   European Currency Unit (ECU)
GBP       --   Pound Sterling
GRD       --   Greek Drachma
JPY       --   Japanese Yen
USD       --   United States Dollar

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND
                                                         12/31/99         12/31/98     12/31/97(C)      12/31/96       12/31/95(H)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --               --               --          1/3/95
Net asset value, beginning of period .................. $33.50           $27.88           $21.11           $19.27         $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..............................   0.22             0.28             0.24             0.34           0.46
   Net realized and unrealized
      gains (losses) on investments ...................   6.30             6.23             6.54             3.90           4.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........   6.52             6.51             6.78             4.24           5.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................   0.22             0.28             0.00             0.35           0.47
   Net realized gains .................................   1.90             0.61             0.01             2.05           0.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................   2.12             0.89             0.01             2.40           1.06
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................ $37.90           $33.50           $27.88           $21.11         $19.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................................  19.61%           23.41%           32.13%           21.72%         35.58%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...........$72,794          $31,160          $23,917          $18,027         $9,071
   Ratios to average net assets:
      Net investment income* ..........................   0.86%            0.95%            0.94%            1.80%          2.10%
      Net expenses* ...................................   0.61%            0.69%            0.80%            0.80%          0.80%
      Gross expenses* .................................   0.61%            0.69%            0.86%            0.88%          1.03%
   Portfolio turnover rate ............................     35%              41%              33%              35%            71%
------------------------------------------------------------------------------------------------------------------------------------

                                                          S&P 500 INDEX FUND
                                                        12/31/99         12/31/98         12/31/97(B, C)   12/30/96       12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --               --               --         4/15/85
Net asset value, beginning of period .................. $23.71           $19.23           $15.14           $20.99         $15.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..............................   0.20             0.21             0.23             0.78           0.27
   Net realized and unrealized
      gains (losses) on investments ...................   4.68             5.20             4.36             4.36           5.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........   4.88             5.41             4.59             5.14           5.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................   0.21             0.21             0.23             0.77           0.27
   Net realized gains .................................   0.28             0.72             0.27            10.22           0.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................   0.49             0.93             0.50            10.99           0.41
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................ $28.10           $23.71           $19.23           $15.14         $20.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................................  20.61%           28.24%           30.33%           24.51%         36.14%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........$652,144         $326,961         $164,294          $35,522        $66,017
   Ratios to average net assets:
      Net investment income*. ........................    1.00%            1.20%            1.70%            1.91%          1.98%
      Expenses* ......................................    0.39%            0.45%            0.46%            0.48%          0.66%
   Portfolio turnover rate ...........................       3%              13%               6%              63%            15%
------------------------------------------------------------------------------------------------------------------------------------


-----------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND
                                                  12/31/99     12/31/98    12/31/97(D)
---------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --        12/12/97
Net asset value, beginning of period .............   $67.22       $51.48      $49.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................     0.08         0.25        0.03
   Net realized and unrealized
      gains on investments .......................    24.18        18.43        1.69
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...    24.26        18.68        1.72
LESS DISTRIBUTIONS FROM:
   Net investment income .........................     0.08         0.24        0.03
   Net realized gains ............................     2.75         2.70        0.00
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     2.83         2.94        0.03
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $88.65       $67.22      $51.48
---------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................   36.26%       36.53%        3.46%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......  $53,720      $19,879     $16,237
   Ratios to average net assets:
      Net investment income* .....................    0.18%        0.41%        1.04%
      Net Expenses* ..............................    0.68%        0.82%        0.69%
      Gross Expenses* ............................    0.72%        0.82%        0.69%
Portfolio turnover rate ..........................      27%          34%           3%
---------------------------------------------------------------------------------------

                                VALUE EQUITY FUND
                                                  12/31/99     12/31/98    12/31/97(G)
----------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --          5/1/97
Net asset value, beginning of period .............   $13.57       $13.11       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................     0.12         0.07         0.02
   Net realized and unrealized
      gains (losses) on investments ..............     2.21         0.79         3.23
----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...     2.33         0.86         3.25
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................     0.12         0.07         0.02
   Net realized gains ............................     0.00         0.33         0.12
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     0.12         0.40         0.14
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $15.78       $13.57       $13.11
----------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................    17.26%        6.69%       32.56%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......  $90,561      $53,643      $30,856
   Ratios to average net assets:
      Net investment income* .....................     0.94%        0.59%        0.38%
      Expenses* ..................................     0.71%        0.75%        0.69%
   Portfolio turnover rate .......................       30%          14%          18%
----------------------------------------------------------------------------------------


----------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND
                                                         12/31/99         12/31/98         12/31/97(C)      12/30/96     12/31/95(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --              --               --          5/1/95
Net asset value, beginning of period .................. $11.89           $10.68           $10.83           $10.47         $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..............................   0.06             0.08             0.02             0.03           0.20
   Net realized and unrealized
      gains on investments ............................   3.50             1.77             1.10             1.01           0.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........   3.56             1.85             1.12             1.04           0.67
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................   0.04             0.07             0.08             0.03           0.20
   Net realized gains .................................   0.94             0.57             1.19             0.65           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................   0.98             0.64             1.27             0.68           0.20
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................ $14.47           $11.89           $10.68           $10.83         $10.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................................  30.33%           17.45%           10.17%            9.91%          6.70%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...........$52,540          $36,952          $31,931          $17,644        $15,348
   Ratios to average net assets:
      Net investment income* ..........................   0.51%            0.65%            0.14%            0.23%          0.44%
      Net expenses* ...................................   1.08%            1.15%            1.34%            1.50%          1.54%
      Gross expenses* .................................   1.08%            1.15%            1.43%            1.56%          2.17%
   Portfolio turnover rate ............................     51%              60%             166%             150%            58%
------------------------------------------------------------------------------------------------------------------------------------

                                TOTAL RETURN FUND
                                                         12/31/99         12/31/98         12/31/97(C)      12/30/96       12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --               --              --               --            7/1/85
Net asset value, beginning of period .................  $14.66           $13.21           $12.73           $15.93         $13.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.34             0.34             0.34             1.02           0.41
   Net realized and unrealized
      gains (losses) on investments ..................    1.59             1.90             1.95             0.67           3.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    1.93             2.24             2.29             1.69           3.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.33             0.34             0.34             1.02           0.42
   Net realized gains ................................    0.40             0.45             1.47             3.87           0.80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.73             0.79             1.81             4.89           1.22
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $15.86           $14.66           $13.21           $12.73         $15.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................   13.25%           17.10%           17.99%           10.60%         28.07%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........$109,913          $72,632          $50,007          $27,814        $70,507
   Ratios to average net assets:
      Net investment income* .........................    2.50%            2.69%            2.56%            2.73%          3.42%
      Expenses* ......................................    0.56%            0.63%            0.65%            0.60%          0.65%
   Portfolio turnover rate ...........................     105%             124%             135%             144%           106%
------------------------------------------------------------------------------------------------------------------------------------


--------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                   INCOME FUND
                                                        12/31/99         12/31/98         12/31/97(C)      12/31/96      12/31/95(H)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --             1/3/95
Net asset value, beginning of period .................  $12.34           $12.11           $11.84           $12.53         $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.64             0.62             0.76             0.76           0.82
   Net realized and unrealized
      gains (losses) on investments ..................   (0.81)            0.34             0.27            (0.43)          1.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......   (0.17)            0.96             1.03             0.33           1.95
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.64             0.62             0.76             0.76           0.84
   Net realized gains ................................    0.02             0.11             0.00             0.26           0.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.66             0.73             0.76             1.02           1.42
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $11.51           $12.34           $12.11           $11.84         $12.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................   (1.43)%           7.95%            9.00%            2.92%         16.83%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $68,434          $59,077          $45,555           $5,388         $3,271
   Ratios to average net assets:
      Net investment income* .........................    5.74%            5.54%            5.11%            6.37%          6.52%
      Net expenses* ..................................    0.57%            0.64%            0.59%            0.75%          0.75%
      Gross expenses* ................................    0.57%            0.64%            0.77%            1.03%          1.15%
   Portfolio turnover rate ...........................     230%             217%             356%             222%           253%
------------------------------------------------------------------------------------------------------------------------------------

                                                          GLOBAL INCOME FUND
                                                         12/31/99         12/31/98         12/31/97(C,G)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --                5/1/97
Net asset value, beginning of period .................  $10.53            $9.85           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.45             0.44             0.35
   Net realized and unrealized
      gains (losses) on investments ..................   (1.24)            0.87            (0.01)
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......   (0.79)            1.31             0.34
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.14             0.61             0.45
   Net realized gains ................................    0.01             0.02             0.04
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.15             0.63             0.49
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $9.59           $10.53            $9.85
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................   (7.49)%          13.33%            3.41%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........  $9,175           $9,739           $5,851
   Ratios to average net assets:
      Net investment income* .........................    4.20%            4.73%            5.54%
      Expenses* ......................................    0.74%            0.82%            0.84%
   Portfolio turnover rate ...........................     130%              64%             119%

-------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                           MONEY MARKET FUND
                                                         12/31/99         12/31/98         12/31/97(C, E)   12/30/96       12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --              7/1/85
Net asset value, beginning of period ..................  $1.00            $1.00            $1.00            $1.00          $0.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..............................   0.05             0.05             0.05             0.05           0.06
   Net realized and unrealized
      gains (losses) on investments ...................   0.00             0.00             0.00             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........   0.05             0.05             0.05             0.05           0.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................   0.05             0.05             0.05             0.05           0.04
   Net realized gains .................................   0.00             0.00             0.00             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................   0.05             0.05             0.05             0.05           0.04
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................  $1.00            $1.00            $1.00            $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................................   5.00%            5.26%            5.41%            5.41%          5.90%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........$473,538         $239,547         $144,815         $113,263        $63,083
   Ratios to average net assets:
      Net investment income* .........................    4.96%            5.14%            5.17%            5.29%          5.74%
      Net expenses* ..................................    0.30%            0.37%            0.32%            0.15%          0.23%
      Gross expenses* ................................    0.49%            0.59%            0.48%            0.55%          0.63%
------------------------------------------------------------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND
                                                         12/31/99         12/31/98         12/31/97(C)      12/30/96     12/31/95(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --              5/1/95
Net asset value, beginning of period .................  $11.59           $15.28           $14.11           $11.05         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.77             0.73             0.74             0.64           0.46
   Net realized and unrealized
      gains (losses) on investments ..................   (0.82)           (3.46)            2.01             3.36           1.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......   (0.05)           (2.73)            2.75             4.00           1.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.64             0.50             0.53             0.65           0.46
   Net realized gains ................................    0.03             0.46             1.05             0.29           0.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.67             0.96             1.58             0.94           0.64
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $10.87           $11.59           $15.28           $14.11         $11.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................   (0.22)%         (17.68)%          19.49%           36.24%         17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $41,842          $47,756          $48,887          $24,533        $13,429
   Ratios to average net assets:
      Net investment income* .........................    6.21%            5.43%            4.83%            5.90%          6.85%
      Net expenses* ..................................    0.94%            0.99%            0.95%            1.07%          1.31%
      Gross expenses* ................................    0.94%            0.99%            0.95%            1.07%          1.61%
   Portfolio turnover rate ...........................      16%              29%              58%              30%            54%

-----------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not waived a portion of expenses on certain funds, the total returns of those funds for these periods would have been lower. Periods less than one year are not annualized.

(b) As of May 1, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GE Asset Management assumed management responsibilities for the Funds effective May 1, 1997. See Note 4 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 under the Investment Company Act of 1940, governing money market funds.To effect this change, the Fund declared a stock split in the ratio of 10.41 to 1. Per share information prior to January 1, 1997 has been restated to reflect the 10.41 to 1 stock split. The Fund's investment objective, however, remains to seek a high level of current income consistent with high liquidity and safety of principal.

(f) Information is for the period May 1, 1995, commencement of investment operations, through December 31, 1995.

(g) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(h) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.

*   Annualized for periods less than one year.

--------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES DECEMBER 31, 1999

                                                                                                    PREMIER
                                                                      U.S.           S&P 500         GROWTH           VALUE
                                                                     EQUITY           INDEX          EQUITY          EQUITY
                                                                      FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $57,557,393; $483,855,094; $37,023,821;
      $68,723,185; $35,700,025; $84,537,251; $66,861,175;
      $9,096,081; $0; and $43,422,789, respectively) ........... $  67,200,733  $  638,893,032   $  50,467,894   $  82,907,601
   Short-term investments (at amortized cost) ..................     5,445,325      14,108,978       3,048,801       5,719,526
   Cash ........................................................           340              --              --              --
   Foreign currency (cost $0; $0; $0; $0; $112,608; $59,587;
      $0; $71,190; $0; and $0, respectively) ...................           --               --              --              --
   Receivable for investments sold .............................           --           56,193              --       1,978,466
   Income receivables ..........................................        74,917         624,696          45,173         122,377
   Receivable for fund shares sold .............................        99,115         313,359         202,922          16,731
   Variation margin receivable .................................         9,350          31,450           3,400              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................    72,829,780     654,027,708      53,768,190      90,744,701
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......................         1,288              --              --              --
   Payable for investments purchased ...........................           --        1,684,487              --         112,946
   Payable for fund shares redeemed ............................           --               --          24,042          20,497
   Payable to GE Asset Management ..............................        34,086         198,812          24,427          50,205
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................        35,374       1,883,299          48,469         183,648
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................   $72,794,406    $652,144,409     $53,719,721     $90,561,053
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................   $62,394,295    $493,204,039     $39,590,030     $79,247,212
   Undistributed (distributions in exess of) net investment income       2,796          90,656           2,702           2,391
   Accumulated net realized gain (loss) ........................       665,539       3,501,988         676,178      (2,872,966)
   Net unrealized appreciation / (depreciation) on:
      Investments ..............................................     9,643,340     155,037,938      13,444,073      14,184,416
      Futures ..................................................        88,430         309,788           6,738              --
      Foreign currency related transactions ....................             6              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................   $72,794,406    $652,144,409     $53,719,721     $90,561,053
---------------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ............................     1,920,446      23,209,698         606,001       5,737,281
Net asset value, offering and redemption price per share .......   $     37.90    $      28.10     $     88.65     $     15.78


                                                                 INTERNATIONAL          TOTAL
                                                                    EQUITY             RETURN              INCOME
                                                                     FUND               FUND                FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $57,557,393; $483,855,094; $37,023,821;
      $68,723,185; $35,700,025; $84,537,251; $66,861,175;
      $9,096,081; $0; and $43,422,789, respectively) ............ $49,015,906     $  102,870,479      $  64,203,137
   Short-term investments (at amortized cost) ...................   3,452,465         12,473,104         12,270,039
   Cash .........................................................         212                 73                 --
   Foreign currency (cost $0; $0; $0; $0; $112,608; $59,587;
      $0; $71,190; $0; and $0, respectively) ....................     113,558             60,140                 --
   Receivable for investments sold ..............................          --          1,129,192          2,020,660
   Income receivables ...........................................      77,143            566,091            844,688
   Receivable for fund shares sold ..............................      25,029            142,618              4,303
   Variation margin receivable ..................................          --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..............................................  52,684,313        117,241,697         79,342,827
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ........................          --                 --                 --
   Payable for investments purchased ............................          --          7,279,412         10,865,167
   Payable for fund shares redeemed .............................      11,181                 --              4,351
   Payable to GE Asset Management ...............................     132,708             48,991             39,748
--------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................     143,889          7,328,403         10,909,266
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................... $52,540,424       $109,913,294        $68,433,561
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................. $38,822,214        $91,430,675        $72,477,118
   Undistributed (distributions in exess of) net investment income    (24,723)            (5,126)            43,086
   Accumulated net realized gain (loss) .........................     428,559            154,784         (1,428,605)
   Net unrealized appreciation / (depreciation) on:
      Investments ...............................................  13,315,881         18,333,228         (2,658,038)
      Futures ...................................................          --                 --                 --
      Foreign currency related transactions .....................      (1,507)              (267)                --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................... $52,540,424       $109,913,294        $68,433,561
--------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) .............................   3,631,342          6,930,615          5,945,213
Net asset value, offering and redemption price per share ........ $     14.47       $      15.86        $     11.51

                                                                       GLOBAL             MONEY            REAL ESTATE
                                                                       INCOME             MARKET           SECURITIES
                                                                        FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $57,557,393; $483,855,094; $37,023,821;
      $68,723,185; $35,700,025; $84,537,251; $66,861,175;
      $9,096,081; $0; and $43,422,789, respectively) ............  $  8,544,925  $              --      $  38,439,946
   Short-term investments (at amortized cost) ...................       386,711        469,875,557          3,027,091
   Cash .........................................................            --                 --                 --
   Foreign currency (cost $0; $0; $0; $0; $112,608; $59,587;
      $0; $71,190; $0; and $0, respectively) ....................        70,796                 --                 --
   Receivable for investments sold ..............................            --                 --                 --
   Income receivables ...........................................       178,550            561,236            421,228
   Receivable for fund shares sold ..............................            --          3,566,154                 --
   Variation margin receivable ..................................            --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..............................................     9,180,982        474,002,947         41,888,265
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ........................            --            356,932                 --
   Payable for investments purchased ............................            --                 --                 --
   Payable for fund shares redeemed .............................            --              1,750             14,985
   Payable to GE Asset Management ...............................         5,803            106,064             31,196
-----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................         5,803            464,746             46,181
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................    $9,175,179       $473,538,201        $41,842,084
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ..............................................    $9,932,548       $473,538,201        $50,388,732
   Undistributed (distributions in exess of) net investment income     (111,477)                --            713,466
   Accumulated net realized gain (loss) .........................       (90,958)                --         (4,277,271)
   Net unrealized appreciation / (depreciation) on:
      Investments ...............................................      (551,156)                --         (4,982,843)
      Futures ...................................................            --                 --                 --
      Foreign currency related transactions .....................        (3,778)                --                 --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................    $9,175,179       $473,538,201        $41,842,084
-----------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) .............................       957,061        473,537,218          3,849,188
Net asset value, offering and redemption price per share ........ $        9.59       $       1.00        $     10.87


-------------
See Notes to Financial Statements.

                                    56 & 57

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                    PREMIER
                                                                      U.S.           S&P 500         GROWTH           VALUE
                                                                     EQUITY           INDEX          EQUITY          EQUITY
                                                                      FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ....................................................$  512,745    $  5,907,711   $     115,275     $   919,326
      Interest .....................................................   156,297         629,921         117,646         251,894
      Less: Foreign taxes withheld .................................    (3,328)        (55,941)           (275)             --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................................   665,714       6,481,691         232,646       1,171,220
----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .............................   250,028       1,630,617         177,402         462,822
      Transfer agent ...............................................     8,001           8,001           8,001           8,001
      Trustees' fees ...............................................     1,537          16,060             964           2,628
      Custody and accounting expenses ..............................     5,806          60,738           3,633           9,940
      Professional fees ............................................    10,921         114,212           6,839          18,699
      Other expenses ...............................................       683           8,818             427           1,168
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ....................................   276,976       1,838,446         197,266         503,258
      Less: Expenses waived or borne by
         the adviser ...............................................        --              --         (12,631)             --
----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .................................................   276,976       1,838,446         184,635         503,258
----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...........................................   388,738       4,643,245          48,011         667,962
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................... 3,555,106       5,864,673       1,720,761          78,589
         Futures ...................................................   346,276       1,486,877         130,879              --
         Written options ...........................................        --              --              --              --
         Foreign currency related transactions .....................      (119)             16              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ............................................... 4,365,645      80,229,381       8,589,146       8,765,537
         Futures ...................................................    54,842        (147,412)          6,738              --
         Written options ...........................................        --              --              --              --
         Foreign currency related transactions .....................       (20)             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ....... 8,321,730      87,433,535      10,447,524       8,844,126
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .$8,710,468   $  92,076,780   $  10,495,535     $ 9,512,088
----------------------------------------------------------------------------------------------------------------------------------


                                                                     INTERNATIONAL          TOTAL
                                                                        EQUITY             RETURN              INCOME
                                                                         FUND               FUND                FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ....................................................$     663,721      $     568,284       $     26,311
      Interest .....................................................       82,423          2,182,399          3,957,636
      Less: Foreign taxes withheld .................................      (95,234)           (33,260)                --
----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................................      650,910          2,717,423          3,983,947
----------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .............................      410,693            444,269            315,505
      Transfer agent ...............................................        8,001              8,001              8,001
      Trustees' fees ...............................................        1,905              3,595              3,066
      Custody and accounting expenses ..............................        7,193             13,583             11,555
      Professional fees ............................................       13,560             25,579             21,791
      Other expenses ...............................................          847              2,418              1,361
----------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ....................................      442,199            497,445            361,279
      Less: Expenses waived or borne by
         the adviser ...............................................           --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
      Net expenses .................................................      442,199            497,445            361,279
----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...........................................      208,711          2,219,978          3,622,668
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...............................................    3,294,930          2,365,333         (1,468,742)
         Futures ...................................................           --                 --                 --
         Written options ...........................................           --             26,123             54,289
         Foreign currency related transactions .....................      (98,238)           (43,099)                --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...............................................    8,684,451          7,062,245         (3,073,038)
         Futures ...................................................           --                 --                 --
         Written options ...........................................           --               (330)              (763)
         Foreign currency related transactions .....................       (6,088)            (1,077)                --
----------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments .......   11,875,055          9,409,195         (4,488,254)
----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .$  12,083,766      $  11,629,173         $ (865,586)
----------------------------------------------------------------------------------------------------------------------------


                                                                        GLOBAL             MONEY            REAL ESTATE
                                                                        INCOME             MARKET           SECURITIES
                                                                         FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .....................................................  $      --    $            --       $  3,026,536
      Interest ......................................................    512,600         17,515,167            163,351
      Less: Foreign taxes withheld ..................................     (6,722)                --                 --
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .....................................................    505,878         17,515,167          3,189,887
------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..............................     61,389          1,455,389            379,342
      Transfer agent ................................................      8,001              8,001              8,001
      Trustees' fees ................................................        511             12,297              2,435
      Custody and accounting expenses ...............................      1,934             46,440              9,175
      Professional fees .............................................      3,646             87,443             17,305
      Other expenses ................................................        226              7,143              1,080
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .....................................     75,707          1,616,713            417,338
      Less: Expenses waived or borne by
         the adviser ................................................         --           (622,499)                --
------------------------------------------------------------------------------------------------------------------------
      Net expenses ..................................................     75,707            994,214            417,338
------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ............................................    430,171         16,520,953          2,772,549
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ................................................   (280,963)               802         (4,590,447)
         Futures ....................................................         --                 --                 --
         Written options ............................................         --                 --                 --
         Foreign currency related transactions ......................   (137,048)                --                 --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ................................................   (964,261)                --          1,644,238
         Futures ....................................................         --                 --                 --
         Written options ............................................         --                 --                 --
         Foreign currency related transactions ......................     13,172                 --                 --
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments ........ (1,369,100)               802         (2,946,209)
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..$  (938,929)     $  16,521,755        $  (173,660)
------------------------------------------------------------------------------------------------------------------------


---------
See Notes to Financial Statements.

                                    58 & 59

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 PREMIER
                                                U.S.                  S&P 500                    GROWTH
                                               EQUITY                  INDEX                     EQUITY
                                                FUND                   FUND                       FUND
-------------------------------------------------------------------------------------------------------------------
                                     Year Ended  Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                    December 31, December 31, December 31, December 31,  December 31, December 31,
                                        1999        1998         1999         1998           1999         1998
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income .........$   388,738  $   251,995  $  4,643,245  $  2,791,335  $    48,011  $    70,190
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ........  3,901,263      720,210     7,351,566    11,920,795    1,851,640    1,153,279
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ................  4,420,467    4,761,858    80,081,969    44,705,175    8,595,884    4,313,223
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
         from operations ...........  8,710,468    5,734,063    92,076,780    59,417,305   10,495,535    5,536,692
   Distributions to shareholders from:
     Net investment income .........   (386,970)    (250,555)   (4,651,139)   (2,699,390)     (45,451)     (68,908)
     Net realized gains ............ (3,387,932)    (546,305)   (6,315,161)   (9,401,821)  (1,563,524)    (760,447)
-------------------------------------------------------------------------------------------------------------------
   Total distributions ............. (3,774,902)    (796,860)  (10,966,300)  (12,101,211   (1,608,975)    (829,355)
   Increase (decrease) in net assets
     from operations and
     distributions .................  4,935,566    4,937,203    81,110,480    47,316,094    8,886,560    4,707,337
-------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares .. 69,442,665   16,925,055   256,122,069   130,960,266   57,605,631    8,647,997
     Value of distributions
       reinvested ..................  3,774,914      808,489    10,966,268    12,101,211    1,608,975      839,275
     Cost of shares redeemed .......(36,518,796) (15,427,494)  (23,015,645)  (27,710,415) (34,260,818) (10,552,145)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .......... 36,698,783    2,306,050   244,072,692   115,351,062   24,953,788   (1,064,873)
-------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
     net assets .................... 41,634,349    7,243,253   325,183,172   162,667,156   33,840,348    3,642,464
NET ASSETS
   Beginning of period ............. 31,160,057   23,916,804   326,961,237   164,294,081   19,879,373   16,236,909
-------------------------------------------------------------------------------------------------------------------
   End of period ...................$72,794,406  $31,160,057  $652,144,409  $326,961,237  $53,719,721  $19,879,373
-------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
    net investment income,
    end of period ...................$    2,796  $     1,146  $     90,656  $     98,534  $     2,702  $       142
-------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .... 1,887,297      532,917     9,903,580     6,047,885      724,088      140,302
     Issued for distributions
       reinvested ..................... 102,246       24,815       399,355       521,604       18,918       13,063
     Shares redeemed ..................(999,235)    (485,538)     (884,811)   (1,321,302)    (432,720)    (173,026)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................. 990,308       72,194     9,418,124     5,248,187      310,286      (19,661)
-------------------------------------------------------------------------------------------------------------------


                                             VALUE                     INTERNATIONAL                TOTAL
                                            EQUITY                        EQUITY                    RETURN
                                             FUND                          FUND                      FUND
---------------------------------------------------------------------------------------------------------------------
                                    Year Ended    Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                    December 31, December 31,  December 31,  December 31,  December 31, December 31,
                                      1999           1998         1999          1998         1999         1998
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income ........ $   667,962  $   266,967  $    208,711  $   231,035  $  2,219,978  $ 1,590,250
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions .......     78,589    (1,750,273)    3,196,692    2,197,939     2,348,357    2,471,228
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ...............   8,765,537    3,907,480     8,678,363    3,294,109     7,060,838    5,485,019
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
         from operations ..........   9,512,088    2,424,174    12,083,766    5,723,083    11,629,173    9,546,497
   Distributions to shareholders from:
     Net investment income ........   (671,000)     (268,273)     (115,235)    (171,596)   (2,180,949)  (1,584,895)
     Net realized gains ...........         --    (1,266,070)   (3,101,702)  (1,790,431)   (2,611,543)  (2,103,414)
---------------------------------------------------------------------------------------------------------------------
   Total distributions ............   (671,000)   (1,534,343)   (3,216,937)  (1,962,027)   (4,792,492)  (3,688,309)
   Increase (decrease) in net assets
     from operations and
     distributions ................   8,841,088      889,831     8,866,829    3,761,056     6,836,681    5,858,188
---------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares .  45,973,145   31,179,749   127,926,320   19,148,022    29,111,710   14,948,135
     Value of distributions
       reinvested .................     671,028    1,534,344     3,216,971    1,962,027     4,792,547    3,688,309
     Cost of shares redeemed ...... (18,566,825) (10,816,957) (124,421,937) (19,849,462)   (3,459,594)  (1,869,877)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........  28,077,348   21,897,136     6,721,354    1,260,587    30,444,663   16,766,567
---------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
     net assets ...................  36,918,436   22,786,967    15,588,183    5,021,643    37,281,344   22,624,755
NET ASSETS
   Beginning of period ............  53,642,617   30,855,650    36,952,241   31,930,598    72,631,950   50,007,195
---------------------------------------------------------------------------------------------------------------------
   End of period .................. $90,561,053  $53,642,617   $52,540,424  $36,952,241  $109,913,294  $72,631,950
---------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
    net investment income,
    end of period ................. $     2,391  $     5,407   $   (24,723) $   (19,961) $     (5,126) $    (1,056)
---------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ..   2,935,544    2,271,852     9,842,144    1,623,481     1,891,840    1,045,168
     Issued for distributions
       reinvested .................      43,944      117,215       232,777      168,414       308,798      256,667
     Shares redeemed ..............  (1,195,638)    (789,260)   (9,552,582)  (1,673,171)     (225,801)    (132,272)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares .............   1,783,850    1,599,807       522,339      118,724     1,974,837    1,169,563
---------------------------------------------------------------------------------------------------------------------


                                                                       GLOBAL                   MONEY
                                            INCOME                     INCOME                   MARKET
                                             FUND                       FUND                     FUND
---------------------------------------------------------------------------------------------------------------------
                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended     Year Ended
                                    December 31, December 31, December 31, December 31, December 31,   December 31,
                                        1999        1998         1999         1998          1999          1998
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income ......... $3,622,668 $  2,792,312  $  430,171  $  363,926    $ 16,520,953    $ 10,312,511
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ........ (1,414,453)     600,594    (418,011)    161,603             802           2,034
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ................ (3,073,801)     418,790    (951,089)    470,056              --              --
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
         from operations ...........   (865,586)   3,811,696    (938,929)    995,585      16,521,755      10,314,545
   Distributions to shareholders from:
     Net investment income ......... (3,580,000)  (2,792,417)   (135,500)   (513,299)    (16,522,500)    (10,312,511)
     Net realized gains ............    (95,615)    (486,762)    (10,406)    (45,764)             --              --
---------------------------------------------------------------------------------------------------------------------
   Total distributions ............. (3,675,615)  (3,279,179)   (145,906)   (559,063)    (16,522,500)    (10,312,511)
   Increase (decrease) in net assets
     from operations and
     distributions ................. (4,541,201)     532,517  (1,084,835)    436,522            (745)          2,034
---------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares .. 17,529,047   31,877,838  13,298,990   4,092,914   1,453,542,485   1,128,113,014
     Value of distributions
       reinvested ..................  3,675,610    3,397,795     145,917     846,310      16,284,251      10,332,839
     Cost of shares redeemed ....... (7,306,440) (22,284,896)(12,923,621) (1,488,358) (1,235,834,659) (1,043,716,505)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .......... 13,898,217   12,990,737     521,286   3,450,866     233,992,077      94,729,348
---------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
     net assets ....................  9,357,016   13,523,254    (563,549)  3,887,388     233,991,332      94,731,382
NET ASSETS
   Beginning of period ............. 59,076,545   45,553,291   9,738,728   5,851,340     239,546,869     144,815,487
---------------------------------------------------------------------------------------------------------------------
   End of period ...................$68,433,561  $59,076,545  $9,175,179  $9,738,728  $  473,538,201  $  239,546,869
---------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
    net investment income,
    end of period .................. $   43,086  $       418  $ (111,477)  $ (79,096)  $          --  $           --
---------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ...  1,438,618    2,490,175   1,323,083     386,376   1,453,542,485   1,128,113,014
     Issued for distributions
       reinvested ..................    319,619      276,612      15,216      82,508      16,284,251      10,332,839
     Shares redeemed ...............   (600,378)  (1,740,167) (1,306,508)   (137,734) (1,235,834,659) (1,043,716,505)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ..............  1,157,859    1,026,620      31,791     331,150     233,992,077      94,729,348
---------------------------------------------------------------------------------------------------------------------



                                           REAL ESTATE
                                           SECURITIES
                                              FUND
--------------------------------------------------------------
                                      Year Ended   Year Ended
                                     December 31, December 31,
                                        1999          1998
--------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income ......... $2,772,549  $2,865,319
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ........ (4,590,447)  1,997,722
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ................  1,644,238 (15,269,814)
------------------------------------------------------------
     Net increase (decrease)
         from operations ...........   (173,660)(10,406,773)
   Distributions to shareholders from:
     Net investment income ......... (2,301,797) (1,919,406)
     Net realized gains ............   (123,947) (1,766,106)
------------------------------------------------------------
   Total distributions ............. (2,425,744) (3,685,512)
   Increase (decrease) in net assets
     from operations and
     distributions ................. (2,599,404)(14,092,285)
------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares .. 20,186,725  10,749,483
     Value of distributions
       reinvested ..................  2,425,738   8,751,903
     Cost of shares redeemed .......(25,926,947) (6,539,651)
------------------------------------------------------------
     Net increase (decrease) from
       share transactions .......... (3,314,484) 12,961,735
------------------------------------------------------------
   Total increase (decrease) in
     net assets .................... (5,913,888) (1,130,550)
NET ASSETS
   Beginning of period ............. 47,755,972  48,886,522
------------------------------------------------------------
   End of period ...................$41,842,084 $47,755,972
------------------------------------------------------------
Undistributed (distributions in excess of)
    net investment income,
    end of period ..................$   713,466 $   738,047
------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ...  1,607,251     752,372
     Issued for distributions
       reinvested ..................    231,243     656,571
     Shares redeemed ............... (2,108,849)   (489,779)
------------------------------------------------------------
     Net increase (decrease)
       in fund shares ..............   (270,355)    919,164
------------------------------------------------------------



--------------
See Notes to Financial Statements.

                                    60 & 61

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------
1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. The Company is comprised of eleven investment portfolios (each a "Fund" and collectively the "Funds"), although only the following ten are currently being offered, as follows: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Global Income Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 under the 1940 Act, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GE Asset Management") (formerly, GE Investment Management Incorporated), the investment adviser and administrator of each Fund.

As of December 31, 1999, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 under the 1940 Act, the Money Market Fund values its securities initially at cost and thereafter securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily to U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

Each of the Funds, other than the Money Market Fund, may invest in financial futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other fund investments. A Fund will not

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                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

enter into a transaction involving futures and options on futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts, if any, appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. Certain Funds may utilize forward currency exchange contracts for speculative purposes. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 1999, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                               AMOUNT            EXPIRES
-------------------------------------------------------------
Value Equity Fund             $   107,183               2007
Income Fund                     1,081,086               2007
Global Income Fund                 63,605               2007
Real Estate Securities Fund     1,020,550               2007

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

The Funds incurred and elected to defer losses after October 31, 1999 as follows:

FUND                             CURRENCY            CAPITAL
-------------------------------------------------------------
S&P 500 Index Fund            $         3     $           --
Value Equity Fund                      --          2,765,783
International Equity Fund          28,407                 --
Total Return Fund                   8,238                 --
Income Fund                            --            334,791
Global Income Fund                     --             27,356
Real Estate Securities Fund            --          3,249,242

DISTRIBUTIONS TO SHAREHOLDERS
The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, net realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded, net of non-reclaimable tax withholdings, on the ex-dividend date, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. Premiums on taxable bonds are not amortized.

EXPENSES

Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses, which are not directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GE Asset Management and reimbursed by the Funds. Effective May 1, 1999, GE Asset Management has voluntarily agreed to waive all expenses except advisory and administrative fees incurred by the Premier Growth Equity Fund.

3.   LINE OF CREDIT

Effective May 1, 1999, the Company shares a revolving credit facility of up to $188,000,000, with a number of its affiliates. The credit facility is with its custodial bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily used portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionately based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets or $75 million. The credit facility was not utilized by the Funds during the one-year period ended December 31, 1999.

4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
GE Asset Management, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment and administrator of the Funds. Compensation of GE Asset Management for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                    ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS

                              AVERAGE DAILY      ADVISORY AND
                           NET ASSETS OF FUND ADMINISTRATION FEES
--------------------------------------------------------------------------------
U.S Equity Fund                All assets            .55%
S&P 500 Index Fund             All assets            .35%
Premier Growth Equity Fund     All assets            .65%
Value Equity Fund              All assets            .65%
International Equity Fund  First $100 million       1.00%
                            Next $100 million        .95%
                            Over $200 million        .90%
Total Return Fund          First $100 million        .50%
                            Next $100 million        .45%
                            Next $100 million        .40%
                            Next $100 million        .35%
                            Over $400 million        .30%
Income Fund                    All assets            .50%
Global Income Fund             All assets            .60%
Money Market Fund*         First $100 million        .50%
                            Next $100 million        .45%
                            Next $100 million        .40%
                            Next $100 million        .35%
                            Over $400 million        .30%
Real Estate Securities Fund First $100 million       .85%
                            Next $100 million        .80%
                            Over $200 million        .75%

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEE PAYABLE BY THE MONEY MARKET FUND SO THAT THE FEE PAID BY THE MONEY MARKET FUND IS EQUAL TO 0.25%. GE ASSET MANAGEMENT RESERVES THE RIGHT TO DISCONTINUE THE WAIVER AT ANY TIME.

DIRECTORS' COMPENSATION

The Funds pay no compensation to their Directors who are officers or employees of GE Asset Management or its affiliates. Directors who are not officers or employees receive an annual fee of $6,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among the Funds based upon the relative net assets of each Fund.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------


5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GE Asset Management, Seneca Capital Management, L.L.C. ("Seneca") is the sub-adviser to the Real Estate Securities Fund; GE Asset Management Limited ("GEAML") is the sub-adviser to the Global Income Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the Value Equity Fund and State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund.

Seneca, GEAML, NWQ and SSgA are responsible for the day-to-day portfolio management of the assets of the Real Estate Securities Fund, Global Income Fund, Value Equity Fund and S&P 500 Index Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GE Asset Management and the Board.

For their services, GE Asset Management pays Seneca, GEAML, NWQ and SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds.

6. AGGREGATE UNREALIZED
   APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1999, were as follows:

                                                           NET
                           GROSS           GROSS       UNREALIZED
                         UNREALIZED      UNREALIZED    APPRECIATION/
                        APPRECIATION    DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Equity Fund          $ 12,460,786  $  2,817,446  $   9,643,340
S&P 500 Index Fund         182,101,328    27,063,390    155,037,938
Premier Growth Equity Fund  14,905,219     1,461,146     13,444,073
Value Equity Fund           24,954,510    10,770,094     14,184,416
International Equity Fund   15,269,474     1,953,593     13,315,881
Total Return Fund           22,521,116     4,187,888     18,333,228
Income Fund                      7,566     2,665,604     (2,658,038)
Global Income Fund             131,150       682,306       (551,156)
Real Estate Securities Fund    786,320     5,769,163     (4,982,843)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1999.

7.   OPTIONS
     (CONTRACTS IN THOUSANDS)

During the period ended December 31, 1999, the following option contracts were written:

                       INCOME FUND          TOTAL RETURN FUND
--------------------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
  December
  31, 1998           1,710    $   7,095         760  $   3,148
Written             24,176       70,939      11,934     34,741
Closed and Expired (20,411)     (61,896)    (10,029)   (30,102)
Exercised           (5,475)     (16,138)     (2,665)    (7,787)
--------------------------------------------------------------------------------
Balance as of
   December 31, 1999    --    $      --         --   $     --
--------------------------------------------------------------------------------

8.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 1999, were as follows:

                               PURCHASES            SALES
------------------------------------------------------------
U.S. Equity Fund          $   44,284,889     $  14,930,920
S&P 500 Index Fund           249,907,416        14,027,030
Premier Growth Equity Fund    28,298,949         7,003,747
Value Equity Fund             43,379,049        20,058,118
International Equity Fund     21,416,795        20,340,098
Total Return Fund            113,701,715        87,947,544
Income Fund                  153,507,184       137,506,452
Global Income Fund            12,698,093        11,576,910
Real Estate Securities Fund    6,526,869         8,428,889

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Global Income Fund, Money Market Fund, and Real Estate Securities Fund, of GE Investments Funds, Inc. (the "Funds"), as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years or periods in the two-year period ended December 30, 1996 for the S&P 500 Index Fund, International Equity Fund, Total Return Fund, Money Market Fund, and Real Estate Securities Fund, and the financial highlights for the year ended December 31, 1996 and for the period from January 3, 1995 to December 31, 1995 for the U.S. Equity Fund and Income Fund were audited by other auditors whose reports thereon dated February 12, 1997 and February 11, 1997, respectively, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each the years or period in the three-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP
[SIGNATURE]


New York, New York
February 4, 2000

                                            GE INVESTMENTS FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

U.S. EQUITY FUND
Team led by
Eugene K. Bolton, GE Asset Management

S&P 500 INDEX FUND
Team led by
James B. May, SSgA

PREMIER GROWTH EQUITY FUND
David B. Carlson, GE Asset Management

VALUE EQUITY FUND
Jon D. Bosse, NWQ

INTERNATIONAL EQUITY FUND
Team led by
Ralph R. Layman, GE Asset Management

TOTAL RETURN FUND
David B. Carlson, GE Asset Management
Ralph R. Layman, GE Asset Management
Robert A. MacDougall, GE Asset Management

INCOME FUND
MONEY MARKET FUND
Team led by
Robert A. MacDougall, GE Asset Management

GLOBAL INCOME FUND
William R. Wright, GEAML
(formerly GE Investments (US) Limited)

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca

INVESTMENT ADVISER
AND ADMINISTRATOR
GE Asset Management Incorporated
(formerly GEInvestment Management Incorporated)

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
J. Garrett Nelson*
Lee A. Putney
Robert P. Quinn
*(SERVED AS DIRECTOR THROUGH DECEMBER 7, 1999)

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURERS
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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